Exhibit 10.97

STOCK PURCHASE AGREEMENT

among

CASH L. MASTERS REVOCABLE TRUST, DATED OCTOBER 19, 2005

and

CASH L. MASTERS

and

PRECISION INDUSTRIES, INC.

for the stock of

THE KINETIC CO., INC.

June 28, 2022

TABLE OF CONTENTS

ARTICLE I DEFINITIONS 6

ARTICLE II PURCHASE AND SALE 17

Section 2.01 Purchase and Sale 17

Section 2.02 Purchase Price 17

Section 2.03 Transactions to be Effected at the Closing 17

Section 2.04 Purchase Price Adjustment 20

Section 2.05 Closing 23

ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER 23

Section 3.01 Legal Capacity of Seller Individual; Authority of Seller 24

Section 3.02 Organization, Authority and Qualification of the Company 24

Section 3.03 Capitalization. 24

Section 3.04 No Subsidiaries 25

Section 3.05 No Conflicts; Consents 25

Section 3.06 Financial Statements 25

Section 3.07 Undisclosed Liabilities 26

Section 3.08 Absence of Certain Changes, Events and Conditions 26

Section 3.09 Material Contracts 29

Section 3.10 Title to Assets; Real Property 30

Section 3.11 Condition and Sufficiency of Assets 31

Section 3.12 Intellectual Property 31

Section 3.13 Inventory 34

Section 3.14 Accounts Receivable 34

Section 3.15 Customers and Suppliers 35

Section 3.16 Insurance 35

Section 3.17 Legal Proceedings; Governmental Orders 36

Section 3.18 Compliance With Laws; Permits 36

Section 3.19 Environmental Matters 36

Section 3.20 Employee Benefit Matters 38

Section 3.21 Employment Matters 41

Section 3.22 Taxes 43

Section 3.23 Books and Records 45

Section 3.24 Banks and Brokerage Accounts 45

Section 3.25 Directors and Officers 45

Section 3.26 Interests of Related Parties 46

Section 3.27 Product Liability; Warranties 46

Section 3.28 Data Privacy and Security 47

Section 3.29 Brokers 48

Section 3.30 Full Disclosure 48

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER 48

Section 4.01 Organization and Authority of Buyer 49

Section 4.02 No Conflicts; Consents 49

Section 4.03 Investment Purpose 49

Section 4.04 Brokers 49

Section 4.05 Sufficiency of Funds 50

Section 4.06 Legal Proceedings 50

Section 4.07 Independent Investigation; Reliance 50

ARTICLE V COVENANTS 50

Section 5.01 Confidentiality 50

Section 5.02 Non-Competition; Non-Solicitation 51

Section 5.03 Books and Records 52

Section 5.04 Public Announcements 53

Section 5.05 Further Assurances 53

Section 5.06 Post-Closing Collection of Accounts Receivable 53

ARTICLE VI TAX MATTERS 53

Section 6.01 Tax Covenants 53

Section 6.02 Termination of Existing Tax Sharing Agreements 54

Section 6.03 Tax Indemnification. 54

Section 6.04 Straddle Period. 55

Section 6.05 Contests 55

Section 6.06 Cooperation and Exchange of Information. 55

Section 6.07 Tax Treatment of Indemnification Payments 56

Section 6.08 Payments to Buyer 56

Section 6.9 Survival 56

Section 6.10 Overlap. 57

Section 6.11 Section 338(h)(10) Election 57

ARTICLE VII INDEMNIFICATION 57

Section 7.01 Survival 57

Section 7.02 Indemnification By Seller Parties 58

Section 7.03 Indemnification By Buyer 59

Section 7.04 Certain Limitations 59

Section 7.05 Indemnification Procedures 60

Section 7.06 Payments 62

Section 7.07 Tax Treatment of Indemnification Payments 63

Section 7.08 Effect of Investigation 63

Section 7.09 Exclusive Remedies 63

Section 7.10 Exclusion of Special Damages 64

Section 7.11 Mitigation. 64

Section 7.12 No Double Recovery 64

Section 7.13 Offset Rights 64

ARTICLE VIII MISCELLANEOUS 65

Section 8.01 Expenses 65

Section 8.02 Notices 65

Section 8.03 Interpretation. 66

Section 8.04 Headings 66

Section 8.05 Severability 66

Section 8.06 Entire Agreement 67

Section 8.07 Successors and Assigns. 67

Section 8.08 No Third-party Beneficiaries 67

Section 8.09 Amendment and Modification; Waiver 67

Section 8.10 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial 67

Section 8.11 Specific Performance 68

Section 8.12 Counterparts 68

Annex A – Earn-Out

Schedule I – Purchase Price Allocation

Exhibit A-1 – Employment Agreement with Seller Individual

Exhibit A-2 – First Amendment to Employment Agreement with Rocky Sperka Exhibit A-3 – Employment Agreement with Jay Judkins

Exhibit B – Escrow Agreement Exhibit C – Promissory Note

Exhibit D – Estimated Closing Working Capital

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”), dated as of June 28, 2022, is entered into by and among Cash L. Masters Revocable Trust dated October 19, 2005, Cash L. Masters, Trustee (“Seller”), Cash L. Masters, an individual resident of the State of Wisconsin (“Seller Individual” and collectively with Seller, “Seller Parties”), and Precision Industries, Inc., a Pennsylvania corporation (“Buyer”).

RECITALS

WHEREAS, contemporaneously with the execution of this Agreement, Affiliates of the Seller Parties and Buyer entered into a purchase agreement (the “Real Estate Purchase Agreement”) whereby Buyer acquired that certain real property located at 6775 W. Loomis Road, Greendale, Wisconsin 53129;

WHEREAS, Seller owns all of the issued and outstanding shares of Common Stock (defined below), no par value (the “Shares”), of The Kinetic Co., Inc., a Wisconsin corporation (the “Company”); and

WHEREAS, Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, the Shares, subject to the terms and conditions set forth in this Agreement, which the parties intend to be treated for tax purposes as a purchase of assets of the Company pursuant to the Section 338(h)(10) Election (defined below).

NOW, THEREFORE, in consideration of the foregoing recitals, which are hereby incorporated in this Agreement, and the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I DEFINITIONS

The following terms have the meanings specified or referred to in this Article I:

“Action” means any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena or investigation of any nature, civil, criminal, administrative, regulatory or otherwise, whether at law or in equity.

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Ancillary Documents” means the Employment Agreements, the Escrow Agreement, and the Promissory Note.

“Balance Sheet” has the meaning set forth in Section 3.06. “Balance Sheet Date” has the meaning set forth in Section 3.06. “Basket” has the meaning set forth in Section 7.04(d).

“Benefit Plan” has the meaning set forth in Section 3.20(a). “Breach” has the meaning set forth in Section 3.28(a).

“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in Milwaukee, Wisconsin are authorized or required by Law to be closed for business.

“Buyer” has the meaning set forth in the preamble.

“Buyer Indemnitees” has the meaning set forth in Section 7.02. “Buyer’s Accountants” means Frazier & Deeter, LLC.

“Cap” has the meaning set forth in Section 7.04(a).

“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq.

“Closing” has the meaning set forth in Section 2.05.

“Closing Cash Payment” has the meaning set forth in Section 2.02. “Closing Date” has the meaning set forth in Section 2.05.

“Closing Date Payment” has the meaning set forth in Section 2.04(a)(i).

“Closing Indebtedness Certificate” means a certificate executed by the Chief Executive Officer of the Company certifying on behalf of the Company an itemized list of all outstanding Indebtedness as of the close of business on the Closing Date and the Person to whom such outstanding Indebtedness is owed and an aggregate total of such outstanding Indebtedness.

“Closing Transaction Expenses Certificate” means a certificate executed by the Chief Executive Officer of the Company, certifying the amount of Transaction Expenses remaining unpaid as of the close of business on the Closing Date (including an itemized list of each such unpaid Transaction Expense with a description of the nature of such expense and the Person to whom such expense is owed).

“Closing Working Capital” means: (a) the Current Assets of the Company, less (b) the Current Liabilities of the Company, determined as of the close of business on the Closing Date. For avoidance of doubt, cash of the Company will be taken into account only for purposes of computing Closing Working Capital, and Company cash shall be excluded from the determination of the Target Working Capital amount.

“Closing Working Capital Statement” has the meaning set forth in Section 2.04(b)(i). “Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” has the meaning set forth in Section 3.03(a). “Company” has the meaning set forth in the recitals.

“Company Intellectual Property” means all Intellectual Property that is owned by the Company.

“Company IP Agreements” means all licenses, sublicenses, consent to use agreements, settlements, coexistence agreements, covenants not to sue, waivers, releases, permissions and other Contracts, whether written or oral, relating to Intellectual Property to which the Company is a party, beneficiary or otherwise bound.

“Company IP Registrations” means all Company Intellectual Property that is subject to any issuance, registration or application by or with any Governmental Authority or authorized private registrar in any jurisdiction, including issued patents, registered trademarks, domain names and copyrights, and pending applications for any of the foregoing.

“Company IT Systems” means all Software, computer hardware, servers, networks, platforms, peripherals, and similar or related items of automated, computerized, or other information technology (IT) networks and systems (including telecommunications networks and systems for voice, data and video) owned, leased, licensed, or used (including through cloud-based or other third-party service providers) by the Company.

“Confidential Information” has the meaning set forth in Section 5.01.

“Consistent with Past Practice” means using the same accounting methods, practices, principles, policies and procedures, with consistent classifications, judgments and valuation and estimation methodologies, that were used in the preparation of the Unaudited Financial Statements for the most recent fiscal year end of the Company, provided that (a) such accounting methods, practices, principles, policies and procedures as related to inventory shown on the Balance Sheet shall have been materially consistent with GAAP (except that any inventory shown on the Balance Sheet shall be subject to the following deviations from GAAP: (i) there is no obsolescence reserve due to the Company’s historical LIFO inventory reporting practice, and (ii) there is no reserve for slow-moving inventory as the Company has historically retained inventory that it believes to be useful in the future, which in some cases could be held for two (2) years or longer), and (b) such accounting methods, practices, principles, policies and procedures used in the preparation of the Unaudited Financial Statements shall not have been untruthful or fraudulent.

“Contracts” means all contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures and all other agreements, commitments and legally binding arrangements, whether written or oral.

“Current Assets” means cash, accounts receivable, inventory and prepaid expenses, but excluding (a) the portion of any prepaid expense of which Buyer will not receive the benefit following the Closing, (b) deferred Tax assets, and (c) receivables from any of the Company’s Affiliates, directors, employees, officers or stockholders and any of their respective Affiliates, determined Consistent with Past Practice (other than receivables due from, and prepaid expenses applicable to, Microblade, Ltd.).

“Current Liabilities” means accounts payable, accrued Taxes and accrued expenses, but excluding payables to any of the Company’s Affiliates (other than (a) amounts owed pursuant to the Company’s lease of the Real Property located at 6775 W. Loomis Road, Greendale, Wisconsin 53129, and (b) payables and other amounts owed by the Company to Microblade, Ltd.), directors, employees (except payables owed to employees consistent with their employment and consistent with ordinary practice), officers or stockholders and any of their respective Affiliates, deferred Tax liabilities, Transaction Expenses, and the current portion of any Indebtedness of the Company, determined Consistent with Past Practice.

“Data Security Requirements” means all of the following, to the extent relating to the access, collection, use, processing, storage, sharing, distribution, transfer, disclosure, security, destruction, or disposal of any personal, sensitive, or confidential information or data (whether in electronic or any other form or medium) or otherwise relating to privacy, security, or security breach notification requirements: (i) all applicable Laws, including, but not limited to, the Controlling the Assault of Non-Solicited Pornography and Marketing Act of 2003 and the Telephone Consumer Protection Act; (ii) policies, procedures and practices of the Company, as applicable, including any privacy policies, programs and other notices, including, but not limited to, the Payment Card Industry Data Security Standard; (iii) industry standards applicable to the industry in which the Company operates; and (iv) Contracts to which the Company is a party or is otherwise bound.

“Direct Claim” has the meaning set forth in Section 7.05(c).

“Disclosure Schedules” means the Disclosure Schedules delivered by Seller and Buyer concurrently with the execution and delivery of this Agreement.

“Dispute Resolution Procedures” has the meaning set forth in Annex A hereto. “Disputed Amounts” has the meaning set forth in Section 2.04(c)(iii).

“Dollars or $” means the lawful currency of the United States. “Earn-Outs” has the meaning set forth in Section 2.02.

“Earn-Out Payments” has the meaning set forth in Annex A hereto.

“EBITDA” has the meaning set forth in Annex A hereto.

“Employment Agreements” means those certain Employment Agreements between the Company and each of Seller Individual and Jay Judkins and the First Amendment to Employment Agreement with Rocky Sperka, respectively, substantially in the forms of Exhibit A-1, Exhibit A-2 and Exhibit A-3 hereto.

“Encumbrance” means any charge, claim, community property interest, pledge, condition, equitable interest, lien (statutory or other), option, security interest, mortgage, easement, encroachment, right of way, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

“Environmental Claim” means any Action, Governmental Order, lien, fine, penalty, or, as to each, any settlement or judgment arising therefrom, by or from any Person alleging liability of whatever kind or nature (including liability or responsibility for the costs of enforcement proceedings, investigations, cleanup, governmental response, removal or remediation, natural resources damages, property damages, personal injuries, medical monitoring, penalties, contribution, indemnification and injunctive relief) arising out of, based on or resulting from: (a) the presence, Release of, or exposure to, any Hazardous Materials; or (b) any actual or alleged non-compliance with any Environmental Law or term or condition of any Environmental Permit.

“Environmental Law” means any applicable Law, and any Governmental Order or binding agreement with any Governmental Authority: (a) relating to pollution (or the cleanup thereof) or the protection of natural resources, endangered or threatened species, human health or safety, or the environment (including ambient air, soil, surface water or groundwater, or subsurface strata); or (b) concerning the presence of, exposure to, or the management, manufacture, use, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, production, disposal or remediation of any Hazardous Materials. The term “Environmental Law” includes the following (including their implementing regulations and any state analogs): the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C.

§§ 9601 et seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42

U.S.C. §§ 6901 et seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. §§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 U.S.C. §§ 7401 et seq.; and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et seq.

“Environmental Notice” means any written directive, notice of violation or infraction, or notice respecting any Environmental Claim relating to actual or alleged non-compliance with any Environmental Law or any term or condition of any Environmental Permit.

“Environmental Permit” means any Permit, letter, clearance, consent, waiver, closure, exemption, decision or other action required under or issued, granted, given, authorized by or made pursuant to Environmental Law.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“ERISA Affiliate” means all employers (whether or not incorporated) that would be treated together with the Company or any of its Affiliates as a “single employer” within the meaning of Section 414 of the Code or Section 4001 of ERISA.

“Escrow Agent” means U.S. Bank National Association.

“Escrow Agreement” means that certain Escrow Agreement among Buyer, Seller and Escrow Agent substantially in the form of Exhibit B hereto.

“Escrow Amount” has the meaning set forth in Section 2.02.

“Estimated Closing Working Capital” has the meaning set forth in Section 2.04(a)(ii). “Estimated Closing Working Capital Statement” has the meaning set forth in Section

2.04(a)(ii).

“Excluded Assets” means the assets excluded from this transaction identified on Schedule

1.0 of the Disclosure Schedules.

“Financial Statements” has the meaning set forth in Section 3.06.

“Fraud” means: (a) a false representation of a material fact by a Person; (b) made with knowledge or belief of its falsity; (c) with the intent of inducing another Person to act, or refrain from acting, to such other Person’s detriment; and (d) upon which such other Person acted or did not act in reliance on the representation, with resulting Losses.

“Fundamental Representations and Warranties” has the meaning set forth in Section

7.01.

“GAAP” means United States generally accepted accounting principles in effect from time to time.

“Government Contracts” has the meaning set forth in Section 3.09(a)(viii). “Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Hazardous Materials” means: (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral or gas, in each case, whether naturally occurring or manmade, that is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under Environmental Laws; and (b) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation, and polychlorinated biphenyls.

“Indebtedness” means, without duplication and with respect to the Company, all (a) indebtedness for borrowed money; (b) obligations for the deferred purchase price of property or services (other than Current Liabilities taken into account in the calculation of Closing Working Capital), (c) long or short-term obligations evidenced by notes, bonds, debentures or other similar instruments; (d) obligations under any interest rate, currency swap or other hedging agreement or arrangement; (e) capital lease obligations; (f) reimbursement obligations under any letter of credit, banker’s acceptance or similar credit transactions; (g) guarantees made by the Company on behalf of any third party in respect of obligations of the kind referred to in the foregoing clauses (a) through (f); and (h) any unpaid interest, prepayment penalties, premiums, costs and fees that would arise or become due as a result of the prepayment of any of the obligations referred to in the foregoing clauses (a) through (g).

“Indemnified Party” has the meaning set forth in Section 7.05. “Indemnifying Party” has the meaning set forth in Section 7.05. “Indemnity Escrow Amount” has the meaning set forth in Section 2.02 “Independent Accountant” has the meaning set forth in Section 2.04(c)(iii). “Insurance Policies” has the meaning set forth in Section 3.16.

“Intellectual Property” means any and all rights in, arising out of, or associated with any of the following in any jurisdiction throughout the world: (a) issued patents and patent applications (whether provisional or non-provisional), including divisionals, continuations, continuations-in- part, substitutions, reissues, reexaminations, extensions, or restorations of any of the foregoing, and other Governmental Authority-issued indicia of invention ownership (including certificates of invention, petty patents, and patent utility models) (“Patents”); (b) trademarks, service marks, brands, certification marks, logos, trade dress, trade names, and other similar indicia of source or origin, together with the goodwill connected with the use of and symbolized by, and all registrations, applications for registration, and renewals of, any of the foregoing (“Trademarks”);

(c)
copyrights and works of authorship, whether or not copyrightable, and all registrations, applications for registration, and renewals of any of the foregoing (“Copyrights”); (d) internet domain names, whether or not Trademarks, all associated web addresses, URLs, websites and web pages, and all content and data thereon or relating thereto, whether or not Copyrights; (e) mask works, and all registrations, applications for registration, and renewals thereof; (f) industrial designs, and all Patents, registrations, applications for registration, and renewals thereof; (g) trade secrets, know-how, inventions (whether or not patentable), discoveries, improvements, technology, business and technical information, databases, data compilations and collections, tools, methods, processes, techniques, and other confidential and proprietary information and all rights therein (“Trade Secrets”); (h) computer programs, operating systems, applications, firmware, and other code, including all source code, object code, application programming interfaces, data files, databases, protocols, specifications, and other documentation thereof; (i) rights of publicity; and (j) all other intellectual or industrial property and proprietary rights.

“Interim Balance Sheet” has the meaning set forth in Section 3.06. “Interim Balance Sheet Date” has the meaning set forth in Section 3.06. “Interim Financial Statements” has the meaning set forth in Section 3.06.

“Knowledge of Seller or Seller’s Knowledge” or any other similar knowledge qualification, means (a) the actual knowledge of Seller Individual or any current director or officer of the Company, and (b) the knowledge that Seller Individual or any current director or officer of the Company would reasonably be expected to have with respect to a fact or matter after discussion of such fact or matter with management level employees of the Company or a review of the Company’s books and records.

“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority.

“Liabilities” has the meaning set forth in Section 3.07.

“Licensed Intellectual Property” means all Intellectual Property in which the Company holds any rights or interests granted by other Persons, including Seller.

“Losses” means losses, damages, liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification hereunder and the cost of pursuing any insurance providers; provided, however, that “Losses” shall not include punitive damages, except to the extent actually awarded to a Governmental Authority or other third party.

“Material Adverse Effect” means any event, occurrence, fact, condition or change that is, individually or in the aggregate, materially adverse to (a) the business, results of operations, condition (financial or otherwise) or assets of the Company, or (b) the ability of Seller to consummate the transactions contemplated hereby on a timely basis; provided, however, that “Material Adverse Effect” shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions;

(ii) conditions generally affecting the industries in which the Company operates; (iii) any changes in financial or securities markets in general; (iv) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (v) any action required or permitted by this Agreement, except pursuant to Section 3.05; (vi) any changes in applicable Laws or accounting rules, including GAAP; or (vii) the public announcement, pendency or completion of the transactions contemplated by this Agreement; provided further, however, that any event, occurrence, fact, condition or change referred to in clauses (i) through (iv) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred or could reasonably be expected to occur to the extent that such event, occurrence, fact, condition or change has a disproportionate effect on the Company compared to other participants in the industries in which the Company conducts its businesses.

“Material Contracts” has the meaning set forth in Section 3.09(a). “Material Customers” has the meaning set forth in Section 3.15(a). “Material Suppliers” has the meaning set forth in Section 3.15(b). “Multiemployer Plan” has the meaning set forth in Section 3.20(c).

“Notice of Earn-Out Disagreement” has the meaning set forth in Annex A hereto. “Organic EBITDA” has the meaning set forth in Annex A hereto.

“Permits” means all permits, licenses, franchises, approvals, authorizations, registrations, certificates, variances and similar rights obtained, or required to be obtained, from Governmental Authorities.

“Permitted Encumbrances” has the meaning set forth in Section 3.10(a).

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Personal Data” has the meaning set forth in Section 3.28(a).

“Post-Closing Adjustment” has the meaning set forth in Section 2.04(b)(ii).

“Post-Closing Tax Period” means any taxable period beginning after the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period beginning after the Closing Date.

“Post-Closing Taxes” means Taxes of the Company for any Post-Closing Tax Period. “Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period ending on and including the Closing Date.

“Pre-Closing Taxes” means Taxes of the Company for any Pre-Closing Tax Period. “Product” has the meaning set forth in Section 3.27.

“Promissory Note” means that certain promissory note in the original principal amount of

Three Million Dollars ($3,000,000.00) made by Buyer in favor of Seller in substantially the form of Exhibit C hereto.

“Purchase Price” has the meaning set forth in Section 2.02.

“QofE” means the quality of earnings analysis of the Company prepared as of November 30, 2021 performed by Buyer or its Affiliates.

“Qualified Benefit Plan” has the meaning set forth in Section 3.20(c).

“Real Estate Purchase Agreement” has the meaning set forth in the recitals.

“Real Property” means the real property owned, leased or subleased by the Company, together with all buildings, structures and facilities located thereon.

“Release” means any actual or threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing or allowing to escape or migrate into or through the environment (including ambient air (indoor or outdoor), surface water, groundwater, land surface or subsurface strata or within any building, structure, facility or fixture).

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

“Resolution Period” has the meaning set forth in Section 2.04(c)(ii).

“Restricted Business” means the development, manufacture, and distribution of industrial saw blades and knives to cut, shear, and/or slit materials for the tissue, metals, plastic, wood, and recycling industries, and any other business conducted by the Company on or after the Closing Date.

“Restricted Period” has the meaning set forth in Section 5.02(a). “Review Period” has the meaning set forth in Section 2.04(c)(i). “SALT Escrow Amount” has the meaning set forth in Section 2.02. “Second Cash Payment” has the meaning set forth in Section 2.02.

“Section 338(h)(10) Election” has the meaning set forth in Section 6.11(a). “Seller” has the meaning set forth in the preamble.

“Seller Indemnitees” has the meaning set forth in Section 7.03. “Seller Individual” has the meaning set forth in the preamble. “Seller Parties” has the meaning set forth in the preamble. “Seller’s Accountants” means CliftonLarsonAllen.

“Service” has the meaning set forth in Section 3.27. “Shares” has the meaning set forth in the recitals.

“Single Employer Plan” has the meaning set forth in Section 3.20(c). “Statement” has the meaning set forth in Annex A hereto.

“Statement of Objections” has the meaning set forth in Section 2.04(c)(ii). “Straddle Period” has the meaning set forth in Section 6.04.

“Target Net Working Capital Value Range” has the meaning set forth in Section 2.04(a)(i).

“Target Working Capital” means Seven Million Seven Hundred Fifty-three Thousand Four Hundred and Five Dollars ($7,753,405.00).

“Taxes” means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties for which Seller Parties or the Company is legally responsible.

“Tax Claim” has the meaning set forth in Section 6.05.

“Tax Return” means any return, declaration, report, claim for refund, information return or statement or other document relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Territory” means the State of Wisconsin.

“Third Party Claim” has the meaning set forth in Section 7.05(a).

“Transaction Expenses” means all fees and expenses incurred by the Company or Seller prior to, at, or following the Closing in connection with the preparation, negotiation and execution of this Agreement and the Ancillary Documents, and the performance and consummation of the transactions contemplated hereby and thereby.

“Unaudited Financial Statements” has the meaning set forth in Section 3.06. “Undisputed Amounts” has the meaning set forth in Section 2.04(c)(iii). “Union” has the meaning set forth in Section 3.21(b).

“WARN Act” means the federal Worker Adjustment and Retraining Notification Act of 1988, and similar state, local and foreign laws related to plant closings, relocations, mass layoffs and employment losses.

“Warranty Claim Threshold” has the meaning set forth in Section 7.04(e)

ARTICLE II PURCHASE AND SALE

Section 2.01 Purchase and Sale. Subject to the terms and conditions set forth herein, at the Closing, Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Shares, free and clear of all Encumbrances, for the consideration specified in Section

2.02. Such purchase will be on a cash-free, debt-free basis; accordingly, immediately prior to the Closing Seller shall cause the Company to distribute to Seller all of the Company’s cash.

Section 2.02 Purchase Price. The aggregate purchase price for the Shares shall be Eighteen Million Nine Hundred Twenty Thousand Dollars ($18,920,000.00), subject to adjustment pursuant to Section 2.04 hereof (the “Purchase Price”). The parties agree to allocate the Purchase Price for tax purposes as provided in Section 6.11(b). The Purchase Price shall be paid as follows: (i) Ten Million Six Hundred Twenty-Eight Thousand Four Hundred Four and 95/100 Dollars ($10,628,404.95) shall be paid in immediately available funds at Closing (the “Closing Cash Payment”), (ii) Three Million Eight Hundred Forty-One Thousand Five Hundred Ninety-Five and 05/100 Dollars ($3,841,595.05) shall be paid in immediately available funds within three (3) Business Days after the Closing (the “Second Cash Payment”) (iii) Three Million Dollars ($3,000,000.00) shall be paid pursuant to the Promissory Note, which Buyer shall execute and deliver to Seller at Closing, (iv) One Million Dollars ($1,000,000.00) (the “Indemnity Escrow Amount”) shall be deposited in an escrow account to be established and maintained by the Escrow Agent pursuant to the terms and conditions of the Escrow Agreement, and (v) Four Hundred Fifty Thousand Dollars ($450,000.00) (the “SALT Escrow Amount” and together with the Indemnity Escrow Amount, the “Escrow Amount”) shall be deposited in an escrow account to be established and maintained by the Escrow Agent pursuant to the terms and conditions of the Escrow Agreement. The SALT Escrow Amount shall be used solely to secure payment of any claims for indemnification arising under Section 7.02, below, that result from or arise out the failure of the Company to pay any state or local sales Tax owed applicable to any period prior to the Closing Date. Seller shall also be entitled to earn two additional contingent purchase price payments of up to One Million Dollars ($1,000,000.00) each as determined and as payable in accordance with the terms and conditions set forth in Annex A hereto (the “Earn-Outs”).

Section 2.03 Transactions to be Effectuated at the Closing.

(a)
At the Closing, Buyer shall:

(i)
deliver, or cause to be delivered, to Seller:

(A)
an amount equal to the Closing Date Payment, less the amount of Transaction Expenses and Indebtedness of the Company, if any, paid by Buyer pursuant to Section 2.03(a)(ii)(A) and (B), below, by wire transfer of immediately available funds to an account designated in writing by Seller to Buyer no later than two Business Days prior to the Closing Date;

(B)
the Employment Agreements, duly executed by Buyer;

(C)
the Escrow Agreement, duly executed by Buyer and the Escrow Agent;

(D)
the Promissory Note, duly executed by Buyer;

(E)
a certificate of the Secretary or Assistant Secretary (or equivalent officer) of Buyer certifying the attached thereto are true and complete copies of all resolutions adopted by the board of directors of Buyer authorizing the execution, delivery and performance of this Agreement and the Ancillary Documents and the consummation of the transaction contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby, duly executed by Buyer;

(F)
a certificate of the Secretary or Assistant Secretary (or equivalent officer) of Buyer certifying the names and signatures of the officers of Buyer authorized to sign this Agreement, the Ancillary Documents and the other documents to be delivered hereunder, duly executed by Buyer;

(G)
a good standing certificate (or its equivalent) for Buyer from the secretary of state or similar Governmental Authority of the jurisdiction under the Laws in which Buyer is organized;

(H)
the Real Estate Purchase Agreement, duly executed by Buyer; and

(I)
such other customary instruments of transfer, filings or documents as may be required to give effect to the transactions contemplated by this Agreement.

(ii)
pay, on behalf of the Company or Seller or as otherwise required under this Agreement, the following amounts:

(A)
Indebtedness of the Company to be paid at Closing, by wire transfer of immediately available funds to the accounts and in the amounts specified on the Closing Indebtedness Certificate;

(B)
any Transaction Expenses unpaid at Closing, by wire transfer of immediately available funds to the accounts and in the amounts specified on the Closing Transaction Expenses Certificate; and

(C)
the Escrow Amount by wire transfer of immediately available funds to Escrow Agent.

(b)
Within three (3) Business Days after the Closing, Buyer shall deliver, or cause to be delivered, to Seller an amount equal to the the Second Cash Payment. If the Second Cash Payment is not delivered to Seller by the end of the third (3rd) Business Day after Closing, the amount of the Second Cash Payment shall accrue interest at the non- default interest rate as provided in the Promissory Note until such amount is paid in full.

(c)
At or before the Closing, Seller shall deliver, or cause to be delivered, to

Buyer:

(i)
stock certificates evidencing the Shares, free and clear of all Encumbrances, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank, with all required transfer tax stamps affixed thereto;

(ii)
all approvals, consents and waivers listed on Section 3.05 of the Disclosure Schedules;

(iii)
the Employment Agreements, duly executed by each of Seller Individual, Rocky Sperka and Jay Judkins;

(iv)
the Escrow Agreement, duly executed by the Trustee on behalf of

Seller;

(v)
resignations of the directors and officers of the Company, duly executed by the applicable directors and officers;

(vi)
at least three (3) Business Days before Closing, the Closing Indebtedness Certificate and the Closing Transaction Expenses Certificate;

(vii)
the Estimated Closing Working Capital Statement contemplated in Section 2.04(a)(ii);

(viii)
a good standing certificate (or its equivalent) for the Company from the secretary of state or similar Governmental Authority of the jurisdiction under the Laws in which the Company is organized;

(ix)
a certificate pursuant to Treasury Regulations Section 1.1445-2(b) that Seller is not a foreign person within the meaning of Section 1445 of the Code;

(x)
evidence that the Company has paid in full any shareholder loans or other related-party obligations;

(xi)
an Amended and Restated Exclusive Distribution Agreement with Microblade Limited, duly executed by the Company;

(xii)
a Services Agreement with Microblade Limited, duly executed by the Company; and

(xiii)
the Real Estate Purchase Agreement, duly executed by the appropriate Affiliates of Seller;

(xiv)
a fully executed IRS Form 8023 reflecting the Section 338(h)(10)

Election, duly executed by the Company and Seller, to be filed by the Buyer; and

(xv)
such other customary instruments of transfer, filings or documents as may be required to give effect to the transactions contemplated by this Agreement.

Section 2.04 Purchase Price Adjustment.

(a)
Closing Adjustment.

(i)
At the Closing, the Purchase Price shall be adjusted upward or downward dollar-for-dollar by the amount, if any, by which the Estimated Closing Working Capital (as determined in accordance with Section 2.04(a)(ii)), which is set forth on Exhibit D hereto, is greater than Seven Million Seven Hundred Seventy-eight Thousand Four Hundred and Five Dollars ($7,778,405.00), or is less than Seven Million Seven Hundred Twenty-eight Thousand Four Hundred and Five Dollars ($7,728,405.00)(the “Target Net Working Capital Valuation Range”).

The net amount after giving effect to the adjustment described above shall be the “Closing Date Payment.” For purposes of clarity, (A) the adjustment described in this Section 2.04(a)(i) shall be made to the Closing Cash Payment, and (B) Buyer and Seller agree to treat the payment of the outstanding Indebtedness of the Company and Transaction Expenses as deductible expenses of the Company incurred during a Pre-Closing Tax Period to the fullest extent allowed by Law.

(ii)
At least three (3) Business Days before the Closing, Seller shall prepare and deliver to Buyer a statement setting forth his good faith estimate of Closing Working Capital, subject to any modification as may be mutually agreed upon by Seller and Buyer (the “Estimated Closing Working Capital”), which statement shall contain an estimated balance sheet of the Company as of the Closing

Date (without giving effect to the transactions contemplated herein), a calculation of Estimated Closing Working Capital (the “Estimated Closing Working Capital Statement”), and a certificate of Seller that the Estimated Closing Working Capital Statement was prepared Consistent with Past Practice.

(a)
Post-Closing Adjustment.

(i)
Within ninety (90) days after the Closing Date, Buyer shall prepare and deliver to Seller a statement setting forth its calculation of Closing Working Capital, which statement shall contain a balance sheet of the Company as of the Closing Date (without giving effect to the transactions contemplated herein), a calculation of Closing Working Capital (the “Closing Working Capital Statement”) and a certificate of the Chief Financial Officer of Buyer that the Closing Working Capital Statement was prepared Consistent with Past Practice.

(ii)
After the determination of Closing Working Capital, as finally agreed to by Buyer and Seller or as determined by the Independent Accountant pursuant to Section 2.04(c), below, the post-closing adjustment (the “Post-Closing Adjustment”) shall be computed as, and the Purchase Price shall be adjusted upward or downward dollar-for-dollar by, the amount, if any, by which the Closing Working Capital is less than Seven Million Seven Hundred Twenty-eight Thousand Four Hundred and Five Dollars ($7,728,405.00) or greater than Seven Million Seven Hundred Seventy-eight Thousand Four Hundred and Five Dollars ($7,778,405.00). To the extent the Post-Closing Adjustment is less than the lower bound of the Target Net Working Capital Value Range, such shortfall shall be paid by Seller to Buyer in accordance with Section 2.04(d) below. To the extent the Post- Closing Adjustment is greater than the upper bound of the Target Net Working Capital Value Range, such increase shall be paid by Buyer to Seller in accordance with Section 2.04(d) below. For sake of clarity, to the extent the Purchase Price is adjusted pursuant to Section 2.04(a)(i), above, such Purchase Price adjustment shall be taken into account and reflected in the computation of the Post-Closing Adjustment.

(b)
Examination and Review.

(i)
Examination. After receipt of the Closing Working Capital Statement, Seller shall have thirty (30) days (the “Review Period”) to review the Closing Working Capital Statement. During the Review Period, Seller and Seller’s Accountants shall have full access to the books and records of the Company, the personnel of, and work papers prepared by, Buyer and/or Buyer’s Accountants to the extent that they relate to the Closing Working Capital Statement and to such historical financial information (to the extent in Buyer’s possession) relating to the Closing Working Capital Statement as Seller may reasonably request for the purpose of reviewing the Closing Working Capital Statement and to prepare a Statement of Objections (defined below), provided that such access shall be in a manner that does not unreasonably interfere with the normal business operations of Buyer or the Company.

(ii)
Objection. On or prior to the last day of the Review Period, Seller may object to the Closing Working Capital Statement by delivering to Buyer a written statement setting forth Seller’s objections in reasonable detail, indicating each disputed item or amount and the basis for Seller’s disagreement therewith (the “Statement of Objections”). If Seller fails to deliver the Statement of Objections before the expiration of the Review Period, the Closing Working Capital and the Post-Closing Adjustment, as the case may be, reflected in the Closing Working Capital Statement shall be deemed to have been accepted by Seller. If Seller delivers the Statement of Objections before the expiration of the Review Period, Buyer and Seller shall negotiate in good faith to resolve such objections within thirty (30) days after the delivery of the Statement of Objections (the “Resolution Period”), and, if the same are so resolved within the Resolution Period, the Post- Closing Adjustment and the Closing Working Capital Statement with such changes as may have been previously agreed in writing by Buyer and Seller, shall be final and binding.

(iii)
Resolution of Disputes. If Seller and Buyer fail to reach an agreement with respect to all of the matters set forth in the Statement of Objections before expiration of the Resolution Period, then any amounts remaining in dispute (“Disputed Amounts” and any amounts not so disputed, the “Undisputed Amounts”) shall be submitted for resolution to the office of Grant Thornton or, if Grant Thornton is unable to serve, Buyer and Seller shall appoint by mutual agreement the office of an impartial nationally recognized firm of independent certified public accountants other than Seller’s Accountants or Buyer’s Accountants (the “Independent Accountant”) who, acting as experts and not arbitrators, shall resolve the Disputed Amounts only and make any adjustments to the Post-Closing Adjustment, as the case may be, and the Closing Working Capital Statement. The parties hereto agree that all adjustments shall be made without regard to materiality. The Independent Accountant shall only decide the specific items under dispute by the parties and their decision for each Disputed Amount must be within the range of values assigned to each such item in the Closing Working Capital Statement and the Statement of Objections, respectively.

(iv)
Fees of the Independent Accountant. The fees and expenses of the Independent Accountant shall be paid by Seller, on the one hand, and by Buyer, on the other hand, based upon the percentage that the amount actually contested but not awarded to Seller or Buyer, respectively, bears to the aggregate amount actually contested by Seller and Buyer. For example, if Seller challenges the calculation of the Closing Working Capital Statement by an amount of One Hundred Thousand Dollars ($100,000.00), but the Independent Accountant determines that Seller has a valid claim for only Forty Thousand Dollars ($40,000.00) (i.e., Seller prevails as to forty percent (40%) of its claim), then Buyer shall bear forty percent (40%) of the fees and expenses of the Independent Accountant and Seller shall bear the other sixty percent (60%) of such fees and expenses.

(v)
Determination by Independent Accountant. The Independent Accountant shall make a determination as soon as practicable within 30 days (or such other time as the parties hereto shall agree in writing) after their engagement, and their resolution of the Disputed Amounts and their adjustments to the Closing Working Capital Statement and/or the Post-Closing Adjustment shall be conclusive and binding upon the parties hereto.

(d)
Payments of Post-Closing Adjustment. Except as otherwise provided herein, any payment of the Post-Closing Adjustment, together with interest calculated as set forth below, shall (A) be due (x) within five (5) Business Days of acceptance of the applicable Closing Working Capital Statement or (y) if there are Disputed Amounts, then within five (5) Business Days of the resolution described in clause (v) above; and (B) be paid by wire transfer of immediately available funds to such account as is directed by Buyer or Seller, as the case may be. Any payment of the Post Closing Adjustment owed by Seller to Buyer may be, but shall not be required to be, paid pursuant to a release of a portion of the Indemnity Escrow Amount pursuant to the Escrow Agreement, offset by Buyer against the amount of the outstanding principal balance and accrued interest owed under the Promissory Note and/or offset against the amount of any Earn-Out Payment, made consistent with Section 7.13, below. The amount of any Post-Closing Adjustment shall bear interest from and including the Closing Date to and including the date of payment at a rate per annum equal to five percent (5%). Such interest shall be calculated daily on the basis of a 365-day year and the actual number of days elapsed, without compounding.

(e)
Adjustments for Tax Purposes. Any payments made pursuant to Section

2.04 shall be treated as an adjustment to the Purchase Price by the parties for Tax purposes, unless otherwise required by Law.

Section 2.05 Closing. Subject to the terms and conditions of this Agreement, the purchase and sale of the Shares contemplated hereby shall take place at a closing (the “Closing”) to be held at 10:00 a.m., central time, on June 28, 2022, at a place agreed upon by the parties or remotely by exchange of documents and signatures (or their electronic counterparts), or at such other time or on such other date or at such other place as Seller and Buyer may mutually agree upon in writing (the day on which the Closing takes place being the “Closing Date”). The Closing shall be deemed effective as of the close of business on the Closing Date.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER PARTIES

Except as set forth in the correspondingly numbered Section of the Disclosure Schedules, Seller Parties jointly and severally represent and warrant to Buyer that the statements contained in this Article III are true and correct as of the date hereof.

Section 3.01 Legal Capacity of Seller Individual; Authority of Seller. Seller Individual is an individual resident of the State of Wisconsin. Seller Individual has the requisite legal capacity to enter into this Agreement and the Ancillary Documents to which Seller Individual is a party, to carry out his obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. Seller is a revocable trust duly organized and validly existing under the Laws of the State of Wisconsin, and Seller has full power and authority to enter into this Agreement and the Ancillary Documents to which Seller is a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by Seller Parties, and (assuming due authorization, execution and delivery by Buyer) this Agreement constitutes a legal, valid and binding obligation of Seller Parties enforceable against Seller Parties in accordance with its terms. When each other Ancillary Document to which a Seller Party is or will be a party has been duly executed and delivered by such Seller Party (assuming due authorization, execution and delivery by each other party thereto), such Ancillary Document will constitute a legal and binding obligation of such Seller Party, enforceable against it or him in accordance with its terms.

Section 3.02 Organization, Authority and Qualification of the Company. The Company is a corporation duly organized, validly existing and in good standing (or the legal equivalent) under the Laws of the State of Wisconsin and has full corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it has been and is currently conducted. Section

3.02 of the Disclosure Schedules sets forth each jurisdiction in which the Company is licensed or qualified to do business, and the Company is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business as currently conducted makes such licensing or qualification necessary. All corporate actions taken by the Company in connection with this Agreement and the Ancillary Documents will be duly authorized on or prior to the Closing.

Section 3.03 Capitalization.

(a)
The authorized capital stock of the Company consists of 1,818 shares of Class A voting common stock, no par value, and 89,082 shares of Class B non-voting common stock, no par value (together, the “Common Stock”), and all of such Common Stock is issued and outstanding and constitute the Shares. All of the Shares have been duly authorized, are validly issued, fully paid and non-assessable, and are owned of record and beneficially by Seller, free and clear of all Encumbrances. Upon consummation of the transactions contemplated by this Agreement, Buyer shall own all of the Shares, free and clear of all Encumbrances other than any Encumbrances created by the acts or omissions of Buyer.

(b)
All of the Shares were issued in compliance with applicable Laws. None of the Shares were issued in violation of any agreement, arrangement or commitment to which

Seller or the Company is a party or is subject to or in violation of any preemptive or similar rights of any Person.

(c)
There are no outstanding or authorized options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the capital stock of the Company or obligating Seller or the Company to issue or sell any shares of capital stock of, or any other interest in, the Company. The Company does not have outstanding or authorized any stock appreciation, phantom stock, profit participation or similar rights. There are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the Shares.

Section 3.04 No Subsidiaries. Except as set forth in Section 3.04 of the Disclosure Schedules, the Company does not own, have any interest in any shares in, or have an ownership interest in, any other Person.

Section 3.05 No Conflicts; Consents. The execution, delivery and performance by Seller Parties of this Agreement and the Ancillary Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the articles of incorporation, by-laws or other organizational documents of the Company; (b) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to Seller Parties or the Company; (c) except as set forth in Section 3.05 of the Disclosure Schedules, require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of, or create in any party the right to accelerate, terminate, modify or cancel any Contract to which Seller Parties or the Company is a party or by which Seller Parties or the Company is bound or to which any of their respective properties and assets are subject (including any Material Contract) or any Permit affecting the properties, assets or business of the Company; or (d) result in the creation or imposition of any Encumbrance other than Permitted Encumbrances on any properties or assets of the Company. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Seller Parties or the Company in connection with the execution and delivery of this Agreement and the Ancillary Documents and the consummation of the transactions contemplated hereby and thereby.

Section 3.06 Financial Statements.

(a)
Complete copies of the Company’s unaudited financial statements consisting of the balance sheet of the Company as of November 30 in each of the years 2021, 2020 and 2019 and the related statements of income for the years then ended (the “Unaudited Financial Statements”), and unaudited financial statements consisting of the balance sheet of the Company as of April 30, 2022 and the related statement of income for the 3-month period then ended (the “Interim Financial Statements” and together with the

Unaudited Financial Statements, the “Financial Statements”) are included in Schedule 3.06(a) of the Disclosure Schedules. The Financial Statements have been prepared on a tax basis consistently applied throughout the period involved, subject, in the case of the Interim Financial Statements, to normal and recurring year-end adjustments (the effect of which will not be materially adverse) and the absence of notes (that, if presented, would not differ materially from those presented in the Unaudited Financial Statements). The Financial Statements are based on the books and records of the Company, and fairly present the financial condition of the Company as of the respective dates they were prepared and the results of the operations of the Company for the periods indicated. The balance sheet of the Company as of November 30, 2021 is referred to herein as the “Balance Sheet” and the date thereof as the “Balance Sheet Date” and the balance sheet of the Company as of April 30, 2022 is referred to herein as the “Interim Balance Sheet” and the date thereof as the “Interim Balance Sheet Date”.

(b)
The Company maintains a standard system of accounting established and determined on a tax basis.

Section 3.07 Undisclosed Liabilities. The Company has no liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise (“Liabilities”), except (a) those which are adequately reflected or reserved against in the Interim Balance Sheet as of the Interim Balance Sheet Date (b) those which have been incurred in the ordinary course of business consistent with past practice since the Interim Balance Sheet Date (none of which is a Liability related to any failure to perform, improper performance, warranty or other breach, default, violation, tort, infringement, claim or Legal Proceedings), and (c) executory obligations under Material Contracts to which the Company is a party or by which it is bound (but only to the extent that such Liabilities thereunder are required to be performed after the Closing Date, were incurred in the ordinary course of business and do not relate to any failure to perform, improper performance, warranty or other breach, default or violation by the Company on or prior to the Closing or that result from the consummation of the transactions contemplated hereby.

Section 3.08 Absence of Certain Changes, Events and Conditions. Except as set forth on Section 3.08 of the Disclosure Schedules, since the Interim Balance Sheet Date, and other than in the ordinary course of business consistent with past practice, there has not been, with respect to the Company, any:

(a)
event, occurrence or development that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(b)
amendment of the articles of incorporation, by-laws or other organizational documents of the Company;

(c)
split, combination or reclassification of any shares of its capital stock;

(d)
issuance, sale or other disposition of any of its capital stock, or grant of any options, warrants or other rights to purchase or obtain (including upon conversion, exchange or exercise) any of its capital stock;

(e)
declaration or payment of any dividends or distributions on or in respect of any of its capital stock or redemption, purchase or acquisition of its capital stock;

(f)
material change in any method of accounting or accounting practice of the Company, except as required by GAAP or as disclosed in the notes to the Financial Statements;

(g)
material change in the Company’s cash management practices and its policies, practices and procedures with respect to collection of accounts receivable, establishment of reserves for uncollectible accounts, accrual of accounts receivable, inventory control, prepayment of expenses, payment of trade accounts payable, accrual of other expenses, deferral of revenue and acceptance of customer deposits;

(h)
entry into any Contract that would constitute a Material Contract;

(i)
incurrence, assumption or guarantee of any indebtedness for borrowed money except unsecured current obligations and Liabilities incurred in the ordinary course of business consistent with past practice;

(j)
transfer, assignment, sale or other disposition of any of the assets shown or reflected in the Interim Balance Sheet or cancellation of any debts or entitlements;

(k)
transfer or assignment of or grant of any license or sublicense under or with respect to any the Company Intellectual Property or Company IP Agreements, except non- exclusive licenses or sublicenses granted in the ordinary course of business consistent with past practice;

(l)
abandonment or lapse of or failure to maintain in full force and effect any Company IP Registration, or failure to take or maintain reasonable measures to protect the confidentiality or value of any Trade Secrets included in the Company Intellectual Property;

(m)
material damage, destruction or loss (whether or not covered by insurance) to its property;

(n)
any capital investment in, or any loan to, any other Person;

(o)
acceleration, termination, material modification to or cancellation of any Material Contract;

(p)
any capital expenditures which individually exceed $10,000 or in the aggregate exceed $25,000;

(q)
imposition of any Encumbrance upon any of the Company properties, capital stock or assets, tangible or intangible;

(r)
(i) grant of any bonuses, whether monetary or otherwise, or increase in any wages, salary, severance, pension or other compensation or benefits in respect of its current or former employees, officers, directors, independent contractors or consultants, other than as provided for in any written agreements or required by applicable Law, (ii) change in the terms of employment for any employee, or any termination of any employee, for which the aggregate costs and expenses exceed $10,000, or (iii) action to accelerate the vesting or payment of any compensation or benefit for any current or former employee, officer, director, independent contractor or consultant;

(s)
hiring or promoting any person as or to (as the case may be) an officer or manager or hiring or promoting any employee below officer or manager except to fill a vacancy in the ordinary course of business;

(t)
adoption, modification or termination of any: (i) employment, severance, retention or other agreement with any current or former employee, officer, director, independent contractor or consultant, (ii) Benefit Plan or (iii) collective bargaining or other agreement with a Union, in each case whether written or oral;

(u)
any loan to (or forgiveness of any loan to), or entry into any other transaction with, any of its stockholders or current or former directors, officers and employees;

(v)
entry into a new line of business or abandonment or discontinuance of existing lines of business;

(w)
adoption of any plan of merger, consolidation, reorganization, liquidation or dissolution or filing of a petition in bankruptcy under any provisions of federal or state bankruptcy Law or consent to the filing of any bankruptcy petition against it under any similar Law;

(x)
purchase, lease or other acquisition of the right to own, use or lease any property or assets for an amount in excess of $10,000, individually (in the case of a lease, per annum) or $25,000 in the aggregate (in the case of a lease, for the entire term of the lease, not including any option term), except for purchases of inventory or supplies in the ordinary course of business consistent with past practice;

(y)
acquisition by merger or consolidation with, or by purchase of a substantial portion of the assets or stock of, or by any other manner, any business or any Person or any division thereof;

(z)
action by the Company to make, change or rescind any Tax election, amend any Tax Return or take any position on any Tax Return, take any action, omit to take any action or enter into any other transaction that would have the effect of increasing the Tax liability or reducing any Tax asset of Buyer in respect of any Post-Closing Tax Period; or

(aa) any Contract to do any of the foregoing, or any action or omission that would result in any of the foregoing.

Section 3.09 Material Contracts.

(a)
Section 3.09(a) of the Disclosure Schedules lists each of the following Contracts of the Company (such Contracts, together with all Contracts concerning the occupancy, management or operation of any Real Property (including brokerage contracts) listed or otherwise disclosed in Section 3.10(b) of the Disclosure Schedules and all Company IP Agreements, being “Material Contracts”):

(i)
each Contract of the Company involving aggregate consideration in excess of $25,000 and which, in each case, cannot be cancelled by the Company without penalty or without more than 90 days’ notice;

(ii)
all Contracts that require the Company to purchase its total requirements of any product or service from a third party or that contain “take or pay” provisions;

(iii)
all Contracts that provide for the indemnification by the Company of any Person or the assumption of any Tax, environmental or other Liability of any Person;

(iv)
all Contracts that relate to the acquisition or disposition of any business, a material amount of stock or assets of any other Person or any real property (whether by merger, sale of stock, sale of assets or otherwise);

(v)
all broker, distributor, dealer, manufacturer’s representative, franchise, agency, sales promotion, market research, marketing consulting and advertising Contracts to which the Company is a party;

(vi)
all employment agreements and Contracts with independent contractors or consultants (or similar arrangements) to which the Company is a party and which are not cancellable without material penalty or without more than 90 days’ notice;

(vii)
except for Contracts relating to trade payables, all Contracts relating to indebtedness (including guarantees) of the Company;

(viii)
all Contracts with any Governmental Authority to which the Company is a party (“Government Contracts”);

(ix)
all Contracts that limit or purport to limit the ability of the Company to compete in any line of business or with any Person or in any geographic area or during any period of time;

(x)
any Contracts to which the Company is a party that provide for any joint venture, partnership or similar arrangement by the Company;

(xi)
all Contracts between or among the Company on the one hand and Seller or any Affiliate of Seller (other than the Company) on the other hand;

(xii)
all collective bargaining agreements or Contracts with any Union to which the Company is a party;

(xiii)
all Contracts that contain a change-of-control clause; and

(xiv)
any other Contract that is material to the Company and not previously disclosed pursuant to this Section 3.09.

(b)
Each Material Contract is valid and binding on the Company in accordance with its terms and is in full force and effect. None of the Company or, to Seller’s Knowledge, any other party thereto is in breach of or default under (or is alleged to be in breach of or default under) or has provided or received any notice of any intention to terminate, any Material Contract. No event or circumstance has occurred that, with notice or lapse of time or both, would constitute an event of default under any Material Contract or result in a termination thereof or would cause or permit the acceleration or other changes of any right or obligation or the loss of any benefit thereunder. Complete and correct copies of each Material Contract (including all modifications, amendments and supplements thereto and waivers thereunder) have been made available to Buyer.

Section 3.10 Title to Assets; Real Property.

(a)
The Company has good and valid title to, or a valid leasehold interest in, all Real Property and personal property and other assets reflected in the Unaudited Financial Statements or acquired after the Interim Balance Sheet Date, other than properties and assets sold or otherwise disposed of in the ordinary course of business consistent with past practice since the Interim Balance Sheet Date. All such owned properties and assets (including leasehold interests) are free and clear of Encumbrances except for the following (collectively referred to as “Permitted Encumbrances”):

(i)
those items set forth in Section 3.10(a) of the Disclosure Schedules;

(ii)
liens for Taxes not yet due and payable;

(iii)
mechanics, carriers’, workmen’s, repairmen’s or other like liens arising or incurred in the ordinary course of business consistent with past practice or amounts that are not delinquent and which are not, individually or in the aggregate, material to the business of the Company;

(iv)
easements, rights of way, zoning ordinances and other similar encumbrances affecting Real Property which do not, individually or in the aggregate, prohibit or in any material respect interfere with the operation of the business of the Company as currently conducted; or

(v)
liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business consistent with past practice which are disclosed on Section 3.10(a) of the Disclosure Schedules.

(b)
Section 3.10(b) of the Disclosure Schedules lists (i) the street address of each parcel of Real Property; (ii) if such property is leased or subleased by the Company, the landlord under the lease, the rental amount currently being paid, and the expiration of the term of such lease or sublease for each leased or subleased property; and (iii) the current use of such property. The Company does not own any Real Property. With respect to leased Real Property, Seller has delivered or made available to Buyer true, complete and correct copies of any leases affecting the Real Property. The Company is not a sublessor or grantor under any sublease or other instrument granting to any other Person any right to the possession, lease, occupancy or enjoyment of any leased Real Property. The use and operation of the Real Property in the conduct of the Company’s business do not violate in any material respect any Law, covenant, condition, restriction, easement, license, permit or agreement. No material improvements constituting a part of the Real Property encroach on real property owned or leased by a Person other than the Company. There are no Actions pending nor, to Seller’s Knowledge, threatened against or affecting the Real Property or any portion thereof or interest therein in the nature or in lieu of condemnation or eminent domain proceedings.

Section 3.11 Condition and Sufficiency of Assets. Except as set forth in Section

3.11 of the Disclosure Schedules, the buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property of the Company are, to Seller’s Knowledge, structurally sound, are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of such buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property is, to Seller’s Knowledge, in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. The buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property currently owned or leased by the Company, together with all other properties and assets of the Company, are sufficient for the continued conduct of the Company’s business after the Closing in substantially the same manner as conducted prior to the Closing and constitute all of the rights, property and assets necessary to conduct the business of the Company as currently conducted.

Section 3.12 Intellectual Property.

(a)
Section 3.12(a) of the Disclosure Schedules contains a correct, current, and complete list of: (i) all Company IP Registrations, specifying as to each, as applicable: the title, mark, or design; the record owner and inventor(s), if any; the jurisdiction by or in which it has been issued, registered, or filed; the patent, registration, or application serial number; the issue, registration, or filing date; and the current status (ii) all unregistered Trademarks included in the Company Intellectual Property; (iii) all proprietary Software of the Company; and (iv) all other the Company Intellectual Property used or held for use in the Company’s business as currently conducted and as proposed to be conducted.

(b)
Section 3.12(b) of the Disclosure Schedules contains a correct, current, and complete list of all Company IP Agreements, specifying for each the date, title, and parties thereto, and separately identifying Company IP Agreements: (i) under which the Company is a licensor or otherwise grants to any Person any right or interest relating to any Company Intellectual Property; (ii) under which the Company is a licensee or otherwise granted any right or interest relating to the Intellectual Property of any Person; and (iii) which otherwise relate to the Company’s ownership or use of Intellectual Property, in each case identifying the Intellectual Property covered by such Company IP Agreement. Seller has provided Buyer with true and complete copies (or in the case of any oral agreements, a complete and correct written description) of all Company IP Agreements, including all modifications, amendments and supplements thereto and waivers thereunder. Each Company IP Agreement is valid and binding on the Company in accordance with its terms and is in full force and effect. Neither Company nor any other party thereto is, or is alleged to be, in breach of or default under, or has provided or received any notice of breach of, default under, or intention to terminate (including by non-renewal), any Company IP Agreement.

(c)
Except as set forth in Section 3.12(c) of the Disclosure Schedules, the Company is the sole and exclusive legal and beneficial, and with respect to Company IP Registrations, record, owner of all right, title, and interest in and to Company Intellectual Property, and has the valid and enforceable right to use all other Intellectual Property used or held for use in or necessary for the conduct of the Company’s business as currently conducted, in each case, free and clear of Encumbrances other than Permitted Encumbrances. The Company has entered into binding, valid, and enforceable, written Contracts with each current and former employee and independent contractor who is or was involved in or has contributed to the invention, creation, or development of any Intellectual Property during the course of employment or engagement with the Company whereby such employee or independent contractor (i) acknowledges the Company’s exclusive ownership of all Intellectual Property invented, created, or developed by such employee or independent contractor within the scope of his or her employment or engagement with the Company; (ii) grants to the Company a present, irrevocable assignment of any ownership interest such employee or independent contractor may have in or to such Intellectual Property, to the extent such Intellectual Property does not constitute a “work made for hire” under applicable Law; and (iii) irrevocably waives any right or interest, including any moral rights, regarding any such Intellectual Property, to the extent permitted by applicable Law. Seller has provided Buyer with true and complete copies of all such Contracts. All assignments and other instruments necessary to establish, record, and perfect the Company’s ownership interest in Company IP Registrations have been validly executed, delivered, and filed with the relevant Governmental Authorities and authorized registrars.

(d)
Neither the execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated hereunder, will result in the loss or impairment of, or require the consent of any other Person in respect of, the Company’s right to own or use any the Company Intellectual Property or Licensed Intellectual Property.

(e)
All of the Company Intellectual Property and Licensed Intellectual Property is valid and enforceable, and all Company IP Registrations are in full force and effect. The Company has taken reasonable and necessary steps to maintain and enforce the Company Intellectual Property and Licensed Intellectual Property and to preserve the confidentiality of all Trade Secrets included in the Company Intellectual Property, including by requiring all Persons having access thereto to execute binding, written non-disclosure agreements. All required filings and fees related to Company IP Registrations have been timely submitted with and paid to the relevant Governmental Authorities and authorized registrars. Seller has provided Buyer with true and complete copies of all file histories, documents, certificates, office actions, correspondence, assignments, and other instruments relating to Company IP Registrations.

(f)
The conduct of the Company’s business as currently and formerly conducted, including the use of the Company Intellectual Property and Licensed Intellectual Property in connection therewith, and the products, processes and services of the Company have not infringed, misappropriated or otherwise violated, and do not infringe, misappropriate or otherwise violate, the Intellectual Property or other rights of any Person. To Seller’s Knowledge, no Person has infringed, misappropriated or otherwise violated any the Company Intellectual Property or Licensed Intellectual Property.

(g)
There are no Actions (including any opposition, cancellation, revocation, review, or other proceeding), whether settled, pending, or threatened (including in the form of offers to obtain a license): (i) that, to Seller’s Knowledge, allege any infringement, misappropriation, or other violation by the Company of the Intellectual Property of any Person; (ii) that, to Seller’s Knowledge, challenge the validity, enforceability, registrability, patentability, or ownership of any the Company Intellectual Property or Licensed Intellectual Property or the Company’s right, title, or interest in or to any the Company Intellectual Property or Licensed Intellectual Property; or (iii) by the Company or by the owner of any Licensed Intellectual Property alleging any infringement, misappropriation, or other violation by any Person of the Company Intellectual Property or such Licensed Intellectual Property. Neither Seller Parties nor the Company is aware of any facts or circumstances that could reasonably be expected to give rise to any such Action. The Company is not subject to any outstanding or prospective Governmental Order (including any motion or petition therefor) that does or could reasonably be expected to restrict or impair the use of any the Company Intellectual Property or Licensed Intellectual Property.

(h)
All the Company IT Systems are in good working condition and are sufficient for the operation of the Company’s business as currently conducted. Except as disclosed on Schedule 3.12(h) of the Disclosure Schedules, in the past five (5) years, there has been no malfunction, failure, continued substandard performance, denial-of-service, or, to Seller’s Knowledge, other cyber incident, including any cyberattack, or other impairment of the Company IT Systems, that has resulted or is reasonably likely to result in disruption or damage to the business of the Company. The Company has taken commercially reasonable steps to safeguard the confidentiality, availability, security, and integrity of the Company IT Systems, including implementing and maintaining appropriate backup, disaster recovery, and Software and hardware support arrangements.

(i)
The Company has complied with all applicable Laws and all internal or publicly posted policies, notices, and statements concerning the collection, use, processing, storage, transfer, and security of personal information in the conduct of the Company’s business. In the past five (5) years, the Company has not (i) to Seller’s Knowledge, experienced any actual, alleged, or suspected data breach or other security incident involving personal information in its possession or control or (ii) received any notice of any audit, investigation, complaint, or other Action by any Governmental Authority or other Person concerning the Company’s collection, use, processing, storage, transfer, or protection of personal information or actual, alleged, or suspected violation of any applicable Law concerning privacy, data security, or data breach notification, and, to Seller’s Knowledge, there are no facts or circumstances that could reasonably be expected to give rise to any such Action.

Section 3.13 Inventory. Except as provided on Schedule 3.13 of the Disclosure Schedules, all inventory of the Company, whether or not reflected in the Balance Sheet, consists of a quality and quantity usable and salable in the ordinary course of business consistent with past practice, except for obsolete, damaged, defective or slow-moving items that have been written off or written down to fair market value or for which adequate reserves have been established. All such inventory is owned by the Company free and clear of all Encumbrances, and no inventory is held on a consignment basis. The quantities of each item of inventory (whether raw materials, work-in-process or finished goods) are not excessive, but are reasonable in the present circumstances of the Company.

Section 3.14 Accounts Receivable. The accounts receivable reflected on the Interim Balance Sheet and the accounts receivable arising after the date thereof (a) have arisen from bona fide transactions entered into by the Company involving the sale of goods or the rendering of services in the ordinary course of business consistent with past practice; (b) constitute only valid, undisputed claims of the Company not subject to claims of set-off or other defenses or counterclaims other than normal cash discounts accrued in the ordinary course of business consistent with past practice; and (c) subject to a reserve for bad debts shown on the Interim Balance Sheet or, with respect to accounts receivable arising after the Interim Balance Sheet Date, on the accounting records of the Company, are collectible in full within ninety (90) days after billing (except for accounts receivable owed by customers with standard payment terms longer than ninety (90) days). The reserve for bad debts shown on the Interim Balance Sheet or, with respect to accounts receivable arising after the Interim Balance Sheet Date, on the accounting records of the Company have been determined Consistent with Past Practice, subject to normal year end adjustments and the absence of disclosures normally made in footnotes.

Section 3.15 Customers and Suppliers.

(a)
Section 3.15(a) of the Disclosure Schedules sets forth (i) the top 20 customers for each of the two (2) most recent fiscal years (collectively, the “Material Customers”); and (ii) the amount of consideration paid by each Material Customer during such periods. Except as set forth in Section 3.15(a) of the Disclosure Schedules, the Company has not received any notice, and, to Seller’s Knowledge, is not aware, that any of its Material Customers has ceased, or intends to cease after the Closing, to use its goods or services or to otherwise terminate or materially reduce its relationship with the Company.

(b)
Section 3.15(b) of the Disclosure Schedules sets forth (i) the top 20 suppliers for each of the two (2) most recent fiscal years (collectively, the “Material Suppliers”); and (ii) the amount of purchases from each Material Supplier during such periods. Except as set forth in Section 3.15(b) of the Disclosure Schedules, the Company has not received any notice, and, to Seller’s Knowledge, is not aware, that any of its Material Suppliers has ceased, or intends to cease, to supply goods or services to the Company or to otherwise terminate or materially reduce its relationship with the Company.

Section 3.16 Insurance. Section 3.16 of the Disclosure Schedules sets forth a true and complete list of all current policies or binders of fire, liability, product liability, umbrella liability, real and personal property, workers’ compensation, vehicular, directors’ and officers’ liability, fiduciary liability and other casualty and property insurance maintained by Seller Parties or their Affiliates (including the Company) and relating to the assets, business, operations, employees, officers and directors of the Company (collectively, the “Insurance Policies”) and true and complete copies of such Insurance Policies have been made available to Buyer. Such Insurance Policies are in full force and effect and shall remain in full force and effect following the consummation of the transactions contemplated by this Agreement. Neither Seller Parties nor any of their Affiliates (including the Company) has received any written notice of cancellation of, premium increase with respect to, or alteration of coverage under, any of such Insurance Policies. All premiums due on such Insurance Policies have either been paid or, if due and payable prior to Closing, will be paid prior to Closing in accordance with the payment terms of each Insurance Policy. The Insurance Policies do not provide for any retrospective premium adjustment or other experience-based liability on the part of the Company. All such Insurance Policies (a) are valid and binding in accordance with their terms; (b) are provided by carriers who, to Seller’s Knowledge, are financially solvent; and (c) have not been subject to any lapse in coverage. Except as set forth on Section

3.16 of the Disclosure Schedules, there are no claims related to the business of the Company pending under any such Insurance Policies as to which coverage has been questioned, denied or disputed or in respect of which there is an outstanding reservation of rights. None of Seller Parties or any of their Affiliates (including the Company) is in default under, or has otherwise failed to comply with, in any material respect, any provision contained in any such Insurance Policy. The Insurance Policies are sufficient for compliance with all applicable Laws and Contracts to which the Company is a party or by which it is bound.

Section 3.17 Legal Proceedings; Governmental Orders.

(a)
Except as set forth in Section 3.17(a) of the Disclosure Schedules, there are no Actions pending or, to Seller’s Knowledge, threatened (i) against or by the Company affecting any of its properties or assets (or by or against Seller or any Affiliate thereof and relating to the Company or the Shares); or (ii) against or by the Company, Seller or any Affiliate of Seller that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

(b)
Except as set forth in Section 3.17(b) of the Disclosure Schedules, there are no outstanding Governmental Orders and no unsatisfied judgments, penalties or awards against or affecting the Company or any of its properties or assets. The Company is in compliance with the terms of each Governmental Order set forth in Section 3.17(b) of the Disclosure Schedules. No event has occurred or circumstances exist that may constitute or result in (with or without notice or lapse of time) a violation of any such Governmental Order.

Section 3.18 Compliance With Laws; Permits.

(a)
Except as set forth in Section 3.18(a) of the Disclosure Schedules, since January 1, 2012, and to Seller’s Knowledge with respect to periods prior to January 1, 2012, the Company has complied, and is now complying, in all material respects with all Laws applicable to it or its business, properties or assets.

(b)
All Permits required for the Company to conduct its business have been obtained by it and are valid and in full force and effect. All fees and charges with respect to such Permits as of the date hereof have been paid in full. Section 3.18(b) of the Disclosure Schedules lists all current Permits issued to the Company, including the names of the Permits and their respective dates of issuance and expiration. No event has occurred that, with or without notice or lapse of time or both, would reasonably be expected to result in the revocation, suspension, lapse or limitation of any Permit set forth in Section 3.18(b) of the Disclosure Schedules.

Section 3.19 Environmental Matters.

(a)
The Company is currently and since January 1, 2012, and to Seller’s Knowledge with respect to periods prior to January 1, 2012, has been in compliance with all Environmental Laws and since January 1, 2012, and to Seller’s Knowledge with respect to periods prior to January 1, 2012, has not, and Seller Parties have not, received from any Person any: (i) Environmental Notice or Environmental Claim; or (ii) written request for information pursuant to Environmental Law, which, in each case, either remains pending or unresolved, or is the source of ongoing obligations or requirements as of the Closing Date.

(b)
The Company has obtained and is in material compliance with all Environmental Permits (each of which is disclosed in Section 3.19(b) of the Disclosure Schedules) necessary for the ownership, lease, operation or use of the business or assets of the Company and all such Environmental Permits are in full force and effect in accordance with applicable Environmental Law, and neither Seller Parties nor the Company is aware of any condition, event or circumstance that could reasonably be expected to prevent or impede in any material respect, after the Closing Date, the ownership, lease, operation or use of the business or assets of the Company as currently conducted or which reasonably could be expected to cause any such Environmental Permit to be revoked or terminated after the Closing Date. With respect to any such Environmental Permits, Seller Parties have undertaken all measures necessary to facilitate transferability of the same (but only to the extent such Environmental Permits are transferable to Buyer), and neither the Company nor Seller Parties is aware of any condition, event or circumstance that might prevent or impede the transferability of the same, nor have they received any Environmental Notice or written communication regarding any material adverse change in the status or terms and conditions of the same.

(c)
No real property currently or, to Seller’s Knowledge, formerly owned, operated or leased by the Company is listed on, or has been proposed for listing on, the National Priorities List (or CERCLIS) under CERCLA, or any similar state list.

(d)
There has been no Release of Hazardous Materials in contravention of Environmental Law with respect to the business or assets of the Company or any real property currently or, to Seller’s Knowledge, formerly owned, operated or leased by the Company, and neither the Company nor Seller Parties has received an Environmental Notice that any real property currently or formerly owned, operated or leased in connection with the business of the Company (including soils, groundwater, surface water, buildings and other structure located on any such real property) has been contaminated with any Hazardous Material which could reasonably be expected to result in an Environmental Claim against, or a violation of Environmental Law or term of any Environmental Permit by, Seller Parties or the Company.

(e)
Section 3.19(e) of the Disclosure Schedules contains a complete and accurate list of all active or abandoned aboveground or underground storage tanks owned or operated by the Company at any time since January 1, 2012, and to Seller’s Knowledge, owned or operated by the Company prior to January 1, 2012.

(f)
Section 3.19(f) of the Disclosure Schedules contains a complete and accurate list of all off-site Hazardous Materials treatment, storage, or disposal facilities or locations used by the Company or Seller Parties and any predecessors as to which the Company or Seller Parties may retain liability, and to Seller’s Knowledge none of these facilities or locations has been placed or proposed for placement on the National Priorities List (or CERCLIS) under CERCLA, or any similar state list, and neither Seller Parties nor the Company has received any Environmental Notice regarding potential liabilities with respect to such off-site Hazardous Materials treatment, storage, or disposal facilities or locations used by the Company or Seller Parties.

(g)
Neither Seller Parties nor the Company has retained or assumed, by contract or operation of Law, any liabilities or obligations of third parties under any Environmental Law.

(h)
Seller has provided or otherwise made available to Buyer and listed in Section 3.19(h) of the Disclosure Schedules: (i) any and all environmental reports, studies, audits, records, sampling data, site assessments, risk assessments, economic models and other similar documents with respect to the business or assets of the Company or any currently or formerly owned, operated or leased real property which are in the possession or control of Seller Parties or the Company related to compliance with Environmental Laws, Environmental Claims or an Environmental Notice or the Release of Hazardous Materials; and (ii) any and all material documents concerning planned or anticipated capital expenditures required to reduce, offset, limit or otherwise control pollution and/or emissions, manage waste or otherwise ensure compliance with current or future Environmental Laws (including costs of remediation, pollution control equipment and operational changes).

(i)
Neither the Seller Parties nor the Company is aware of any condition, event or circumstance concerning the Release or potential Release of Hazardous Materials by the Company on or under the real property currently leased by the Company that could reasonably be expected to, after the Closing Date, prevent, impede in any material respect, or materially increase the costs associated with the ownership, lease, operation, performance or use of the business or assets of the Company as currently conducted.

Section 3.20 Employee Benefit Matters.

(a)
Section 3.20(a) of the Disclosure Schedules contains a true and complete list of each pension, benefit, retirement, compensation, employment, consulting, profit- sharing, deferred compensation, incentive, bonus, performance award, phantom equity, stock or stock-based, change in control, retention, severance, vacation, paid time off (PTO), medical, vision, dental, disability, welfare, Code Section 125 cafeteria, fringe benefit and other similar agreement, plan, policy, program or arrangement (and any amendments thereto), in each case whether or not reduced to writing and whether funded or unfunded, including each “employee benefit plan” within the meaning of Section 3(3) of ERISA, whether or not tax-qualified and whether or not subject to ERISA, which is or has been maintained, sponsored, contributed to, or required to be contributed to by the Company for the benefit of any current or former employee, officer, director, retiree, independent contractor or consultant of the Company or any spouse or dependent of such individual, or under which the Company or any of its ERISA Affiliates has or may have any Liability, or with respect to which Buyer or any of its Affiliates would reasonably be expected to have any Liability, contingent or otherwise (as listed on Section 3.20(a) of the Disclosure

Schedules, each, a “Benefit Plan”). Section 3.20(a) of the Disclosure Schedules identifies each Benefit Plan that includes a change-of-control clause.

(b)
With respect to each Benefit Plan, Seller has made available to Buyer accurate, current and complete copies of each of the following: (i) where the Benefit Plan has been reduced to writing, the plan document together with all amendments; (ii) where the Benefit Plan has not been reduced to writing, a written summary of all material plan terms; (iii) where applicable, copies of any trust agreements or other funding arrangements, custodial agreements, insurance policies and contracts, administration agreements and similar agreements, and investment management or investment advisory agreements, now in effect or required in the future as a result of the transactions contemplated by this Agreement or otherwise; (iv) copies of any summary plan descriptions, summaries of material modifications, summaries of benefits and coverage, COBRA communications, employee handbooks and any other written communications (or a description of any oral communications) relating to any Benefit Plan; (v) in the case of any Benefit Plan that is intended to be qualified under Section 401(a) of the Code, a copy of the most recent determination, opinion or advisory letter from the Internal Revenue Service and any legal opinions issued thereafter with respect to such Benefit Plan’s continued qualification; (vi) in the case of any Benefit Plan for which a Form 5500 must be filed, a copy of the two most recently filed Forms 5500, with all corresponding schedules and financial statements attached; (vii) actuarial valuations and reports related to any Benefit Plans with respect to the two (2) most recently completed plan years; (viii) the most recent nondiscrimination tests performed under the Code; and (ix) copies of material notices, letters or other correspondence from the Internal Revenue Service, Department of Labor, Department of Health and Human Services, Pension Benefit Guaranty Corporation or other Governmental Authority relating to the Benefit Plan.

(c)
Each Benefit Plan and any related trust (other than any multiemployer plan within the meaning of Section 3(37) of ERISA (each a “Multiemployer Plan”)) has been established, administered and maintained in accordance with its terms and in compliance with all applicable Laws (including ERISA, the Code and any applicable local Laws). Each Benefit Plan that is intended to be qualified within the meaning of Section 401(a) of the Code (a “Qualified Benefit Plan”) is so qualified and received a favorable and current determination letter from the Internal Revenue Service with respect to the most recent five

(5) year filing cycle, or with respect to a prototype or volume submitter plan, can rely on an opinion letter from the Internal Revenue Service to the prototype plan or volume submitter plan sponsor, to the effect that such Qualified Benefit Plan is so qualified and that the plan and the trust related thereto are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, and nothing has occurred that could reasonably be expected to adversely affect the qualified status of any Qualified Benefit Plan. Nothing has occurred with respect to any Benefit Plan that has subjected or could reasonably be expected to subject the Company or any of its ERISA Affiliates or, with respect to any period on or after the Closing Date, Buyer or any of its Affiliates, to a penalty under Section 502 of ERISA or to tax or penalty under Sections 4975 or 4980H of the Code.

No pension plan (other than a Multiemployer Plan) which is subject to minimum funding requirements, including any multiple employer plan, (each, a “Single Employer Plan”) in which employees of the Company or any ERISA Affiliate participate or have participated has an “accumulated funding deficiency”, whether or not waived, or is subject to a lien for unpaid contributions under Section 303(k) of ERISA or Section 430(k) of the Code. No Single Employer Plan covering employees of the Company which is a defined benefit plan has an “adjusted funding target attainment percentage,” as defined in Section 436 of the Code, less than eighty percent (80%). All benefits, contributions and premiums relating to each Benefit Plan have been timely paid in accordance with the terms of such Benefit Plan and all applicable Laws and accounting principles, and all benefits accrued under any unfunded Benefit Plan have been paid, accrued or otherwise adequately reserved to the extent required by, and in accordance with, the Company’s tax basis financial reporting system and principles and Consistent with Past Practice.

(d)
Neither the Company nor any of its ERISA Affiliates has (i) incurred or reasonably expects to incur, either directly or indirectly, any material Liability under Title I or Title IV of ERISA or related provisions of the Code or applicable local Law relating to employee benefit plans; (ii) failed to timely pay premiums to the Pension Benefit Guaranty Corporation; (iii) withdrawn from any Benefit Plan; (iv) engaged in any transaction which would give rise to liability under Section 4069 or Section 4212(c) of ERISA; (v) incurred taxes under Section 4971 of the Code with respect to any Single Employer Plan; or (vi) participated in a multiple employer welfare arrangements (a “MEWA”).

(e)
With respect to each Benefit Plan (i) no such plan is a Multiemployer Plan;

(ii) no such plan is a “multiple employer plan” within the meaning of Section 413(c) of the Code or a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA); and (iii) no Action has been initiated by the Pension Benefit Guaranty Corporation to terminate any such plan or to appoint a trustee for any such plan.

(f)
Each Benefit Plan can be amended, terminated or otherwise discontinued after the Closing in accordance with its terms, without material liabilities to Buyer, the Company or any of their Affiliates other than contribution or funding obligations arising prior to the amendment, termination or discontinuation of a Benefit Plan and ordinary administrative expenses typically incurred in a termination event. The Company has no commitment or obligation and has not made any representations to any employee, officer, director, independent contractor or consultant, whether or not legally binding, to adopt, amend, modify or terminate any Benefit Plan or any collective bargaining agreement, in connection with the consummation of the transactions contemplated by this Agreement or otherwise.

(g)
Other than as required under Sections 601 to 608 of ERISA or other applicable Law, no Benefit Plan provides post-termination or retiree health benefits to any individual for any reason, and neither the Company nor any of its ERISA Affiliates has any Liability to provide post-termination or retiree health benefits to any individual or ever represented, promised or contracted to or with any individual that such individual would be provided with post-termination or retiree health benefits.

(h)
There is no pending or, to Seller’s Knowledge, threatened Action relating to a Benefit Plan (other than routine claims for benefits), and no Benefit Plan has within the three (3) years prior to the date hereof been the subject of an examination or audit by a Governmental Authority or the subject of an application or filing under or is a participant in, an amnesty, voluntary compliance, self-correction or similar program sponsored by any Governmental Authority.

(i)
There has been no amendment to, announcement by Seller, the Company or any of their Affiliates relating to, or change in employee participation or coverage under, any Benefit Plan or collective bargaining agreement that would increase the annual expense of maintaining such plan above the level of the expense incurred for the most recently completed fiscal year (other than on a de minimis basis) with respect to any director, officer, employee, independent contractor or consultant, as applicable. None of Seller, the Company, nor any of their Affiliates has any commitment or obligation or has made any representations to any director, officer, employee, independent contractor or consultant, whether or not legally binding, to adopt, amend, modify or terminate any Benefit Plan or any collective bargaining agreement.

(j)
Each Benefit Plan that is subject to Section 409A of the Code has been administered in compliance with its terms and the operational and documentary requirements of Section 409A of the Code and all applicable regulatory guidance (including notices, rulings and proposed and final regulations) thereunder. The Company does not have any obligation to gross up, indemnify or otherwise reimburse any individual for any excise taxes, interest or penalties incurred pursuant to Section 409A of the Code.

(k)
Each individual who is classified by the Company as an independent contractor has been properly classified for purposes of participation and benefit accrual under each Benefit Plan.

(l)
Neither the execution of this Agreement nor any of the transactions contemplated by this Agreement will (either alone or upon the occurrence of any additional or subsequent events): (i) except as disclosed on Section 3.20(l) of the Disclosure Schedules, entitle any current or former director, officer, employee, independent contractor or consultant of the Company to severance pay or any other payment; (ii) accelerate the time of payment, funding or vesting, or increase the amount of compensation (including stock-based compensation) due to any such individual; (iii) limit or restrict the right of the Company to merge, amend, or terminate any Benefit Plan; (iv) increase the amount payable under or result in any other material obligation pursuant to any Benefit Plan; (v) result in “excess parachute payments” within the meaning of Section 280G(b) of the Code; or (vi) require a “gross-up” or other payment to any “disqualified individual” within the meaning of Section 280G(c) of the Code.

Section 3.21 Employment Matters.

(a)
Section 3.21(a) of the Disclosure Schedules contains a list of all persons who are employees, independent contractors or consultants of the Company as of the date hereof, including any employee who is on a leave of absence of any nature, paid or unpaid, authorized or unauthorized, and sets forth for each such individual the following: (i) name;

(ii) title or position (including whether full-time or part-time); (iii) hire or retention date;

(iv) current annual base compensation rate or contract fee; (v) commission, bonus or other incentive-based compensation; and (vi) a description of the fringe benefits provided to each such individual as of the date hereof. As of the date hereof, all compensation, including wages, commissions, bonuses, fees and other compensation, payable to all employees, independent contractors or consultants of the Company for services performed on or prior to the date hereof have been paid in full (or accrued in full on the balance sheet contained in the Closing Working Capital Statement, and there are no outstanding agreements, understandings or commitments of the Company with respect to any compensation, commissions, bonuses or fees.

(b)
The Company is not, and has not been for the past five years, a party to, bound by, or negotiating any collective bargaining agreement or other Contract with a union, works council or labor organization (collectively, “Union”), and there is not, and has not been for the past five (5) years, any Union representing or purporting to represent any employee of the Company, and, to Seller’s Knowledge, no Union or group of employees is seeking or has sought to organize employees for the purpose of collective bargaining. Since January 1, 2012, and to Seller’s Knowledge with respect to periods prior to January 1, 2012, there has not been, nor has there been any threat of, any strike, slowdown, work stoppage, lockout, concerted refusal to work overtime or other similar labor disruption or dispute affecting the Company or any of its employees. The Company has no duty to bargain with any Union.

(c)
The Company is, and, since January 1, 2012, and to Seller’s Knowledge with respect to periods prior to January 1, 2012, has been, in compliance with all applicable Laws pertaining to employment and employment practices, including all Laws relating to labor relations, equal employment opportunities, fair employment practices, employment discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, immigration, wages, hours, overtime compensation, child labor, hiring, promotion and termination of employees, working conditions, meal and break periods, privacy, health and safety, workers’ compensation, leaves of absence, paid sick leave and unemployment insurance. All individuals characterized and treated by the Company as independent contractors or consultants are properly treated as independent contractors under all applicable Laws. All employees of the Company classified as exempt under the Fair Labor Standards Act and state and local wage and hour laws are properly classified. There are no Actions against the Company pending, or to Seller’s Knowledge, threatened to be brought or filed, by or with any Governmental Authority or arbitrator in connection with the employment of any current or former applicant, employee, consultant or independent contractor of the Company, including any charge, investigation or claim relating to unfair labor practices, equal employment opportunities, fair employment practices, employment discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, immigration, wages, hours, overtime compensation, employee classification, child labor, hiring, promotion and termination of employees, working conditions, meal and break periods, privacy, health and safety, workers’ compensation, leaves of absence, paid sick leave, unemployment insurance or any other employment related matter arising under applicable Laws.

(d)
The Company has complied with the WARN Act prior to and through the Closing.

(e)
The Company is in compliance with and has complied with all immigration Laws, including Form I-9 requirements and any applicable mandatory E-Verify obligations.

Section 3.22 Taxes.

(a)
All Tax Returns required to be filed on or before the Closing Date by the Company have been timely filed. Such Tax Returns are true, complete and correct in all respects. All Taxes due and owing by the Company (whether or not shown on any Tax Return) have been, or will be, timely paid.

(b)
The Company has withheld and paid each Tax required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, customer, shareholder or other party, and complied with all information reporting and backup withholding provisions of applicable Law.

(c)
The Company has not received notice of, and is not otherwise aware of, any claim made by any taxing authority in any jurisdiction where the Company does not file Tax Returns that it is, or may be, subject to Tax by that jurisdiction.

(d)
No extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of the Company.

(e)
The amount of the Company’s Liability for unpaid Taxes for all periods ending on or before April 30, 2022 does not, in the aggregate, exceed the amount of accruals for Taxes (excluding reserves for deferred Taxes) reflected on the Interim Financial Statements. The amount of the Company’s Liability for unpaid Taxes for all periods following the end of the period covered by the Interim Financial Statements shall not, in the aggregate, exceed the amount of accruals for Taxes (excluding reserves for deferred Taxes) as adjusted for the passage of time in accordance with the past custom and practice of the Company (and which accruals shall not exceed comparable amounts incurred in similar periods in prior years).

(f)
Section 3.22(f) of the Disclosure Schedules sets forth:

(i)
the taxable years of the Company as to which the applicable statutes of limitations on the assessment and collection of Taxes have not expired;

(ii)
those years for which examinations by the taxing authorities have been completed; and

(iii)
those taxable years for which examinations by taxing authorities are presently being conducted.

(g)
All deficiencies asserted, or assessments made, against the Company as a result of any examinations by any taxing authority have been fully paid.

(h)
The Company is not a party to any Action by any taxing authority. There are no pending or, to Seller’s Knowledge, threatened Actions by any taxing authority.

(i)
Seller has delivered to Buyer copies of all federal, state, local and foreign income, franchise and similar Tax Returns, examination reports, and statements of deficiencies assessed against, or agreed to by, the Company for all Tax periods ending after January 1, 2019.

(j)
There are no Encumbrances for Taxes (other than for current Taxes not yet due and payable) upon the assets of the Company.

(k)
The Company is not a party to, or bound by, any Tax indemnity, Tax sharing or Tax allocation agreement.

(l)
No private letter rulings, technical advice memoranda or similar agreement or rulings have been requested, entered into or issued by any taxing authority with respect to the Company.

(m)
The Company has not been a member of an affiliated, combined, consolidated or unitary Tax group for Tax purposes. The Company has no Liability for Taxes of any Person (other than the Company) under Treasury Regulations Section 1.1502- 6 (or any corresponding provision of state, local or foreign Law), as transferee or successor, by contract or otherwise.

(n)
The Company will not be required to include any item of income in, or exclude any item or deduction from, taxable income for any taxable period or portion thereof ending after the Closing Date as a result of:

(i)
any change in a method of accounting under Section 481 of the Code (or any comparable provision of state, local or foreign Tax Laws), or use of an improper method of accounting, for a taxable period ending on or prior to the Closing Date;

(ii)
an installment sale or open transaction occurring on or prior to the Closing Date;

(iii)
a prepaid amount received on or before the Closing Date;

(iv)
any closing agreement under Section 7121 of the Code, or similar provision of state, local or foreign Law; or

(v)
any election under Section 108(i) of the Code.

(o)
Seller is not a “foreign person” as that term is used in Treasury Regulations Section 1.1445-2. The Company is not, nor has it been, a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(a) of the Code.

The Company has not been a “distributing corporation” or a “controlled corporation” in connection with a distribution described in Section 355 of the Code.

(p)
The Company is not, and has not been, a party to, or a promoter of, a “reportable transaction” within the meaning of Section 6707A(c)(1) of the Code and Treasury Regulations Section 1.6011 4(b).

(q)
The Company (and any predecessor of the Company) has been a validly electing and qualifying S-corporation within the meaning of Section 1361 and Section 1362 of the Code at all times since at least July 9, 1984. There have been no events, transactions or activities of the Company or Seller which would cause, or would have caused, the status of the Company as S-corporation to be subject to termination or revocation (whether purposefully or inadvertently).

Section 3.23 Books and Records. The minute books and stock record books of the Company, all of which have been made available to Buyer, accurately reflect the matters described therein. The minute books of the Company contain records of certain meetings, and certain actions taken by written consent of, the stockholders, the board of directors and any committees of the board of directors of the Company. The minute books and stock record books of the Company made available to Buyer constitute all the minute books and stock record books of the Company in existence as of the Closing Date. At the Closing, all of those books and records will be in the possession of the Company.

Section 3.24 Banks and Brokerage Accounts. Section 3.24 of the Disclosure Schedules sets forth (a) a true and complete list of the names and locations of all banks, trust companies, securities brokers and other financial institutions at which the Company has an account or safe deposit box or maintains a banking, custodial, trading or other similar relationship, and (b) a true and complete list and description of each such account, box and relationship, indicating in each case the account number and the names of the respective officers, employees, agents or other similar representatives of the Company having signatory power with respect thereto.

Section 3.25 Directors & Officers. Section 3.25 of the Disclosure Schedules lists all officers, managers and directors of the Company. Except as set forth in Section

3.25 of the Disclosure Schedules, to Seller’s Knowledge, no officer or managerial employee of the Company intends to terminate his or her employment with the Company within twelve (12) months following the Closing, except as otherwise required by this Agreement.

Section 3.26 Interests of Related Parties.

(a)
Except as set forth in Section 3.26(a) of the Disclosure Schedules, neither Seller nor any officer, director or Affiliate of the Company or, to Seller’s Knowledge, any manager of the Company: (i) owns or has owned, directly or indirectly, any equity or other financial or voting interest in any competitor, supplier, licensor, lessor, distributor, independent contractor or customer of the Company other than an amount not exceeding five (5%) percent of the issued and outstanding securities of any class of any company whose securities are traded on a national securities exchange or in the over-the-counter market; (ii) owns or has owned, directly or indirectly, or has or has had any interest in any property (real or personal, tangible or intangible) used in the business of the Company; or

(iii) is a party to any Contract or transaction with the Company.

(b)
Except as set forth in Section 3.26(b) of the Disclosure Schedules, there are no outstanding notes payable to, accounts receivable from or advances by the Company to or from any officer, manager, director or Affiliate of the Company in connection with their respective businesses or assets, and the Company is not otherwise a debtor or creditor of, or has any liability or other obligation of any nature to, any such Person other than compensation and benefits to employees and directors and travel and expense advances in the ordinary course of business.

Section 3.27 Product Liability; Warranties. Except as set forth in Section 3.27 of the Disclosure Schedules, during the past five (5) years, the Company has not received any written claim, and to Seller’s Knowledge has not been threatened with a claim, for material liability arising out of any injury to individuals or property as a result of any, product made, manufactured, distributed, rendered, sold (a “Product”) or service sold or rendered (a “Service”), by the Company and there has been no pattern of material defects in the design or manufacturing of any Product. All Products or Services have been manufactured or provided in conformity with all applicable contractual commitments and express and implied warranties. During the past five (5) years each Product has been designed, manufactured, packaged and labeled, and all Services have been sold and rendered, in compliance with all applicable Laws. The Company has not filed, nor has the Company been required to file, a notification or other report with the United States Consumer Product Safety Commission or any other Governmental Authority concerning actual or potential hazards with respect to any Product manufactured or sold by it during the past five (5) years. There is no currently pending, or to Seller’s Knowledge threatened, Action from, by or before any Governmental Authority relating to any Product manufactured and sold or Service sold and rendered by the Company prior to the date hereof, except such Actions (i) that are covered by the Insurance Policies, (ii) that would not reasonably be expected to be material to the Company, and (iii) that are set forth in Section 3.27 of the Disclosure Schedules. There are no material design, manufacturing or other defects, latent or otherwise, with respect to any Product, provided that Seller Parties make no representation or warranty with respect to defects in Product designs or specifications provided by customers of the Company. There is no product warranty claim pending, or to Seller’s Knowledge threatened, with respect to any Product except for claims (x) for which reserves are established on the books and records of the Company (and the Company does not have any material liability for replacement or repair of any Products or other damages in connection therewith in excess of such reserves), (y) ordinary course product warranty claims, or (z) that are set forth in Section

3.27 of the Disclosure Schedules. Buyer has been provided complete and correct copies of all written warranties in effect as of the date hereof applicable to the products made, manufactured, distributed or sold by the Company, and (A) no Product is subject to any guarantee, warranty or other indemnity beyond such written warranties, and (B) the Products have conformed in all material respects with such written warranties. Seller Parties are not aware of any condition, event or circumstance that would reasonably be expected to cause the Liability of the Company with respect to returns and allowances of Products or Services, whether pursuant to guaranty, warranty, manufacturing defect or otherwise, to materially exceed the Company’s historical experience for such Liability. All amounts under customer invoices that are retained by such customers for warranty obligations are payable, and will be paid to Buyer, within fifteen (15) months after the Closing Date.

Section 3.28 Data Privacy and Security.

(a)
Since the date five (5) years before the Closing, to Seller’s Knowledge, the Company has not experienced any of the following that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) loss of, unauthorized access to, unauthorized acquisition of, unauthorized use of, or unauthorized exfiltration or disclosure of “personally identifiable information” (as such term, or similar term in purpose or effect, is defined by any applicable Law, “Personal Data”) or any Confidential Information, or (ii) damage to, unauthorized access to or unauthorized use of the Company IT Systems, or (iii) other compromise of the secure integrity of Personal Data or Confidential Information (subsections (i) through (iii), individually or collectively, a “Breach”). The Company has not received any written, or to Seller’s Knowledge oral, claim or notice from any Person that a Breach may have occurred or is being investigated.

(b)
The Company has collected, stored, retained, maintained, destroyed and otherwise used Personal Data and Confidential Information owned or maintained by it, in accordance with applicable Data Security Requirements. The Company has not collected or transmitted any Personal Data outside of the United States of America that would subject the Company to any international privacy or cybersecurity Laws.

(c)
The Company (i) has implemented and maintains commercially reasonable administrative, technical and physical safeguards in relation to Personal Data, Confidential Information and the Company IT Systems in compliance with applicable Data Security Requirements; (ii) performs vulnerability scans and penetration testing on its systems and networks no less frequently than annually; (iii) has taken reasonable steps to ensure that Personal Data in its vendors’ or partners’ possession or control is protected against loss, unauthorized access, disclosure or other misuse; (iv) has made all required disclosures to, and obtained all consents from, users, customers, employees, and Governmental Authorities relating to the use and sharing of data and marketing and other communications, as required by all applicable Data Security Requirements; and (v) maintains commercially reasonable cybersecurity insurance in coverage types and amounts reasonably sufficient to respond to a Breach. The Company has made available to Buyer a true, correct, and complete copy of all such Company insurance policies. Neither the execution, delivery nor performance of this Agreement, nor the consummation of any of the transactions contemplated herein, will violate any such the Company insurance policies or any applicable Data Security Requirements.

Section 3.29 Brokers. Except for Taureau Group, LLC and Burch & Company, Inc., no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or any other Ancillary Document based upon arrangements made by or on behalf of Seller Parties or the Company.

Section 3.30 Full Disclosure; Disclaimer of Other Representations and Warranties. No representation or warranty by Seller Parties in this Agreement and no statement contained in the Disclosure Schedules to this Agreement or any certificate or other document furnished or to be furnished to Buyer at Closing pursuant to this Agreement contains any untrue statement of a material fact. Except for the representations and warranties contained in this Agreement, the Disclosure Schedules, any Ancillary Document, or in any certificate delivered to Buyer at Closing, (a) neither Seller nor the Company nor any other Person acting on their behalf makes any other express or implied representation or warranty with respect to the Company, Seller, or the transactions contemplated by this Agreement, and (b) Seller and the Company disclaim any other representations or warranties, whether made by Seller, the Company or any of their respective Affiliates, officers, director, employees, agents or representatives. Except for the representations and warranties contained in this Agreement, the Disclosure Schedules, any Ancillary Document or in any certificate delivered to Buyer at Closing, Seller and the Company hereby disclaim all liability and responsibility for any representation, warranty, protection, forecast, statement, or information made, communicated or furnished (orally or in writing) to Buyer or its Affiliates or representatives with respect to the Company or its business, Seller, or the transactions contemplated by this Agreement (including any opinion, information, protection, or advice that may have been or may be provided to Buyer on behalf of Seller or the Company by any director, officer, employee, agent or representative of Seller or the Company or any of their Affiliates).

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller that the statements contained in this ARTICLE IV are true and correct as of the date hereof.

Section 4.01 Organization and Authority of Buyer. Buyer is a Pennsylvania corporation duly organized, validly existing and in good standing under the Laws of Pennsylvania. Buyer has full corporate power and authority to enter into this Agreement and the Ancillary Documents to which Buyer is a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Buyer of this Agreement and any Ancillary Document to which Buyer is a party, the performance by Buyer of its obligations hereunder and thereunder and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer, and (assuming due authorization, execution and delivery by Seller Parties) this Agreement constitutes a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms. When each Ancillary Document to which Buyer is or will be a party has been duly executed and delivered by Buyer (assuming due authorization, execution and delivery by each other party thereto), such Ancillary Document will constitute a legal and binding obligation of Buyer enforceable against it in accordance with its terms.

Section 4.02 No Conflicts; Consents. The execution, delivery and performance by Buyer of this Agreement and the Ancillary Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not:

(a) conflict with or result in a violation or breach of, or default under, any provision of the organizational documents of Buyer; (b) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to Buyer; or (c) require the consent, notice or other action by any Person under any Contract to which Buyer is a party. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Buyer in connection with the execution and delivery of this Agreement and the Ancillary Documents and the consummation of the transactions contemplated hereby and thereby.

Section 4.03 Investment Purpose. Buyer is acquiring the Shares solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. Buyer acknowledges that the Shares are not registered under the Securities Act of 1933, as amended, or any state securities laws, and that the Shares may not be transferred or sold except pursuant to the registration provisions of the Securities Act of 1933, as amended or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable. Buyer is able to bear the economic risk of holding the Shares for an indefinite period (including total loss of its investment), and has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risk of its investment.

Section 4.04 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or any Ancillary Document based upon arrangements made by or on behalf of Buyer.

Section 4.05 Sufficiency of Funds. Buyer has sufficient cash on hand or other sources of immediately available funds to enable it to make payment of the Purchase Price and consummate the transactions contemplated by this Agreement on the Closing Date.

Section 4.06 Legal Proceedings. There are no Actions pending or, to Buyer’s knowledge, threatened against or by Buyer or any Affiliate of Buyer that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise or serve as a basis for any such Action.

Section 4.07 Independent Investigation; Reliance. Buyer has conducted its own independent investigation, review, and analysis of the Company and the transactions contemplated under this Agreement and acknowledges and agrees that it has been provided adequate access to the personnel, properties, assets, premises, books and records and other documents and data of the Company for such purpose. Buyer acknowledges and agrees that in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, Buyer has relied solely upon its own investigation and the express representations and warranties of Seller Parties set forth in this Agreement, the Disclosure Schedules or any other agreement, document or certificate delivered to Buyer at Closing.

ARTICLE V COVENANTS

Section 5.01 Confidentiality. From and after the Closing, Seller Parties shall, and shall cause their Affiliates to, hold, and shall use commercially reasonable efforts to cause their respective Representatives to hold, in confidence any and all information, whether written or oral, concerning the Company (“Confidential Information”), except to the extent that Seller Parties can show that such information (a) is generally available to and known by the public through no fault of Seller Parties, any of their Affiliates or their respective Representatives; or (b) is lawfully acquired by Seller Parties, any of their Affiliates or their respective Representatives from and after the Closing from sources which are not prohibited from disclosing such information by a legal, contractual or fiduciary obligation. If Seller Parties or any of their Affiliates or their respective Representatives are compelled to disclose any Confidential Information by tax authority, legal, judicial or administrative process or by other requirements of Law, Seller Parties shall promptly notify Buyer in writing and shall disclose only that portion of such Confidential Information which Seller Parties are advised by their counsel in writing is legally required to be disclosed, provided that Seller Parties shall reasonably cooperate with Buyer in the event Buyer, at its expense, seeks to obtain an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such Confidential Information.

Section 5.02 Non-Competition; Non-Solicitation.

(a)
In consideration of the payments under this Agreement, including the Earn- Out Payments, for a period of five (5) years commencing on the Closing Date (the “Restricted Period”), Seller Parties shall not, and shall not permit any of their Affiliates to, directly or indirectly, (i) engage in or assist others in engaging in the Restricted Business in the Territory; (ii) have an interest in any Person that engages directly or indirectly in the Restricted Business in the Territory in any capacity, including as a partner, shareholder, member, employee, principal, agent, trustee or consultant; or (iii) intentionally interfere in any material respect with the business relationships (whether formed prior to or after the date of this Agreement) between the Company and customers or suppliers of the Company. Notwithstanding the foregoing, Seller Parties may own, directly or indirectly, solely as an investment, securities of any Person traded on any national securities exchange if Seller or Seller Individual is not a controlling Person of, or a member of a group which controls, such Person and does not, directly or indirectly, own 5% or more of any class of securities of such Person.

(b)
During the Restricted Period, Seller Parties shall not, and shall not permit any of their Affiliates to, directly or indirectly, hire or solicit any employee of the Company or encourage any such employee to leave such employment or hire any such employee who has left such employment, except pursuant to a general solicitation which is not directed specifically to any such employees; provided that nothing in this Section 5.02(b) shall prevent Seller, Seller Individual or any of their Affiliates from hiring (i) any employee whose employment has been terminated by the Company or Buyer or (ii) after ninety (90) days from the date of termination of employment, any employee whose employment has been terminated by the employee.

(c)
During the Restricted Period, Seller Parties shall not, and shall not permit any of their Affiliates to, directly or indirectly, solicit or entice, or attempt to solicit or entice, any clients or customers of the Company or potential clients or customers of the Company for purposes of diverting their business or services from the Company.

(d)
Notwithstanding any other provision in this Section 5.02, Seller Individual’s ownership interest in and actions taken as owner, officer or employee of Microblade Holdings and/or Microblade Limited shall not be deemed to be a breach of this Agreement so long as Microblade Limited is in compliance with the terms of the Amended and Restated Exclusive Distribution Agreement, dated June 28, 2022, between Microblade Limited and the Company.

(e)
Seller Parties acknowledge that a breach or threatened breach of this Section

5.02 would give rise to irreparable harm to Buyer, for which monetary damages would not be an adequate remedy, and hereby agree that in the event of a breach or a threatened breach by Seller Parties of any such obligations, Buyer shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction (without any requirement to post bond).

(f)
Seller Parties acknowledge that the restrictions contained in this Section

5.02 are reasonable and necessary to protect the legitimate interests of Buyer and constitute a material inducement to Buyer to enter into this Agreement and consummate the transactions contemplated by this Agreement. In the event that any covenant contained in this Section 5.02 should ever be adjudicated to exceed the time, geographic, product or service, or other limitations permitted by applicable Law in any jurisdiction, then any court is expressly empowered to reform such covenant, and such covenant shall be deemed reformed, in such jurisdiction to the maximum time, geographic, product or service, or other limitations permitted by applicable Law. The covenants contained in this Section

5.02 and each provision hereof are severable and distinct covenants and provisions. The invalidity or unenforceability of any such covenant or provision as written shall not invalidate or render unenforceable the remaining covenants or provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision in any other jurisdiction.

Section 5.03 Books and Records.

(a)
In order to facilitate the resolution of any claims made against or incurred by Seller Parties prior to the Closing, or for any other reasonable purpose, for a period of five (5) years after the Closing, Buyer shall:

(i)
retain the books and records (including personnel files) of the Company relating to periods prior to the Closing in a manner reasonably consistent with the prior practices of the Company; and

(ii)
upon reasonable notice, afford the Representatives of Seller reasonable access (including the right to make, at Seller’s expense, photocopies), during normal business hours, to such books and records;

provided, however, that any books and records related to Tax matters shall be retained pursuant to the periods set forth in ARTICLE VI.

(b)
In order to facilitate the resolution of any claims made by or against or incurred by Buyer or the Company after the Closing, or for any other reasonable purpose, for a period of five (5) years following the Closing, Seller Parties shall:

(i)
retain the books and records (including personnel files) of Seller which relate to the Company and its operations for periods prior to the Closing; and

(ii)
upon reasonable notice, afford the Representatives of Buyer or the Company reasonable access (including the right to make, at Buyer’s expense, photocopies), during normal business hours, to such books and records;

provided, however, that any books and records related to Tax matters shall be retained pursuant to the periods set forth in ARTICLE VI.

(c)
Neither Buyer nor Seller Parties shall be obligated to provide the other party with access to any books or records (including personnel files) pursuant to this Section 5.3 where such access would violate any Law.

Section 5.04 Public Announcements. Unless otherwise required by applicable Law (based upon the reasonable advice of counsel), no party to this Agreement shall make any public announcements in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed), and the parties shall cooperate as to the timing and contents of any such announcement.

Section 5.05 Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

Section 5.06 Post-Closing Collection of Accounts Receivable. To the extent, subsequent to the Closing, the Company collects any accounts receivable (a) for which Buyer previously asserted an indemnity claim pursuant to ARTICLE VII and received an indemnity payment, or (b) that were excluded from the final determination of Closing Working Capital pursuant to Section 2.04, above, the Company shall promptly pay the amount of such collected accounts receivable to Seller.

ARTICLE VI TAX MATTERS

Section 6.01 Tax Covenants.

(a)
Without the prior written consent of Buyer, Seller (and, prior to the Closing, the Company, its Affiliates and their respective Representatives) shall not, to the extent it may affect, or relate to, the Company, make, change or rescind any Tax election, amend any Tax Return or take any position on any Tax Return, take any action, omit to take any action or enter into any other transaction that would have the effect of increasing the Tax liability or reducing any Tax asset of Buyer or the Company in respect of any Post-Closing Tax Period. Seller agrees that Buyer is to have no liability for any Tax resulting from any action of Seller, the Company, its Affiliates or any of their respective Representatives, and agrees to indemnify and hold harmless Buyer (and, after the Closing Date, the Company) against any such Tax or reduction of any Tax asset.

(b)
All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the Ancillary Documents and owed to the U.S. federal government or the State of Wisconsin or any political subdivision of such State shall be borne and paid by Seller when due. Seller shall, at its own expense, timely file any Tax Return or other document with respect to such Taxes or fees (and Buyer shall cooperate with respect thereto as necessary).

(c)
Seller shall prepare, or cause to be prepared, all Tax Returns required to be filed by the Company after the Closing Date with respect to a Pre-Closing Tax Period. Any such Tax Return shall be prepared in a manner consistent with past practice (unless otherwise required by Law) and without a change of any election or any accounting method and shall be submitted by Seller to Buyer (together with schedules, statements and, to the extent requested by Seller, supporting documentation) at least 45 days prior to the due date (including extensions) of such Tax Return. If Buyer objects to any item on any such Tax Return, it shall, within ten (10) days after delivery of such Tax Return, notify Seller in writing that it so objects, specifying with particularity any such item and stating the specific factual or legal basis for any such objection. If a notice of objection shall be duly delivered, Buyer and Seller shall negotiate in good faith and use their reasonable best efforts to resolve such items. If Buyer and Seller are unable to reach such agreement within ten (10) days after receipt by Seller of such notice, the disputed items shall be resolved by the Independent Accountant and any determination by the Independent Accountant shall be final. The Independent Accountant shall resolve any disputed items within twenty (20) days of having the item referred to it pursuant to such procedures as it may require. If the Independent Accountant is unable to resolve any disputed items before the due date for such Tax Return, the Tax Return shall be filed as prepared by Seller and then amended to reflect the Independent Accountant’s resolution. The costs, fees and expenses of the Independent Accountant shall be borne equally by Buyer and Seller. Neither Buyer nor any of its Affiliates, including (post-Closing) the Company, shall file any amended Tax Return for or including any Pre-Closing Tax Period (except to the extent required as a result of an audit by a tax authority) without Seller’s express written consent, which consent shall not be unreasonably withheld, conditioned or delayed. The preparation and filing of any Tax Return of the Company that does not relate to a Pre-Closing Tax Period shall be exclusively within the control of Buyer.

Section 6.02 Termination of Existing Tax Sharing Agreements. Any and all existing Tax sharing agreements (whether written or not) binding upon the Company shall be terminated as of the Closing Date. After such date none of the Company, Seller nor any of Seller’s Affiliates and their respective Representatives shall have any further rights or liabilities thereunder.

Section 6.03 Tax Indemnification. Except to the extent treated as a liability in the calculation of Closing Working Capital, Seller shall indemnify the Company, Buyer, and each Buyer Indemnitee and hold them harmless from and against (a) any Loss suffered or incurred by a Buyer Indemnitee attributable to any breach of or inaccuracy in any representation or warranty made in Section 3.22; (b) any Loss suffered or incurred by a Buyer Indemnitee attributable to any breach or violation of, or failure to fully perform, any covenant, agreement, undertaking or obligation in ARTICLE VI; (c) all

Taxes of the Company or relating to the business of the Company for all Pre-Closing Tax Periods; (d) all Taxes of any member of an affiliated, consolidated, combined or unitary group of which the Company (or any predecessor of the Company) is or was a member on or prior to the Closing Date by reason of a liability under Treasury Regulation Section 1.1502-6 or any comparable provisions of foreign, state or local Law; and (e) any and all Taxes of any person imposed on the Company arising under the principles of transferee or successor liability or by contract, relating to an event or transaction occurring before the Closing Date. In each of the above cases, together with any out-of-pocket fees and expenses (including reasonable attorneys’ and accountants’ fees) incurred in connection therewith, Seller shall reimburse Buyer for any Taxes of the Company that are the responsibility of Seller pursuant to this Section 6.03 within ten (10) Business Days after payment of such Taxes by Buyer or the Company.

Section 6.04 Straddle Period. In the case of Taxes that are payable with respect to a taxable period that begins before and ends after the Closing Date (each such period, a “Straddle Period”), the portion of any such Taxes that are treated as Pre-Closing Taxes for purposes of this Agreement shall be:

(a)
in the case of Taxes (i) based upon, or related to, income, receipts, profits, wages, capital or net worth, (ii) imposed in connection with the sale, transfer or assignment of property, or (iii) required to be withheld, deemed equal to the amount which would be payable if the taxable year ended with the Closing Date; and

(b)
in the case of other Taxes, deemed to be the amount of such Taxes for the entire period multiplied by a fraction the numerator of which is the number of days in the period ending on the Closing Date and the denominator of which is the number of days in the entire period.

Section 6.05 Contests. Buyer agrees to deliver to Seller a copy of any written notice received by the Company, Buyer or any of Buyer’s Affiliates, within two (2) Business Days after the receipt of such notice by the Company, Buyer or any of Buyer’s Affiliates, which involves the assertion of any claim, or the commencement of any Action, in respect of which an indemnity may be sought by Buyer pursuant to this ARTICLE VI (a “Tax Claim”). Buyer shall control the contest or resolution of any Tax Claim; provided, however, that Buyer shall obtain the prior written consent of Seller (which consent shall not be unreasonably withheld, conditioned or delayed) before entering into any settlement of a claim or ceasing to defend such claim; and, provided further, that Seller shall be entitled to participate in the defense of such claim and to employ counsel of its choice for such purpose, the fees and expenses of which separate counsel shall be borne solely by Seller.

Section 6.06 Cooperation and Exchange of Information. Seller and Buyer shall provide each other with such cooperation and information as either of them reasonably may request of the other in filing any Tax Return pursuant to this ARTICLE VI or in connection with any audit or other proceeding in respect of Taxes of the Company. Such cooperation and information shall include providing copies of relevant

Tax Returns or portions thereof, together with accompanying schedules, related work papers and documents relating to rulings or other determinations by tax authorities. Each of Seller and Buyer shall retain all Tax Returns, schedules and work papers, records and other documents in its possession relating to Tax matters of the Company for any taxable period beginning before the Closing Date until the expiration of the statute of limitations of the taxable periods to which such Tax Returns and other documents relate, without regard to extensions except to the extent notified by the other party in writing of such extensions for the respective Tax periods. Prior to transferring, destroying or discarding any Tax Returns, schedules and work papers, records and other documents in its possession relating to Tax matters of the Company for any taxable period beginning before the Closing Date, Seller or Buyer (as the case may be) shall provide the other party with reasonable written notice and offer the other party the opportunity to take custody of such materials.

Section 6.07 Tax Treatment of Indemnification Payments. Any indemnification payments pursuant to this ARTICLE VI shall be treated as an adjustment to the Purchase Price by the parties for Tax purposes, unless otherwise required by Law.

Section 6.08 Payments to Buyer. Any amounts payable to Buyer pursuant to this ARTICLE VI shall be satisfied by: (i) at Buyer’s option, (A) a distribution of a portion of the Escrow Amount pursuant to the Escrow Agreement, provided that, if the amount payable to Buyer results from or otherwise arises out of a failure by the Company to pay any state or local sales Tax owed for any period prior to the Closing Date, such amount shall be first satisfied from the SALT Escrow Amount as provided in the Escrow Agreement, (B) an offset against the outstanding principal balance and accrued interest owed under the Promissory Note and/or (C) an offset against the amount of any Earn- Out Payment, made consistent with the provisions of Section 7.13, below, and (ii) to the extent such amounts payable to Buyer exceed the amounts available pursuant to clause “(i)”, above, payment of immediately available funds from Seller. Any offset against the outstanding principal balance and accrued interest owed under the Promissory Note shall be treated as an adjustment to the Purchase Price by the parties for Tax purposes, unless otherwise required by Law. Notwithstanding the preceding sentence, in the event Buyer is required under applicable Law to recognize cancellation of debt income related to any offset against the principal balance of the Promissory Note, the Seller Parties shall pay to Buyer an additional payment in an amount required to fully reimburse Buyer with respect to all federal, state and local Taxes with respect to the forgiveness of the portion of the Promissory Note subject to the offset, and any such payment shall be treated as an adjustment to the Purchase Price by the parties for Tax purposes, unless otherwise required by Law.

Section 6.09 Survival. Notwithstanding anything in this Agreement to the contrary, the provisions of Section 3.22 and this ARTICLE VI shall survive for a period of seven (7) years after the Closing Date.

Section 6.10 Overlap. To the extent that any obligation or responsibility pursuant to ARTICLE VII may overlap with an obligation or responsibility pursuant to this ARTICLE VI, the provisions of this ARTICLE VI shall govern.

Section 6.11 Section 338(h)(10) Election.

(a)
The Company and Seller shall join with Buyer in making a timely election under Section 338(h)(10) of the Code (and any corresponding election under state or local Law) with respect to the purchase and sale of the Shares hereunder (collectively, a “Section 338(h)(10) Election”). Seller shall pay any Tax attributable to the making of the Section 338(h)(10) Election and Seller shall indemnify Buyer and the Company against any adverse consequences arising out of any failure to pay any such Taxes.

(b)
Seller and Buyer agree that the Purchase Price and the Liabilities of the Company (plus other relevant items) shall be allocated among the assets of the Company for all purposes (including Tax and financial accounting) as shown on the allocation schedule (the “Allocation Schedule”) attached as Schedule I to this Agreement. If subsequent to the Closing Seller and Buyer jointly agree in writing to amend the Allocation Schedule, the Purchase Price shall be increased by an amount necessary to reimburse Seller for all state and federal income taxes owed by Seller as a result of such amendment of the Allocation Schedule (the “Tax Reimbursement Payment”), with the Tax Reimbursement Payment grossed up (i.e., increased) to provide Seller with after-tax funds sufficient to enable Seller to pay all state and federal taxes owed applicable to the grossed up Tax Reimbursement Payment. The grossed up Tax Reimbursement Payment shall be paid to Seller by wire transfer to Seller’s designated account concurrent with the amendment to the Allocation Schedule. Buyer, the Company and Seller shall file all Tax Returns (including amended returns and claims for refund) and information reports in a manner consistent with the Allocation Schedule. Any adjustments to the Purchase Price pursuant to Section 2.04 shall be allocated in a manner consistent with the Allocation Schedule.

ARTICLE VII INDEMNIFICATION

Section 7.01 Survival. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained in this Agreement or the Disclosure Schedules, agreements, documents or certificates delivered at Closing (other than any representations or warranties contained in Section 3.22 which are subject to ARTICLE VI) shall survive the Closing and shall remain in full force and effect until the date that is eighteen (18) months after the Closing Date; provided that the representations and warranties in Section 3.01 (Legal Capacity of Seller), Section 3.02 (Organization, Authority and Qualification of the Company), Section 3.03 (Capitalization), Section 3.10 (Title to Assets), Section 3.29 (Brokers), Section 4.01 (Organization and Authority of Buyer), 4.03 (Investment Purpose), Section 4.04 (Brokers), and Section 4.07 (Independent Investigation; Reliance) (collectively, “Fundamental Representations and Warranties”), and Actions relating to Fraud in connection with this Agreement, any one or more of the Ancillary Documents, or the transactions contemplated hereby and thereby, shall survive until the date that is thirty (30) days after the expiration of the applicable statute of limitations or, if no statute of limitations applies, indefinitely; and provided further that the representations and warranties in Section 3.22 (Taxes) and Section 3.19 (Environmental Matters) shall survive until the date that is seven (7) years after the Closing Date. All covenants and agreements of the parties contained herein (other than any covenants or agreements contained in ARTICLE VI which are subject to ARTICLE VI) shall survive the Closing indefinitely or for the period explicitly specified therein. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non- breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.

Section 7.02 Indemnification By Seller Parties. Subject to the other terms and conditions of this ARTICLE VII, Seller Parties shall, jointly and severally, indemnify and defend each of Buyer and its Affiliates (including the Company) and their respective Representatives (collectively, “Buyer Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, Buyer Indemnitees based upon, arising out of, with respect to or by reason of:

(a)
any inaccuracy in or breach of any of the representations or warranties of Seller Parties contained in this Agreement, the Disclosure Schedules or in any certificate or instrument delivered by or on behalf of any Seller Party at the Closing pursuant to this Agreement (other than in respect of Section 3.22, it being understood that the sole remedy for any such inaccuracy in or breach thereof shall be pursuant to ARTICLE VI), as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date (including any dates specified in the Disclosure Schedules), the inaccuracy in or breach of which will be determined with reference to such specified date);

(b)
any breach or non-fulfillment of any covenant, agreement or obligation to be performed by any Seller Party pursuant to this Agreement (other than any breach or violation of, or failure to fully perform, any covenant, agreement, undertaking or obligation in ARTICLE VI, it being understood that the sole remedy for any such breach, violation or failure shall be pursuant to ARTICLE VI);

(c)
any Transaction Expenses or Indebtedness of the Company outstanding as of the Closing, to the extent not deducted from the Purchase Price in the determination of the Closing Date Payment pursuant to Section 2.04(a); provided, however, that Current Liabilities shall be excluded to the extent included in the Estimated Closing Working Capital Statement;

(d)
any adverse financial impacts to Buyer or its Affiliates as a result of adjustments required to be made by Buyer to inventory amounts shown on the Balance

Sheet after Closing because of the failure of inventory amounts shown on the Balance Sheet to be Consistent with Past Practice, to the extent any such adverse financial impacts were not included in the final determination of Closing Working Capital pursuant to Section 2.04, above; or

(e)
any claims for benefits under any medical, vision, dental or disability Benefit Plan to the extent (i) such claims were submitted to the Company, or otherwise known by Seller Parties, prior to the Closing Date, and (ii) the amount of such claims were not included in the final determination of Closing Working Capital pursuant to Section 2.04, above.

Section 7.03 Indemnification By Buyer. Subject to the other terms and conditions of this ARTICLE VII, Buyer shall indemnify and defend Seller Parties and their Affiliates and their respective Representatives (collectively, “Seller Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, Seller Indemnitees based upon, arising out of, with respect to or by reason of:

(a)
any inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Agreement or in any certificate or instrument delivered by or on behalf of Buyer pursuant to this Agreement, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date); or

(b)
any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Buyer pursuant to this Agreement (other than ARTICLE VI, it being understood that the sole remedy for any such breach thereof shall be pursuant to ARTICLE VI).

Section 7.04 Certain Limitations. The indemnification provided for Section

7.02 and Section 7.03 shall be subject to the following limitations:

(a)
Subject to Section 7.04(c), the aggregate amount of all Losses for which Seller Parties shall be liable pursuant to Section 7.02(a), (d) and/or (e) shall not exceed Two Million Five Hundred Thousand Dollars ($2,500,000.00)(the “Cap”).

(b)
Subject to Section 7.04(c), the aggregate amount of all Losses for which Buyer shall be liable pursuant to Section 7.03(a) shall not exceed the Cap.

(c)
Notwithstanding the foregoing, the limitations set forth in Section 7.04(a), Section 7.04(b), Section 7.04(d), and Section 7.04(e) shall not apply to Losses based upon, arising out of, with respect to or by reason of Fraud or any inaccuracy in or breach of any Fundamental Representation and Warranty or any representation or warranty in Section

3.19 (Environmental Matters) or Section 3.22 (Taxes).

(d)
Neither Seller Parties nor Buyer shall be liable for indemnification until the aggregate amount of all Losses in respect to indemnification under Section 7.02 or 7.03 exceeds Seventy-five Thousand Dollars ($75,000.00) (the “Basket”), in which event either Seller Parties or Buyer, respectively, will be required to pay or be liable for all Losses that exceed the Basket; provided, however, that the total liability shall not exceed the Cap.

(e)
Seller Parties shall not be liable to Buyer for product warranty-related work (including claims for repair, replacement, rework or fine-tuning) related to Seller Products until the aggregate amount of all Losses exceeds Fifty Thousand Dollars ($50,000.00) in any twelve (12) month period following the Closing Date (pro-rated for any partial twelve

(12) month period) (the “Warranty Claim Threshold”), in which event Seller Parties shall only be required to pay or be liable for such Losses in excess of the Warranty Claim Threshold.

(f)
For purposes of determining the amount of Losses to which an Indemnified Party is entitled pursuant to this ARTICLE VII as a result of an inaccuracy in or breach of a representation and warranty (but not for purposes of determining whether an inaccuracy in or breach of a representation and warranty exists), such Losses shall be determined without regard to any materiality, Material Adverse Effect or other similar qualification contained in or otherwise applicable to such representation or warranty.

Section 7.05 Indemnification Procedures. The party making a claim under this ARTICLE VII is referred to as the “Indemnified Party”, and the party against whom such claims are asserted under this ARTICLE VII is referred to as the “Indemnifying Party”.

(a)
Third-Party Claims. If any Indemnified Party receives notice of the assertion or commencement of any Action made or brought by any Person who is not a party to this Agreement or an Affiliate of a party to this Agreement or a Representative of the foregoing (a “Third-Party Claim”) against such Indemnified Party with respect to which the Indemnifying Party is obligated to provide indemnification under this Agreement, the Indemnified Party shall give the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than fifteen (15) Business Days after receipt of such notice of such Third-Party Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of his or its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure. Such notice by the Indemnified Party shall describe the Third-Party Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have the right to participate in, or by giving written notice to the Indemnified Party, to assume the defense of any Third-Party Claim at the Indemnifying Party’s expense and by the Indemnifying Party’s own counsel, and the Indemnified Party shall cooperate in good faith in such defense; provided that if the Indemnifying Party is a Seller Party, such Indemnifying Party shall not have the right to defend or direct the defense of any such Third-Party Claim if the Third-Party Claim seeks an injunction or other equitable relief against the Indemnified Party. In the event that the Indemnifying Party assumes the defense of any Third-Party Claim, subject to Section 7.05(b), he or it shall have the right to take such action as he or it deems necessary to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third-Party Claim in the name and on behalf of the Indemnified Party. The Indemnified Party shall have the right to participate in the defense of any Third-Party Claim with counsel selected by him or it subject to the Indemnifying Party’s right to control the defense thereof. The fees and disbursements of such counsel shall be at the expense of the Indemnified Party, provided that if, in the reasonable opinion of counsel to the Indemnified Party, (A) there are legal defenses available to an Indemnified Party that are different from or additional to those available to the Indemnifying Party; or

(B) there exists a conflict of interest between the Indemnifying Party and the Indemnified Party that cannot be waived, the Indemnifying Party shall be liable for the reasonable fees and expenses of counsel to the Indemnified Party in each jurisdiction for which the Indemnified Party determines counsel is required. If the Indemnifying Party elects not to compromise or defend such Third-Party Claim, fails to promptly notify the Indemnified Party in writing of his or its election to defend as provided in this Agreement, or fails to diligently prosecute the defense of such Third-Party Claim, the Indemnified Party may, subject to Section 7.05(b), pay, compromise, defend such Third-Party Claim and seek indemnification for any and all Losses based upon, arising from or relating to such Third- Party Claim. Seller and Buyer shall cooperate with each other in all reasonable respects in connection with the defense of any Third-Party Claim, including making available (subject to the provisions of Section 5.01) records relating to such Third-Party Claim and furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to the defending party, management employees of the non-defending party as may be reasonably necessary for the preparation of the defense of such Third-Party Claim.

(b)
Settlement of Third-Party Claims. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not enter into settlement of any Third-Party Claim without the prior written consent of the Indemnified Party, except as provided in this Section 7.05(b). If a firm offer is made to settle a Third-Party Claim without leading to liability or the creation of a financial or other obligation on the part of the Indemnified Party and provides, in customary form, for the unconditional release of each Indemnified Party from all liabilities and obligations in connection with such Third-Party Claim and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to that effect to the Indemnified Party. If the Indemnified Party fails to consent to such firm offer within ten (10) days after his or its receipt of such notice, the Indemnified Party may continue to contest or defend such Third-Party Claim and in such event, the maximum liability of the Indemnifying Party as to such Third Party Claim shall not exceed the amount of such settlement offer. If the Indemnified Party fails to consent to such firm offer and also fails to assume defense of such Third-Party Claim, the Indemnifying Party may settle the Third-Party Claim upon the terms set forth in such firm offer to settle such Third-Party Claim. If the Indemnified Party has assumed the defense pursuant to Section 7.05(a), it shall not agree to any settlement without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed).

(c)
Direct Claims. Any Action by an Indemnified Party on account of a Loss which does not result from a Third-Party Claim (a “Direct Claim”) shall be asserted by the Indemnified Party giving the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than fifteen (15) Business Days after the Indemnified Party becomes aware of such Direct Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of his or its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure. Such notice by the Indemnified Party shall describe the Direct Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have thirty (30) days after his or its receipt of such notice to respond in writing to such Direct Claim. The Indemnified Party shall allow the Indemnifying Party and his or its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim and the Indemnified Party shall assist the Indemnifying Party’s investigation by giving such information and assistance (including access to the Company’s premises and personnel and the right to examine and copy any accounts, documents or records) as the Indemnifying Party or any of his or its professional advisors may reasonably request. If the Indemnifying Party does not so respond within such thirty (30) day period, the Indemnifying Party shall be deemed to have rejected such claim, in which case the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Agreement.

(d)
Tax Claims. Notwithstanding any other provision of this Agreement, the control of any claim, assertion, event or proceeding in respect of Taxes of the Company (including any such claim in respect of a breach of the representations and warranties in Section 3.22 hereof or any breach or violation of or failure to fully perform any covenant, agreement, undertaking or obligation in ARTICLE VI) shall be governed exclusively by ARTICLE VI hereof.

Section 7.06 Payments.

(a)
To the extent any claim or liability giving rise to any Loss is insurable under any insurance policy maintained by any Indemnified Party, the Indemnified Party shall timely file a claim with the applicable insurer for coverage of the claim or liability giving rise to any Loss. The Indemnified Party shall use its commercially reasonable efforts to recover under insurance policies or indemnity, contribution or other similar agreements for any Losses; provided that the Indemnified Party shall not be precluded from simultaneously seeking indemnification from an Indemnifying Party under this Agreement. In the event the Indemnified Party receives a payment applicable to a claim or liability giving rise to a Loss under any insurance policy or pursuant to any indemnity, contribution or other similar payment, the amount of the Loss recoverable under this ARTICLE VII from the Indemnifying Party shall be reduced by the amount of such payment. In addition, if any payments are made by an Indemnifying Party, and such payments are received by the Indemnified Party (or the Company) prior to payments recovered by an Indemnified

Party (or the Company) under any insurance policies or any indemnity, contribution or other similar payment, the Indemnifying Party shall be entitled to a refund for the amounts covered by such insurance policies or the amount of any indemnity, contribution or other similar payment. To the extent an Indemnified Party incurs any increase in costs under any insurance policy related to the filing of a claim with the applicable insurer pursuant to this section, such costs shall be considered Losses by the Indemnified Party under this Agreement.

(b)
Once a Loss is agreed to by the Indemnifying Party or finally adjudicated to be payable pursuant to this ARTICLE VII, the Indemnifying Party shall satisfy his or its obligations within fifteen (15) Business Days of such final, non-appealable adjudication by wire transfer of immediately available funds. The parties hereto agree that should an Indemnifying Party not make full payment of any such obligations within such fifteen (15) Business Day period, any amount payable shall accrue interest from and including the date of agreement of the Indemnifying Party or final, non-appealable adjudication to and including the date such payment has been made at a rate per annum equal to five percent (5%). Such interest shall be calculated daily on the basis of a 365 day year and the actual number of days elapsed, without compounding.

(c)
Any Losses payable to a Buyer Indemnitee pursuant to this ARTICLE VII shall be satisfied: (i) from the Escrow Amount held by the Escrow Agent, provided that any Losses pursuant to a breach of the representations and warranties in Section 3.22 applicable to payment of state or local sales Taxes owed for any period prior to the Closing Date hereof shall be first satisfied from the SALT Escrow Amount and the SALT Escrow Amount shall be used solely to satisfy any such state and local sales Tax-related claims;

(ii) through the exercise by Buyer of its offset rights pursuant to Section 7.13, below; and

(iii) to the extent the amount of Losses exceeds the amounts available to the Buyer Indemnitee in the Escrow Amount and through the exercise by Buyer of its offset rights pursuant to Section 7.13, below, from the Seller Parties.

Section 7.07 Tax Treatment of Indemnification Payments. All indemnification payments made under this Agreement shall be treated by the parties as an adjustment to the Purchase Price for Tax purposes, unless otherwise required by Law.

Section 7.08 Effect of Investigation. The representations, warranties and covenants of the Indemnifying Party, and the Indemnified Party’s right to indemnification with respect thereto, shall not be affected or deemed waived by reason of any investigation made by or on behalf of the Indemnified Party (including by any of their or its Representatives) or by reason of the fact that the Indemnified Party or any of his or its Representatives knew or should have known that any such representation or warranty is, was or might be inaccurate.

Section 7.09 Exclusive Remedies. Subject to Section 5.02(e) and Section 8.11, the parties acknowledge and agree that their sole and exclusive remedy with respect to any and all claims (other than claims arising from Fraud, criminal activity or willful misconduct on the part of a party hereto in connection with the transactions contemplated by this Agreement) for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement, shall be pursuant to the indemnification provisions set forth in ARTICLE VI and this ARTICLE VII. In furtherance of the foregoing, each party hereby waives, to the fullest extent permitted under Law, any and all rights, remedies, claims and causes of action for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement he or it may have against the other parties hereto and their Affiliates and each of their respective Representatives arising under or based upon any Law, except pursuant to the indemnification provisions set forth in ARTICLE VI and this ARTICLE VII. Nothing in this Section 7.09 shall limit any Person’s right to seek and obtain any equitable relief to which any Person shall be entitled or to seek any remedy on account of any party’s Fraudulent, criminal or willful misconduct.

Section 7.10 Exclusion of Special Damages. Any “Loss” indemnifiable hereunder shall exclude special damages (including lost or anticipated profits and diminution in value), punitive damages, incidental damages and consequential damages (other than reasonable attorneys’ fees incurred in connection with enforcing the terms of this Agreement); provided that an indemnified party shall be entitled to recover such types of damages in instances (a) involving claims resulting from Fraud, criminal activity or willful misconduct of an Indemnifying Party, or (b) where such damages have been awarded to a Third Party in an Action pursuant to which the Indemnified Party is entitled to indemnification hereunder.

Section 7.11 Mitigation. Each Indemnified Party shall use commercially reasonable efforts to mitigate any claim or Loss that such Indemnified Party asserts or is reasonably likely to assert a claim for indemnification under this ARTICLE VII.

Section 7.12 No Double Recovery. No Indemnified Party shall be entitled to recover from any Indemnifying Party under this ARTICLE VII or under any other Ancillary Document, more than once in respect of the same Loss to the extent recovered (notwithstanding that such Loss may result from breaches of multiple provisions of this Agreement and/or other Ancillary Documents). For sake of clarity, no Loss may be claimed under this ARTICLE VII by any Indemnified Party to the extent such amounts are otherwise taken into account in calculating the Purchase Price in accordance with ARTICLE II of this Agreement.

Section 7.13 Offset Rights. In addition to a release of a portion of the Escrow Amount pursuant to the Escrow Agreement and subject to the limitations set forth in this ARTICLE VII, Buyer, as the Indemnified Party, shall be entitled to offset, deduct and retain the portion of the principal and interest payments most remotely due under the Promissory Note and/or the portion of any Earn-Out Payment owed to Seller in satisfaction of any Loss indemnifiable hereunder, provided either (a) Seller has agreed in writing that Buyer’s indemnification claim is valid, or (b) a court of competent jurisdiction has issued a final, non-appealable judgment, order, award or determination that Buyer is entitled to indemnification with respect to such Loss. Any offset against the outstanding principal balance and accrued interest owed under the Promissory Note shall be treated as an adjustment to the Purchase Price by the parties for Tax purposes, unless otherwise required by Law. Notwithstanding the preceding sentence, in the event Buyer is required under applicable Law to recognize cancellation of debt income related to any offset against the principal balance of the Promissory Note, the Seller Parties shall pay to Buyer an additional payment in an amount required to fully reimburse Buyer with respect to all federal, state and local taxes with respect to the forgiveness of the portion of the Promissory Note subject to the offset, and any such payment shall be treated as an adjustment to the Purchase Price by the parties for Tax purposes, unless otherwise required by Law.

ARTICLE VIII MISCELLANEOUS

Section 8.01 Expenses. Except as otherwise expressly provided herein, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred; provided, however, Seller shall pay all amounts payable to Burch and Company, Inc.

Section 8.02 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third (3rd) Business Day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.02):

If to Seller:	Cash L. Masters Revocable Trust, dated October 19, 2005 Attn: Cash L. Masters, Trustee 6285 Parkview Rd. Greendale, WI 53129 E-mail: popeofgrinding@icloud.com
with a copy (which shall not constitute notice) to:	Davis & Kuelthau, s.c 111 E. Kilbourn Avenue, Ste 1400 Milwaukee, Wisconsin 53202 E-mail: gsell@dkattorneys.com or sfiducci@dkattorneys.com Attention: Gregory J. Sell or Scott E. Fiducci

If to Buyer:

Precision Industries, Inc.

c/o Live Ventures Incorporated

325 E. Warm Springs Road, Suite #102 Las Vegas, Nevada 89119

E-mail: tsedlak@pmsteel.com ealthofer@liveventures.com

Attention: Tom Sedlak, Chief Executive Officer Eric Althofer, Chief Operating Officer and Managing Director (Finance)

with a copy (which shall not constitute notice) to:	Greenberg Traurig, LLP 10845 Griffith Peak Drive, Suite 600 Las Vegas, Nevada 89135 E-mail: shalmym@gtlaw.com Attention: Mike Shalmy

Section 8.03 Interpretation. For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; and (b) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Disclosure Schedules and Exhibits mean the Articles and Sections of, and Disclosure Schedules and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Disclosure Schedules and Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

Section 8.04 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 8.05 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Except as provided in Section 5.02(f), upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 8.06 Entire Agreement. This Agreement and the Ancillary Documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. Buyer acknowledges and agrees that Seller and Company have not made and are not making any representations or warranties whatsoever, express or implied, except as provided in this Agreement, the Schedules, any Ancillary Document or in any certificate delivered to Buyer at Closing, and that Buyer is not relying and has not relied on any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except for those representations in this Agreement, the Schedules, any Ancillary Document or in any certificate delivered to Buyer at Closing. In the event of any inconsistency between the statements in the body of this Agreement and those in the Ancillary Documents, the Exhibits and Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules), the statements in the body of this Agreement will control.

Section 8.07 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party may assign his or its rights or obligations hereunder without the prior written consent of the other parties, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that prior to the Closing Date, Buyer may, upon written notice to, but without the prior written consent of, Seller, assign all or any portion of its rights under this Agreement to one or more of its direct or indirect wholly owned subsidiaries. No assignment shall relieve the assigning party of any of his or its obligations hereunder.

Section 8.08 No Third-party Beneficiaries. Except as provided in Section 6.03 and ARTICLE VII, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 8.09 Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 8.10 Governing Law; Submission to Jurisdiction; Waiver of Jury

Trial.

(a)
This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction).

(b)
ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF WISCONSIN IN EACH CASE LOCATED IN MILWAUKEE COUNTY, WISCONSIN, AND EACH PARTY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)
EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE ANCILLARY DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT HE OR IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.10(c).

Section 8.11 Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 8.12 Counterparts. This Agreement may be executed in counterparts (including via facsimile, .pdf, or other electronic method), each of which shall be deemed an original instrument, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized, if applicable.

SELLER:

CASH L. MASTERS REVOCABLE TRUST, DATED OCTOBER 19, 2005

By: .._

Cash L. Masters, Trust e

BUYER:

PRECISION INDUSTRIES, INC.

By: _ Name: Tom Sedlak

Title: Chief Executive Officer

SELLER INDIVIDUAL:

Cash L. Masters

IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized, if applicable.

SELLER:

CASH L. MASTERS REVOCABLE TRUST, DATED OCTOBER 19, 2005

By: Cash L. Masters, Trustee

BUYER:

PRECISION INDUSTRIES, INC.

By: Name: Tom Sedlak

Title: Chief Executive Officer

SELLER INDIVIDUAL:

Cash L. Masters

70

ANNEX A

Earn-Outs

This Annex A sets forth the agreement and understanding of the parties with respect to additional contingent purchase price payments as part of the total Purchase Price to be paid to Seller, subject to the terms and conditions of this Agreement and this Annex A. The terms and conditions of the Agreement are incorporated into this Annex A in all respects.

1.
Definitions. The following terms as used herein shall have the meanings set forth in this Section 1 of Annex A. Unless the context otherwise requires, defined terms contained herein that are not otherwise defined in this Annex A shall have the meanings set forth in the Agreement.
1.1
“Dispute Resolution Procedures” means the procedures, limitations and agreements described in Section 2.04(c) of this Agreement.
1.2
“Earn-Out Payments” means any payment made by Buyer to Seller pursuant to Section 2 of this Annex A.
1.3
“EBITDA” means the earnings before interest, taxes, depreciation and amortization of the Company, determined in accordance with GAAP or as outlined in the QofE (determined without inclusion of or adjustment for any Transaction Expenses, rent and rent-related expenses materially greater than Three Hundred Ninety Thousand Dollars ($390,000.00) during any applicable Earn-Out period, costs or expenses related to integration-related activities, and other non-recurring costs or expenses, compensation or benefit costs applicable to the CEO and/or the President of the Company in excess (in the aggregate) of One Hundred Twenty-five Thousand Dollars ($125,000.00) during any applicable Earn-Out period (provided that if the Chief Administrative Officer is no longer employed by the Company, the threshold amount referenced in this clause shall increase to Two Hundred Fifty Thousand Dollars ($250,000.00)1, and/or management fees or other fees due to Live Ventures, Inc., Buyer or any of their Affiliates or any consultants unless approved by Seller).
1.4
“Organic EBITDA” means EBITDA of the Company’s operations as in existence as of the Closing (and as such operations may be upgraded or expanded from time-to-time)(the “Company’s Current Operations”), but excluding the impact of any acquired additions to EBITDA as a result of business acquisitions (“Acquisitions”) that occur after the Closing (whether structured as asset acquisitions, stock acquisitions, mergers, or otherwise) except to the extent such Acquisitions utilize the Company’s Current Operations and such utilization adversely impacts the Company’s ability to generate Organic EBITDA. By way of hypothetical example, if Kinetic utilizes production time on its equipment in connection with filling an order for a customer acquired as part of an Acquisition and that production time could have been utilized by Kinetic to fill an

1 For the avoidance of doubt, this limitation related to compensation and benefit costs applicable to the CEO and/or the President of the Company applies only with respect to the computation of Company EBITDA (for purposes of computing any Earn-Out Payments) and is not intended to limit actual compensation or benefits paid or provided to the CEO or the President.

order that would have generated $10,000.00 of Organic EBITDA, then Organic EBITDA for the applicable Earn-Out period shall be increased by $10,000.00 to account for the lost Organic EBITDA. Also, for avoidance of doubt, if after Closing the Company acquires another entity (“TargetCo”), which has at the time of the closing of that transaction, $3.0 Million of EBITDA, then going forward, on a consolidated basis, the $3.0 Million of acquired EBITDA will be removed from the calculation of Organic EBITDA for the purposes of the Earn-Outs so that only incremental EBITDA as a result of the Acquisition will be included in the calculation of Organic EBITDA. For example, one year after the acquisition of TargetCo, if TargetCo EBITDA is calculated as $3.5 Million, then only the incremental $500,000.00 will count towards the computation of Organic EBITDA.

2.
Calculation of Earn-Outs. The Earn-Out Payments shall be made by Buyer to Seller in the manner and form contemplated by Section 4 of this Annex A as follows:
a.
Earn-Out #1: Seller shall be entitled to receive the following payments:
i.
A payment shall be made by Buyer to Seller in an amount equal to ten percent (10%) of the Company’s Organic EBITDA for the period beginning on the Closing Date and ending September 30, 2022;
ii.
A payment shall be made by Buyer to Seller in an amount equal to ten percent (10%) of the Company’s Organic EBITDA for the period beginning on October 1, 2022 and ending September 30, 2023;
iii.
A payment shall be made by Buyer to Seller in an amount equal to ten percent (10%) of the Company’s Organic EBITDA for the period beginning on October 1, 2023 and ending September 30, 2024; and
iv.
A payment shall be made by Buyer to Seller in an amount equal to ten percent (10%) of the Company’s Organic EBITDA for the period beginning on October 1, 2024 and ending on the date that is the third anniversary of the Closing Date.
b.
Earn-Out #2: In addition to any payments pursuant to Section 2(a) of this Annex A, Seller shall be entitled to receive payments as follows:
i.
A dollar-for-dollar payment in an amount equal to the amount that the Company’s Organic EBITDA for the period beginning on October 1, 2022 and ending September 30, 2023 exceeds Four Million Three Hundred Thousand Dollars ($4,300,000), subject to a maximum payment amount of Five Hundred Thousand Dollars ($500,000); and
ii.
A dollar-for-dollar payment in an amount equal to the amount that the Company’s Organic EBITDA for the period beginning on October 1, 2023 and ending September 30, 2024 exceeds Four Million Three Hundred Thousand Dollars ($4,300,000), subject to a maximum cumulative payment amount pursuant to this Section 2(b) of this Annex A of One Million Dollars ($1,000,000).
3.
Statements.
a.
Within fifteen (15) days of the date Buyer receives the audited financial statements of Buyer that include the operations of the Company for a period described in Section 2, above,

Buyer shall deliver to Seller a statement setting forth in reasonable detail a calculation of the Company’s Organic EBITDA, together with reasonable supporting documentation therefor, for the applicable periods set forth in Section 2 (the “Statement”). The Statement shall become final and binding upon the parties on the fifteenth (15th) Business Day following delivery thereof to Seller and shall be used in computing the amount of the Earn-Out Payments, unless Seller delivers written notice of its disagreement with the Statement (“Notice of Earn-Out Disagreement”) to Buyer within fifteen (15) Business Days of the date of Seller’s receipt of the Statement, which Notice of Earn-Out Disagreement shall specify in reasonable detail Seller’s specific objections (including specific amounts, to the extent known) to the Statement together with reasonable supporting documentation therefor, including alternative calculations, schedules and spreadsheets.

b.
In the event Seller delivers a Notice of Earn-Out Disagreement in accordance with Section 3 of this Annex A, the Dispute Resolution Procedures set forth in Section 2.04(c) of the Agreement shall be followed in resolving any objections specified in such Notice of Earn-Out Disagreement. The parties’ sole recourse in the event of a dispute in respect of the Earn-Out Payments hereunder and the requirements of this Annex A shall be limited to the application of the Dispute Resolution Procedures in accordance with this Annex A, except that Buyer, the Company or Seller may initiate litigation in accordance with Section 8.10 of the Agreement solely to the extent it becomes necessary for such party to enforce the obligations of the other parties under this Annex A as determined by the Independent Accountant in accordance with the Dispute Resolution Procedures. In the event it becomes necessary for any of Buyer, the Company or Seller to initiate litigation to enforce the obligations of the other parties under this Annex A as determined by the Independent Accountant in accordance with the Dispute Resolution Procedures, the party prevailing in the outcome of such litigation shall be entitled to recover from the opposing party such prevailing party’s reasonable costs and expenses associated with such litigation, including reasonable attorneys’ fees.
c.
The parties acknowledge and agree that Buyer shall cause the Company to be managed and operated in good faith and in a manner that is not intended to frustrate Seller’s ability to earn the Earn-Out Payments. For avoidance of doubt, during the periods described in Section 2, above, Buyer shall not, and shall cause the Company to not, direct or redirect any business, including, but not limited to, any product or service line, currently engaged in or offered by the Company to Buyer, any current or future Affiliate of Buyer or Live Ventures, Inc., or to any third- party. Upon a change-of-control of the Company or Buyer pursuant to items (ii) or (iii) of the definition of “Change-of-Control” as defined in the Promissory Note, Seller shall be deemed to have automatically earned a final Earn-Out Payment in an amount equal to the amount determined by subtracting (a) the amount of Earn-Out Payments paid to Seller prior to the date of the Change- of-Control of the Company from (b) the maximum amount of potential of Earn-Out Payments described in Section 2 of this Annex A, which amount Buyer shall pay to Seller in immediately available funds concurrent with the change-of-control of the Company or Buyer.
d.
Subject to the foregoing, Buyer, including the Company, shall have discretion with respect to the operation of the Company’s business, including (A) the marketing, pricing and distribution of all of the Company’s products and services, (B) the procurement of raw materials, supplies and services, and (C) the hiring and termination of employees, consultants, independent contractors and other advisors. Except as expressly provided herein, neither Buyer nor the Company shall owe any duty (fiduciary or otherwise) to Seller Parties in respect of the Earn-Out Payments; provided, however, that neither Buyer nor the Company shall take any action in bad faith with the sole and express intention of reducing the value of the Earn-Out Payments. Seller Parties further acknowledge and agree that the amount of the Earn-Out Payments is contingent on the performance of the business of the Company and there is no guaranteed minimum Earn-Out Payment under the Agreement or this Annex A. Seller and Seller Individual hereby agree that Buyer does not make any representation and expresses no opinion as to the value of the potential Earn- Out Payments, if any, and all warranties (whether written or oral, express or implied) with respect to or relating to the Earn-Out Payments are expressly excluded. Notwithstanding the other terms of this Annex A or the Agreement, nothing contained in this Annex A or the Agreement shall be deemed to preclude Seller Parties from (i) enforcing the terms of this Section 3(d) and/or (ii) submitting a Notice of Earn-Out Disagreement based on a breach by Buyer of this Section 3(d).

4.
Time and Manner of Payment; Allocation of Payment. Within thirty (30) days after the Statement becomes final and binding in accordance the terms of this Annex A, Buyer shall pay Seller an amount in immediately available funds equal to the applicable Earn-Out Payment. If an Earn-Out Payment is not made within thirty (30) days after the Statement becomes final, then during the period that such Earn-Out Payment remains unpaid, the applicable unpaid Earn-Out Payment shall accrue interest at the rate of nine percent (9%) per year from the applicable due date until such amount is paid in full.
5.
Set-Off Rights. Notwithstanding anything herein to the contrary, Buyer’s obligations to pay the Earn-Out Payments hereunder shall be subject to Buyer’s or Buyer Indemnitee’s right to withhold and set-off (to the extent permitted under the Agreement) for Losses which Buyer or a Buyer Indemnitee are determined to be entitled to indemnification pursuant to Section 6.08 or ARTICLE VII of the Agreement from time to time. This Section 5 of this Annex A shall be binding upon each Seller Party and their respective heirs, successors and assigns.
6.
Tax Matters. The Parties acknowledge and agree that, to the extent permitted by Law, any Earn- Out Payment received by Seller shall be treated as an adjustment to the Purchase Price under the Agreement.
7.
Nature of Rights. Seller Parties acknowledge and agree that (a) the rights to receive the Earn-Out Payments shall not be represented by any form of certificate or other instrument, are not transferable, except by operation of Laws relating to descent and distribution, divorce and community property, and do not constitute an equity or ownership interest in Buyer, and (b) no interest is payable with respect to the Earn-Out Payments except to the extent provided in Section 4, above.
8.
Company Financial Statements. During the period from the Closing Date through September 30, 2024, Buyer shall provide Seller with copies of the Company’s internally prepared quarterly and fiscal year end balance sheets and income statements within twenty (20) days of the end of the applicable quarter or fiscal year.

SCHEDULE I

Purchase Price Allocation

Asset	Method of Allocation	Asset Class	Order of Allocation
(a) Cash	Book value per Closing Working Capital, if any. Estimated at gross Purchase Price calculation to be zero.	I	1st
(b) Accounts Receivable	Book value per Closing Working Capital. Estimated at gross Purchase Price calculation to be $3,843,280.	III	2nd
(c) Prepaid Expenses	Book value per Closing Working Capital, if any. Estimated at gross Purchase Price calculation to be $2,092,110.	III	3rd
(d) Inventory	Book value per Closing Working Capital. Estimated at gross Purchase Price calculation to be $5,793,657.	IV	4th
(e) Machinery and Equipment; Vehicles; Furniture and Fixtures and Other Equipment	Estimated at gross Purchase Price calculation to be $4,500,000.	V	5th
(f) Goodwill

An amount determined by the following: (i) Purchase Price plus Assumed Liabilities minus amounts allocated to items (a) through (e) above. Estimated at gross Purchase Price calculation to be $6,509,116.

		VII	6th

EXHIBIT A-1

Employment Agreement with Seller Individual

EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT (this “Agreement”) is entered into as of this 28th day of June, 2022 (the “Effective Date”) by and between The Kinetic Co., Inc., a Wisconsin corporation (“Employer”) (“Employer”), and Cash L. Masters, an individual resident of the State of Wisconsin (“Employee”).

WHEREAS, the parties hereto desire to enter into this Agreement to define and set forth the terms and conditions of the employment of Employee by Employer.

WHEREAS, reference is made to that certain Stock Purchase Agreement, dated June 28, 2022 (the “Purchase Agreement”), by and among Cash L. Masters Revocable Trust dated October 19, 2005, Cash L. Masters, Trustee, as “Seller”, Employee, as “Seller Individual”, and Precision Industries, Inc., as “Buyer”, pursuant to which Buyer purchased all of the issued and outstanding equity interests of Employer.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, it is hereby covenanted and agreed by Employer and Employee as follows:

1.
Employment and Duties.

a)
Employer hereby employs, engages and hires Employee as its Head of Equipment Operations. Employee shall report directly to the Chief Executive Officer of the Company. During the Employment Term (as defined below), Employee: (i) shall devote such time to Employer’s business during normal week day daytime business hours as needed to perform his duties; and (ii) shall faithfully and using commercially reasonable efforts perform his employment duties pursuant to the terms hereof. During the Employment Term, Employee shall not engage in or be involved in a business activity that is in competition with Employer, whether or not such business activity is pursued for gain, profit or other pecuniary advantage.

b)
Employee’s employment duties shall consist of those duties as are usual and customary for Employee’s position, including, but not limited to, equipment operations, repair and procurement, manufacturing consulting and mentorship, including the leverage of Employee’s industry experience, and other functions or duties as may be mutually agreed upon by Employee and Employer from time to time; provided, however, such duties shall exclude all personnel-related decisions and related matters. Clayton Masters (“Clayton”) shall be a direct report to Employee.

c)
Subject to a cumulative cap of $300 per month, Employer shall (i) provide Employee with continued use of his office and separate work area (w/c 1388) at Kinetic’s Greendale, Wisconsin facility, (ii) pay for a cellular service plan for Employee’s personal cell phone (which Employee uses for Kinetic business and personal matters), (iii) pay for a cellular service plan for Employee’s personal iPad (which Employee uses for Kinetic business and personal matters), and (iv) reimburse Employee for internet/WiFi service at Employee’s residences to facilitate his ability to work remotely. Upon Employee’s request, and for use in lieu of Employee’s personal assets described in the preceding sentence, Employer shall provide to Employee, at Employer’s expense, a cell phone with related cellular service, a laptop computer and related equipment, and an iPad with related cellular service, for use with Kinetic’s business.

d)
The principal place of Employee’s employment shall be Employer’s office currently located in Greendale, Wisconsin, provided that Employee may be required to engage in reasonable travel on Employer business during the Term. Employee may work remotely from time-to-time so long as Employee can reasonably perform his employment duties while working remotely.

e)
Employee’s employment relationship with Employer shall also be subject to the personnel policies and procedures of Employer (“Employer Policies”) as they may be adopted, revised, or deleted from time to time in Employer’s discretion. Notwithstanding the other provisions of this Agreement, to the extent legally permitted, Employee and Clayton shall be exempt from any Employer Policies related to required vaccinations or other medical procedures applicable to employees. Notwithstanding the foregoing, if the terms of this Agreement differ from or conflict with the Employer Policies, this Agreement shall control.

2.
Term. Subject to Section 4, Employee’s initial term of employment hereunder shall be from the Effective Date until the fifth (5th) anniversary of the Effective Date (the “Initial Term”). Thereafter, this Agreement shall be deemed to be automatically extended, upon the same terms and conditions, for successive periods of ninety (90) days, unless either party provides written notice of its or his intention not to extend the term at least ninety (90) days prior to the end of the Initial Term or any extension thereof. The period during which Employee is employed by Employer hereunder is referred to herein as the “Employment Term.”

3.
Compensation. For services rendered by Employee hereunder, Employee shall receive the following compensation:

a)
Salary. During the Employment Term, Employee shall be entitled to an annual base salary in the amount of One Hundred Twenty-five Thousand Dollars ($125,000.00) (“Salary”), payable in equal installments on not less than a bi-weekly basis and consistent with Employer’s other standard payment practices.

b)
Vacation. Employee shall be entitled to six (6) weeks of paid annual vacation and sick leave which must be used in the year it is earned. Any unused vacation or sick leave shall not rollover to subsequent years. Employee shall be entitled to schedule vacation upon reasonable prior notice to Employer. Vacation and sick leave shall otherwise be subject to the Employer Policies.

c)
Benefits. Employee shall be entitled to participate in all employee benefit plans, practices, and programs maintained by Employer, as in effect from time to time (collectively, “Benefit Plans”), to the extent consistent with applicable law and the terms of the applicable Benefit Plans. Employer reserves the right to amend or cancel any Benefit Plan at any time in its sole discretion, subject to the terms of such Benefit Plan and applicable law; provided, however, that Employer shall remain obligated to provide Employee with benefits comparable to those benefits provided to Employee by Kinetic immediately prior to the date of this Agreement. Employer also shall provide, at Employer’s expense, travel accident and related insurance coverage for Employee and his family consistent with the coverage provided by Kinetic immediately prior to the date of this Agreement. For all employment and benefit purposes, Employee shall receive credit for his years of employment service with Kinetic.

d)
Business Expenses. Employee shall be entitled to reimbursement for all reasonable and necessary out-of-pocket business, entertainment, and travel expenses incurred by Employee in connection with the performance of Employee’s duties hereunder in accordance with Employer’s expense reimbursement policies and procedures.

4.
Termination of Employment. The Employment Term and Employee’s employment hereunder may be terminated by either Employer or Employee at any time and for any reason or for no particular reason; provided that, except as otherwise provided herein, either party shall be required to give

2

the other party at least thirty (30) days advance written notice of any termination of Employee’s employment. Upon termination of Employee’ employment, Employee shall be entitled to the compensation and benefits described in this Section 4 and shall have no further rights to any compensation or any other benefits from Employer or any of its affiliates.

a)
Expiration of the Employment Term, For Cause or Without Good Reason. The Employment Term and Employee’s employment hereunder may be terminated upon either party’s failure to renew this Agreement in accordance with Section 2, by Employer for Cause (as defined below), or by Employee without Good Reason (as defined below), and Employee shall be entitled to receive the following (collectively, the “Accrued Amounts”): (i) any accrued but unpaid Salary and accrued but unused vacation, which shall be paid within thirty (30) days following the date of Employee’s termination; (ii) reimbursement for unreimbursed business expenses properly incurred by Employee, which shall be subject to and paid in accordance with Employer’s expense reimbursement policy; and (iii) such employee benefits, if any, to which Employee may be entitled under the Benefit Plans as of the date of Employee’s termination; provided that, in no event shall Employee be entitled to any payments in the nature of severance or termination payments except as specifically provided herein.

b)
Without Cause or for Good Reason. The Employment Term and Employee’s employment hereunder may be terminated by Employee for Good Reason or by Employer without Cause. In the event of such termination, Employee shall be entitled to receive the Accrued Amounts and subject to Employee’s compliance with Sections 5 through 10 and Employee’s execution, within 21 days following receipt, of a release of claims in favor of Employer, its affiliates and their respective officers and directors in substantially the form attached as Exhibit A hereto and Employee shall be entitled to receive the following:

(i)
equal installment payments payable in accordance with Employer’s normal payroll practices, but no less frequently than bi-weekly, which are in the aggregate equal to one

(1) times Employee’s Salary in effect for the year that includes the date of Employee’s termination, which shall begin within thirty (30) days following the date of Employee’s termination; provided that, the first installment payment shall include all amounts that would otherwise have been paid to Employee during the period beginning on the date of Employee’s termination and ending on the first payment date if no delay had been imposed;

(ii)
if Employee timely and properly elects health continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), Employer shall reimburse Employee for the difference between the monthly COBRA premium paid by Employee for Employee and Employee’s dependents and the monthly premium amount paid by similarly situated active employees of Employer. Such reimbursement shall (a) be grossed up (i.e., increased) to provide Employee with after-tax funds sufficient to pay all state and federal taxes owed by Employee applicable to such grossed-up reimbursement, and (b) be paid to Employee on the fifteenth (15th) day of the month immediately following the month in which Employee timely remits the premium payment. Employee shall be eligible to receive such reimbursement until the earliest of: (A) the twelve-month anniversary of the date of Employee’s termination; (B) the date Employee is no longer eligible to receive COBRA continuation coverage; and (C) the date on which Employee becomes eligible to receive substantially similar coverage from another employer.

c)
Death or Disability.

(i)
Employee’s employment hereunder shall terminate automatically upon Employee’s death during the Employment Term, and Employer may terminate Employee’s employment on account of Employee’s Disability (as defined below).

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(ii)
If Employee’s employment is terminated during the Employment Term on account of Employee’s death or Disability, Employee (or Employee’s estate and/or beneficiaries, as the case may be) shall be entitled to receive the Accrued Amounts. Notwithstanding any other provision contained herein, all payments made in connection with Employee’s Disability shall be provided in a manner which is consistent with federal and state law.

(iii)
For purposes of this Agreement, “Disability” shall mean Employee’s inability, due to physical or mental incapacity, to perform the essential functions of Employee’s job, with or without reasonable accommodation, for one hundred eighty (180) days out of any three hundred sixty- five (365) day period or for one hundred twenty (120) consecutive days. Any question as to the existence of Employee’s Disability as to which Employee and Employer cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to Employee and Employer. The determination of Disability made in writing to Employer and Employee shall be final and conclusive for all purposes of this Agreement.

d)
Cause. For purposes of this Agreement, “Cause” shall mean: (i) Employee’s intentional failure or refusal to perform Employee’s duties (other than any such failure resulting from incapacity due to physical or mental illness), and such failure or refusal to perform has not been cured within five (5) business days after Employee’s receipt of written notice of such failure or refusal to perform;

(ii) Employee’s failure to comply with any valid and legal directive of Employer that reasonably relates to Employee’s employment duties hereunder; (iii) Employee’s engagement in dishonesty, illegal conduct, or gross misconduct, which is, in each case, materially injurious to Employer or its affiliates; (iv) Employee’s embezzlement, misappropriation, or fraud, whether or not related to Employee’s employment with Employer; (v) Employee’s conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent); (vi) Employee’s violation of Employer Policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct; or (vii) Employee’s material breach of any other obligation under this Agreement or any other written agreement between Employee and Employer. In the event of Cause arising under clauses (ii) through (vii) of the preceding sentence, Employer may immediately terminate Employee’s employment, provided that, except for a failure, breach, or refusal which by its nature cannot reasonably be expected to be cured, Employee shall have ten (10) business days from the delivery of written notice by Employer within which to cure any acts constituting Cause.

e)
Good Reason. For purposes of this Agreement, “Good Reason” shall mean the occurrence of any of the following, in each case without Employee’s prior written consent: (i) a material reduction in Employee’s Salary or benefits other than a general reduction in Salary or benefits that affects all similarly situated employees in substantially the same proportions; (ii) any material breach by Employer of any provision of this Agreement or any material provision of any other agreement between Employee and Employer, (iii) a mandatory relocation of Employee’s employment to a location that is more than twenty-five (25) miles from Employee’s current location of employment; or (iv) any material diminution of Employee’s position, authority, duties or responsibilities other than for Cause. To terminate Employee’s employment for Good Reason, Employee must provide written notice to Employer of the existence of the circumstances providing grounds for termination for Good Reason within thirty (30) days of the date Employee becomes aware of the circumstances providing grounds for termination and Employer shall have ten (10) business days from the date on which such notice is provided to cure such circumstances. If Employee does not terminate Employee’s employment for Good Reason within thirty (30) days after Employee first becomes aware of the applicable grounds, then Employee will be deemed to have waived Employee’s right to terminate for Good Reason with respect to such grounds.

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f)
Resignation of All Other Positions. Upon termination of Employee’s employment hereunder for any reason, Employee agrees to resign from all positions that Employee holds as an officer of or member of the board of directors or similar body of Employer or any of its affiliates.

5.
Acknowledgments. Employee acknowledges the following:

a)
Employer’s services are highly specialized;

b)
the identity and particular needs of Employer’s customers are not generally known;

c)
Employer has a proprietary interest in its subsidiaries, affiliates, and its and their customer lists, intellectual property, marketing information, and all other similar material; and

d)
documents and other information regarding Employer’s software, patents, intellectual property, design, marketing methods, pricing and costs, as well as information pertaining to Employer’s (or its subsidiary’s or affiliate’s) customers, including, but not limited to, identity, location, service requirements and charges to the customers, are highly confidential and constitute trade secrets.

6.
Trade Secrets and Confidential Information. During the Employment Term, Employee may have access to, and become familiar with, various trade secrets and confidential information belonging to Employer including, but not limited to, the documents and information referred to in Section 5(d) above. Employee acknowledges that such confidential information and trade secrets are owned and shall continue to be owned solely by Employer. During the Employment Term and for sixty (60) months after termination of the Employment Term for any reason, regardless of whether termination is initiated by Employer or Employee, Employee agrees not to use, communicate, reveal or otherwise make available such information for any purpose whatsoever, or to divulge such information to any person, partnership, corporation or entity other than Employer or persons expressly designated by Employer, unless Employee is compelled to disclose it by judicial process, applicable law or subpoena. Notwithstanding the preceding, Employer acknowledges that Employee is an owner, director and officer of Microblade (Holdings) Limited, an England Private Limited Company (“Holdings”), which is the sole member of Microblade Limited, an England Private Limited Company (“Microblade”); as a result, information related to Kinetic’s business relationship with Microblade that is known by Microblade through means that are not the result of a breach of any confidentiality obligations related to the relationship between Kinetic and Microblade also constitutes the property of Microblade and is not subject to the restrictions contained in this Agreement.

7.
Employer’s Records.

a)
Under no circumstances shall Employee remove from Employer’s office or work site any of Employer’s books, records, documents, customer lists, software codes, procedure manuals, correspondence or any copies of such documents, or any media or other types of records of any written, typed or printed material identifying and/or relating to the information described in this Agreement, together with any and all data involving advertising techniques, forms, correspondence or data in any way involving Employer’s techniques, material, programs, methods or contracts without Employer’s prior consent (collectively, the “Employer’s Records”), nor shall Employee make any copies of the Employer’s Records for use outside of Employer’s office or work site, except as specifically authorized in writing by Employer, except as necessary in connection with the performance of Employee’s duties under this. Agreement. Notwithstanding the preceding, Employee shall be entitled, upon notice to Employer, to remove family/company historical items from Employer’s premises so long as such family/company historical items are returned within two (2) weeks.

5

b)
In the event Employer authorizes the removal of Employer’s Records from Employer’s office or work site, upon termination of the Employment Term, Employee shall immediately turn over to Employer all of the Employer’s Records in the possession of Employee, and Employee shall not retain any of the Employer’s Records.

c)
Any customer accounts, information providers, information or ideas, procured, invented or developed by Employee during the Employment Term that relate to Employer’s business or that are created using Employer assets, shall be the exclusive property and inure to the exclusive benefit of Employer and all customer accounts, information providers, information and ideas of Employer existing as of the date hereof shall remain the exclusive property and inure to the exclusive benefit of Employer.

8.
Prohibition and Copyright Infringement. Under no circumstances shall Employee remove any copyrighted material from Employer’s office or work site without Employer’s prior written consent, except as necessary in connection with the performance of Employee’s duties under the Agreement. In the event Employee requires any such copyrighted material to perform his duties and obligations hereunder, upon Employee’s request, Employer shall provide the same.

9.
Work Made for Hire. Employee hereby agrees that all work, including software programs, databases, developments, designs, inventions, improvements, trade secrets, trademarks, copyrightable subject matter or proprietary information which Employee makes or conceives, either solely by Employee or jointly with others and either on or off Employer’s premises, relating to any actual or planned product, service or activity of Employer of which Employee has knowledge or suggested by or resulting from any work performed by Employee for Employer (a “Development”) shall be considered to be “work made for hire” under the U. S. Copyright Act, 17 U.S.C., Paragraph 101, et seq., and shall be owned exclusively by Employer. In the event that any such Development, or portion thereof, is not construed to be a work made for hire, Employee hereby assigns to Employer, and will in the future upon Employer’s request, confirm such assignment to Employer, of all right, title and interest in such Development or portion thereof. Employee agrees that he has no proprietary interests in any Developments or portion thereof, including any patent, copyright, trademark and trade secret rights. Employee agrees that he shall provide the necessary assistance to protect, enforce or perfect Employer’s rights and interests in such patents, copyrights and trademarks, and that Employee shall not register, file or obtain any patent, copyright or trademark relating to any of the Developments in his own name.

10.
Restrictive Covenants. Employee agrees that:

a)
For a period of twenty-four (24) months after termination of the Employment Term, for any reason, regardless of whether the termination is initiated by Employer or Employee, Employee shall not, either directly or indirectly, through any person or firm, contact or solicit any Protected Customer (as defined below) of Employer for the purpose of selling or offering a product or service offered by or otherwise competitive with a product or service offered by Employer. In the event of an actual or threatened breach by Employee of the provisions of this Section 10, Employer shall be entitled to injunctive relief restraining Employee from the breach or threatened breach. Nothing herein shall be construed as prohibiting Employer from pursuing any other remedies available to Employer for such breach or threatened breach, including the recovery of damages from Employee. For purposes of this Agreement, “Protected Customer” means any person or entity who has purchased goods or services from Kinetic at any time within the two (2) year period immediately preceding the date of Employee’s contact or solicitation and with respect to whom: (i) Employee sold products or services or attempted to sell such products or services on behalf of Kinetic, and/or (iii) Employee acquired any confidential information as a result of his employment with Kinetic.

6

b)
For a period of twenty-four (24) months after termination of the Employment Term, for any reason, regardless of whether the termination was initiated by Employer or Employee, Employee shall not accept employment with, or act as consultant, contractor, advisor or in any other capacity for, a competitor of Employer, or enter into competition with Employer, either by himself or through any entity owned or managed in whole or in part by Employee, anywhere within the State of Wisconsin.

c)
The parties have attempted to limit Employee’s right to compete only to the extent necessary to protect Employer from unfair competition. The parties recognize, however, that reasonable people may differ in making such a determination. Consequently, the parties hereby agree that if the scope of enforceability of the restrictive covenant is in any way disputed at any time, a court or other trier of fact may modify and enforce the covenant to the extent that it believes the covenant is reasonable under the circumstances existing at that time.

11.
Remedies.

a)
Employee acknowledges that: (i) compliance with Sections 5 through 10 is necessary to protect Employer’s business and goodwill; (ii) a breach of Sections 5 through 10 will irreparably and continually damage Employer; and (iii) an award of money damages will not be adequate to remedy such harm. Consequently, Employee agrees that in the event Employee breaches or threatens to breach any of the covenants contained in Sections 5 through 10, Employer shall be entitled to both: (x) a preliminary or permanent injunction in order to prevent the continuation of such harm, and (y) money damages, insofar as they can be determined including, without limitation, all reasonable costs and reasonable attorneys’ fees incurred by Employer in enforcing the provisions of this Agreement; provided, however, that in the case of a threatened breach, Employer must first prevail in obtaining a temporary restraining order or other equitable relief against Employee before Employer shall have the right to recover attorneys’ fees or other costs from Employee. Nothing in this Agreement, however, shall prohibit Employer from also pursuing any other remedy available to Employer at law or in equity.

b)
The covenants of Employee under Sections 5 through 10 shall be construed as independent of any other provisions of this Agreement and the existence of any claim or cause of action of or by Employee against Employer, whether based upon the terms and provisions herein or otherwise, shall not constitute a defense to the enforcement by Employer of the covenants of Employee made in this Agreement.

c)
If, within ninety (90) days following expiration or termination of the Employment Term, regardless of whether the termination was initiated by Employer or Employee, Employee becomes affiliated with any business that competes with Employer, either as a shareholder, manager, partner, creditor, employee, consultant, agent or independent contractor, and a customer of Employer becomes a customer of the competing business with which Employee is affiliated, this fact shall be presumptive evidence that Employee has breached the terms of this Agreement, and the burden of proving otherwise shall rest upon Employee.

d)
In the event Employee is in breach of any of the terms of Section 10, Employer shall be entitled to recover from Employee all damages incurred by Employer caused by or resulting from such breach by Employee. Nothing contained herein shall be construed to limit or prohibit Employer from seeking remedies including, but not limited to, consequential and punitive damages. In the event Employer maintains a damage action against Employee and in the further event Employer is granted a recovery in said action, Employee shall pay to Employer the reasonable attorneys’ fees of Employer incurred in the maintenance and prosecution of said action.

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12.
Section 409A.

a)
General Compliance. This Agreement is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), or an exemption thereunder and shall be construed and administered in accordance with such intent. Notwithstanding any other provision of this Agreement, payments provided under this Agreement may only be made upon an event and in a manner that complies with Section 409A or an applicable exemption. Any nonqualified deferred compensation payments under this Agreement that may be excluded from Section 409A either as separation pay due to an involuntary separation from service or as a short-term deferral shall be excluded from Section 409A to the maximum extent possible. For purposes of Section 409A, each installment payment provided under this Agreement shall be treated as a separate payment. Any payments to be made under this Agreement upon a termination of employment shall only be made upon a “separation from service” under Section 409A. Notwithstanding the foregoing, Employer makes no representations that the payments and benefits provided under this Agreement comply with Section 409A, and in no event shall Employer be liable for all or any portion of any taxes, penalties, interest, or other expenses that may be incurred by Employee on account of non-compliance with Section 409A. If any provision of this Agreement, or any payment, distribution or other benefit provided to Employee pursuant to this Agreement, would fail to satisfy the requirements of Section 409A, Employer agrees to reasonably cooperate with Employee to amend this Agreement and/or restructure such payment, distribution or other benefit such that this Agreement and/or payment, distribution or other benefit shall comply with Section 409A and so that Employee shall, to the extent possible, derive the value of such payment or benefit intended hereunder.

b)
Specified Employees. Notwithstanding any other provision of this Agreement, if any payment or benefit provided to Employee in connection with Employee’s termination of employment is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A and Employee is determined to be a “specified employee” as defined in Section 409A(a)(2)(b)(i), then such payment or benefit shall not be paid until the first payroll date to occur following the six-month anniversary of the date of Employee’s termination or, if earlier, on Employee’s death (the “Specified Employee Payment Date”). The aggregate of any payments that would otherwise have been paid before the Specified Employee Payment Date shall be paid to Employee in a lump sum on the Specified Employee Payment Date and thereafter, any remaining payments shall be paid without delay in accordance with their original schedule.

c)
Reimbursements. To the extent required by Section 409A, each reimbursement or in-kind benefit provided under this Agreement shall be provided in accordance with the following: (i) the amount of expenses eligible for reimbursement, or in-kind benefits provided, during each calendar year cannot affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other calendar year; (ii) any reimbursement of an eligible expense shall be paid to Employee on or before the last day of the calendar year following the calendar year in which the expense was incurred; and (iii) any right to reimbursements or in-kind benefits under this Agreement shall not be subject to liquidation or exchange for another benefit.

13.
Waiver of Rights. The failure to exercise any right or remedy contained within this Agreement or otherwise provided, or delay in exercising such right or remedy shall not operate as a waiver. No waiver shall be deemed effective unless and until such waiver is reduced to writing and signed by the party sought to be charged with such waiver. The waiver of any right or remedy shall not be deemed to be a waiver of any other right or remedy or any subsequent breach of the same or any other right or remedy.

14.
Survival. The obligations contained in Sections 5 through 10 shall survive the termination of the Employment Term. In addition, the termination of the Employment Term shall not affect any of the rights or obligations of either party arising prior to, or at the time of, the termination of the Employment Term.

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15.
Assignment. Neither party shall have the right to assign any rights or obligations under this Agreement without the prior written approval of the other party.

16.
Severability. If any provision of this Agreement is adjudged by any court to be void or unenforceable, in whole or in part, this adjudication shall not affect the validity of the remainder of the Agreement. Each provision of this Agreement is separable from every other provision and constitutes a separate and distinct covenant.

17.
Successors. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors, assigns, executors, administrators and personal representatives.

18.
Notice. Any notice to be given to Employee shall be sent by Registered or Certified Mail, return receipt requested, to Employee at his last known residence address. Any notice to be given to Employer shall be sent by Registered or Certified Mail, return receipt requested, to Employer at its offices at 6775 W. Loomis Road, Greendale, Wisconsin 53129. Either party may change the address to which notices are to be sent by so notifying the other party in writing as set forth in this Section 18. Notice shall be deemed to have been given as of the third (3rd) business day after mailing.

19.
Complete Understanding. This Agreement constitutes the complete understanding between the parties hereto, all prior representations or agreements having been merged into, or incorporated by reference to, this Agreement. If any provision of any agreement, plan, program, policy, arrangement or other written document between or relating to Employer and Employee conflicts with any provision of this Agreement, the provision of this Agreement shall control and prevail.

20.
Modification. No alteration or modification of any of the provisions of this Agreement shall be valid unless made in writing and signed by both parties.

21.
Attorneys’ Fees. If either party to this Agreement breaches any of the terms hereof, that party shall pay to the non-defaulting party all of the non-defaulting party’s costs and expenses, including reasonable attorneys’ fees, incurred by that party in enforcing the terms of this Agreement. If a party prevails in the defense of an action brought under or applicable to this Agreement, the defending party shall have the right to recover its reasonable attorneys’ fees incurred in connection with such defense from the other party.

22.
Headings. The headings have been inserted for convenience only and are not to be considered when construing the provisions of this Agreement.

23.
Enforceability. The provisions of this Agreement shall be enforceable notwithstanding the existence of any claim or cause of action of Employee against Employer, whether predicated on this Agreement or otherwise.

24.
Counterparts. This Agreement may be executed in electronic form and in one or more counterparts, each of which shall be deemed an original, but which shall constitute one and the same Agreement.

25.
Governing Law. This Agreement shall be subject to and governed by the laws of the State of Wisconsin.

26.
Personal Assets. Employee shall remove his personal assets (as described generally in the Disclosure Schedules to the Purchase Agreement) located at Employer’s Greendale, Wisconsin facility by December 31, 2022.

9

IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the date first set forth above.

EMPLOYER: The Kinetic Co., Inc. By: Name: Title:	EMPLOYEE: Cash L. Masters

10

EXHIBIT A GENERAL RELEASE

For valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned does hereby release and forever discharge the “Releasees” hereunder, consisting of The Kinetic Co., Inc., a Wisconsin corporation (the “Company”) and each of its partners, subsidiaries, associates, affiliates, successors, heirs, assigns, agents, directors, officers, and employees, of and from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liability, claims, demands, damages, losses, costs, attorneys’ fees or expenses, of any nature whatsoever, known or unknown, fixed or contingent (hereinafter called “Claims”), which the undersigned now has or may hereafter have against the Releasees, or any of them, by reason of any matter, cause, or thing whatsoever from the beginning of time to the date hereof. The Claims released herein include, without limiting the generality of the foregoing, any Claims in any way arising out of, based upon, or related to the employment or termination of employment of the undersigned by the Releasees, or any of them; any alleged breach of any express or implied contract of employment; any alleged torts or other alleged legal restrictions on Releasees’ right to terminate the employment of the undersigned; and any alleged violation of any federal, state or local statute or ordinance including, without limitation, Title VII of the Civil Rights Act of 1964, the Age Discrimination In Employment Act, and the Americans With Disabilities Act. Notwithstanding the foregoing, this general release (this “Release”) shall not operate to release any rights or Claims of the undersigned (i) to payments or benefits under Sections 1(c), 3(a), (b), and (d), 4, and 13 through 26 of that certain Employment Agreement, dated June 28, 2022, between the Company and the undersigned (the “Employment Agreement”), (ii) to accrued or vested benefits the undersigned may have, if any, as of the date hereof under any applicable plan, policy, practice, program, contract or agreement with the Company, (iii) for indemnification and/or advancement of expenses, arising under the bylaws, certificate of incorporation of other similar governing document of the Company or under applicable law, (iv) for unemployment or workers’ compensation, (v) arising under the Purchase Agreement (as defined in the Employment Agreement) or any agreement or instrument executed and delivered by Precision Marshall Inc. or Employer in connection therewith, or (vi) which cannot be waived by an employee under applicable law.

IN ACCORDANCE WITH THE OLDER WORKERS BENEFIT PROTECTION ACT OF 1990, THE UNDERSIGNED IS HEREBY ADVISED AS FOLLOWS:

(A)
THE UNDERSIGNED HAS THE RIGHT TO CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS RELEASE;

(B)
THE UNDERSIGNED HAS TWENTY-ONE (21) DAYS TO CONSIDER THIS RELEASE BEFORE SIGNING IT; AND

(C)
THE UNDERSIGNED HAS SEVEN (7) DAYS AFTER SIGNING THIS RELEASE TO REVOKE THIS RELEASE, AND THIS RELEASE WILL BECOME EFFECTIVE UPON THE EXPIRATION OF THAT REVOCATION PERIOD.

The undersigned represents and warrants that there has been no assignment or other transfer of any interest in any Claim which the undersigned may have against Releasees, or any of them, and the undersigned agrees to indemnify and hold Releasees, and each of them, harmless from any liability, Claims, demands, damages, costs, expenses and attorneys’ fees incurred by Releasees, or any of them, as the result of any such assignment or transfer or any rights or Claims under any such assignment or transfer. It is the intention of the parties that this indemnity does not require payment as a condition precedent to recovery by the Releasees against the undersigned under this indemnity.

The undersigned agrees that if the undersigned hereafter commences any suit arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against Releasees, or any of them, any of the Claims released hereunder, then the undersigned agrees to pay to Releasees, and each of them, in addition to any other damages caused to Releasees thereby, all attorneys’ fees incurred by Releasees in defending or otherwise responding to said suit or Claim.

The undersigned further understands and agrees that neither the payment of any sum of money nor the execution of this Release shall constitute or be construed as an admission of any liability whatsoever by the Releasees, or any of them, who have consistently taken the position that they have no liability whatsoever to the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this Release this

, 20 .

day of

EXHIBIT A-2

First Amendment to Employment Agreement with Rocky Sperka

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT is made and entered into this 28th day of June, 2022, by and between THE KINETIC CO., INC., a Wisconsin corporation (the “Company”), and ROCKY SPERKA, an adult resident of the State of Wisconsin (“Executive”).

R E C I T A L S

A.
The Company and Executive have previously entered into an Employment Agreement, dated February 17, 2020 (the "Employment Agreement").

B.
The Company and Executive desire to amend the Employment Agreement as provided herein.

NOW, THEREFORE, in consideration of the recitals and the mutual covenants and agreements set forth herein, the parties hereto hereby amend the Employment Agreement as follows:

1.
Defined Terms. Unless otherwise defined in this Amendment, all capitalized terms used herein shall have the meanings given to them in the Employment Agreement.

2.
Amendment to Section 1(a) of the Employment Agreement. Section 1(a) of the Employment Agreement is hereby amended by deleting the first sentence of the existing text and replacing it with the following: “Effective as of June 28, 2022, Executive shall serve as Kinetic’s Chief Administrative Officer, with such duties and responsibilities as are customarily applicable to such position and such other duties and responsibilities as reasonably assigned to Executive by the CEO or the Board of Directors of the Company, and Executive accepts and agrees to this employment.”

3.
General Amendment to the Employment Agreement. The Employment Agreement is hereby amended by changing all references to “CEO” therein to “Chief Administrative Officer”.

4.
Amendment to Section 3 of the Employment Agreement. Section 3 of the Employment Agreement is hereby amended by adding the following at the end of the existing text as new subparagraph (f):

“(f) Notwithstanding the other provisions of this Agreement, between December 20, 2022 and December 31, 2022, the Company and Executive will meet and discuss in good faith the future employment role, title and responsibilities of Executive with the Company. If, by December 31, 2022, the parties are unable to reach agreement as to the role, title and responsibilities applicable to Executive’s future employment by the Company, then on or before December 31, 2022 either party may elect to terminate this Agreement upon written notice to the other party, and in such event Executive shall be entitled to the termination benefits stated in

Section 4(a) of this Agreement,

provided that such termination benefits shall terminate if and when Executive accepts employment with another employer in a senior executive position.” For avoidance of doubt, the provisions of this subparagraph (f) shall not preclude the Company or Executive from exercising any other right under Section 3 of this Agreement.

5.
Amendment to Section 3 of the Employment Agreement. Section 3 of the Employment Agreement is hereby amended by adding the following at the end of the existing text as new subparagraph (g):

“(g) Upon the expiration or termination of this Agreement for any reason, Executive shall be entitled to retain the mobile phone he uses for Company business and the corresponding mobile phone number, provided that the mobile phone does not contain any Company software or applications or any confidential information or trade secrets of the Company.”

6.
Amendment to Exhibit A to the Employment Agreement. Exhibit A to the Employment Agreement is hereby amended by deleting the existing text in its entirety and replacing it with Exhibit A attached to this Amendment.

7.
Additional Provisions. Except as expressly modified by this Amendment, the terms and provisions of the Employment Agreement shall remain in full force and effect and shall be applicable to this Amendment as if specifically set forth herein.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Employment Agreement as of the day and year first above written.

COMPANY: EXECUTIVE:

THE KINETIC CO., INC.

By: Tom Sedlak, CEO Rocky Sperka

EXHIBIT A

Incentive Compensation Plan

Executive shall be eligible to receive a bonus in an amount up to twenty-five percent (25%) of Executive’s annual base salary (the “Bonus”) during each calendar year during which Executive is employed by the Company if the Company’s annual EBITDA (as defined below) during the applicable calendar year is at least Three Million Four Hundred Thousand Dollars ($3,400,000.00). Any Bonus shall be paid within thirty (30) days of the date of the determination of achievement of the EBITDA threshold for the applicable calendar year, provided that, notwithstanding the preceding, Executive shall be entitled to a Bonus of not less than Fifty Thousand Dollars ($50,000.00) for calendar year 2022 unless Executive’s employment is terminated for “Cause”, or Executive resigns without Good Reason, prior to December 20, 2022.

As used herein, “EBITDA” means the earnings before interest, taxes, depreciation and amortization of the Company, determined in the same manner as EBITDA is determined for purposes of computing the Earn-Out Payments to be made pursuant to, and as described in, the Stock Purchase Agreement (including Annex A thereto), dated June 28, 2022, among Precision Industries, Inc. (“PII”), Cash L. Masters, and the Cash L. Masters Revocable Trust, dated October 19, 2005, applicable to the purchase by PII of all of the issued and outstanding shares of the capital stock of the Company.

EXHIBIT A-3

Employment Agreement with Jay Judkins

EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT (this “Agreement”) is entered into as of this 28th day of June, 2022 (the “Effective Date”) by and between The Kinetic Co., Inc., a Wisconsin corporation (“Employer”), and Jay Judkins, an individual resident of the State of Wisconsin (“Employee”).

WHEREAS, the parties hereto desire to enter into this Agreement to define and set forth the terms and conditions of the employment of Employee by Employer.

WHEREAS, prior to the Effective Date, Employee served as Chief Financial Officer of Employer.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, it is hereby covenanted and agreed by Employer and Employee as follows:

1.
Employment and Duties.

a)
This Agreement supersedes any and all employment agreements or arrangements between Employee and Employer as of the Effective Date. Employer hereby employs, engages and hires Employee as its Chief Financial Officer. Employee shall report directly to Employer’s Chief Executive Officer. During the Employment Term (as defined below), Employee: (i) shall devote such time to Employer’s business as Employer deems reasonable, but no less than forty (40) hours per week; and (ii) shall faithfully, industriously and to the best of Employee’s ability, experience and talents perform all of the duties that may be required of and from Employee, pursuant to the express and implicit terms hereof, to the reasonable satisfaction of Employer. During the Employment Term, Employee shall not engage in or be involved in a business activity that is in competition with Employer, whether or not such business activity is pursued for gain, profit or other pecuniary advantage.

b)
Employee’s employment duties shall consist of those duties as are usual and customary for Employee’s position, including, but not limited to, responsibility for Employer’s accounting, treasury and tax functions, and other functions or duties as may be assigned to Employee by Employer from time to time.

c)
The principal place of Employee’s employment shall be Employer’s office currently located in Greendale, Wisconsin or other Employer facilities; provided that Employee may be required to engage in reasonable travel on Employer business during the Term. Employee may work remotely from time-to-time so long as Employee can reasonably perform his employment duties while working remotely.

d)
Employee’s employment relationship with Employer shall also be subject to the personnel policies and procedures of Employer (“Employer Policies”) as they may be adopted, revised, or deleted from time to time in Employer’s discretion. Notwithstanding the foregoing, if the terms of this Agreement differ from or conflict with the Employer Policies, this Agreement shall control.

2.
Term. Subject to Section 4, Employee’s initial term of employment hereunder shall be from the Effective Date until the fifth (5th) anniversary of the Effective Date (the “Initial Term”). Thereafter, this Agreement shall be deemed to be automatically extended, upon the same terms and conditions, for successive periods of twelve (12) months, unless either party provides written notice of its or his intention not to extend the term at least one hundred twenty (120) days prior to the end of the Initial Term or any extension thereof. The period during which Employee is employed by Employer hereunder is referred to herein as the “Employment Term.”

3.
Compensation. For services rendered by Employee hereunder, Employee shall receive the following compensation:

a)
Salary. During the Employment Term, Employee shall be entitled to an annual base salary in the amount of One Hundred Fifty Thousand Dollars ($150,000) (“Salary”), payable in equal installments on not less than a bi-weekly basis and consistent with Employer’s other standard payment practices. The Salary shall be reviewed annually pursuant to the Employer Policies.

b)
Bonus. For each fiscal year of Employer during the Employment Term, Employee shall be eligible to receive an annual bonus in an amount up to twenty-five percent (25%) of Employee’s Salary then in effect (the “Annual Bonus”). The decision to provide any Annual Bonus, the establishment of applicable performance goals, and the amount and terms of any Annual Bonus shall be in the sole and absolute discretion of Employer.

c)
Vacation. Employee shall be entitled to five (5) weeks of paid annual vacation and sick leave which must be used in the year it is earned. Any unused vacation or sick leave shall not rollover to subsequent years. Employee shall be entitled to schedule vacation upon reasonable prior notice to Employer. Vacation and sick leave shall otherwise be subject to the Employer Policies.

d)
Benefits. Employee shall be entitled to participate in all employee benefit plans, practices, and programs maintained by Employer, as in effect from time to time (collectively, “Benefit Plans”), to the extent consistent with applicable law and the terms of the applicable Benefit Plans. Employer reserves the right to amend or cancel any Benefit Plan at any time in its sole discretion, subject to the terms of such Benefit Plan and applicable law. Except as otherwise provided in this Agreement, for all employment and benefit purposes, Employee shall receive credit for his years of employment service with Employer.

e)
Business Expenses. Employee shall be entitled to reimbursement for all reasonable and necessary out-of-pocket business, entertainment, and travel expenses incurred by Employee in connection with the performance of Employee’s duties hereunder in accordance with Employer’s expense reimbursement policies and procedures.

f)
Life Insurance. Employer shall use its reasonable business efforts to obtain and maintain in full force and effect during the Employment Term, group term life insurance issued by an insurance company covering the life of Employee for the benefit of his designated beneficiary(s) in an amount not less than $150,000 (the “Insurance Policy”) as was provided to Employee and paid by Employer prior to the Effective Date.

4.
Termination of Employment. The Employment Term and Employee’s employment hereunder may be terminated by either Employer or Employee at any time and for any reason or for no particular reason; provided that, except as otherwise provided herein, (i) Employee shall be required to give Employer at least one hundred twenty (120) days advance written notice of any termination of Employee’s employment, and (ii) Employer shall be required to give Employee at least forty-five (45) days advance written notice of any termination of Employee’s employment. Upon termination of Employee’s employment, Employee shall be entitled to the compensation and benefits described in this Section 4 and shall have no further rights to any compensation or any other benefits from Employer or any of its affiliates.

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a)
Expiration of the Employment Term, For Cause or Without Good Reason. The Employment Term and Employee’s employment hereunder may be terminated upon either party’s failure to renew this Agreement in accordance with Section 2, by Employer for Cause (as defined below), or by Employee without Good Reason (as defined below), and Employee shall be entitled to receive the following (collectively, the “Accrued Amounts”): (i) any accrued but unpaid Salary and accrued but unused vacation which shall be paid within thirty (30) days following the date of Employee’s termination; (ii) any earned but unpaid Annual Bonus with respect to any completed fiscal year immediately preceding the date of Employee’s termination, which shall be paid on the otherwise applicable payment date; provided that, if Employee’s employment is terminated by Employer for Cause or Employee resigns without Good Reason, then any such earned but unpaid Annual Bonus shall be forfeited; (iii) reimbursement for unreimbursed business expenses properly incurred by Employee, which shall be subject to and paid in accordance with Employer’s expense reimbursement policy; and (iv) such employee benefits, if any, to which Employee may be entitled under the Benefit Plans as of the date of Employee’s termination; provided that, in no event shall Employee be entitled to any payments in the nature of severance or termination payments except as specifically provided herein.

b)
Without Cause or for Good Reason. The Employment Term and Employee’s employment hereunder may be terminated by Employee for Good Reason or by Employer without Cause. In the event of such termination, Employee shall be entitled to receive the Accrued Amounts and subject to Employee’s compliance with Sections 5 through 10 and Employee’s execution, within 21 days following receipt, of a release of claims in favor of Employer, its affiliates and their respective officers and directors in substantially the form attached as Exhibit A hereto and Employee shall be entitled to receive the following:

(i)
equal installment payments payable in accordance with Employer’s normal payroll practices, but no less frequently than bi-weekly, which are in the aggregate equal to one

(1) times Employee’s Salary for the year that includes the date of Employee’s termination, which shall begin within thirty (30) days following the date of Employee’s termination; provided that, the first installment payment shall include all amounts that would otherwise have been paid to Employee during the period beginning on the date of Employee’s termination and ending on the first payment date if no delay had been imposed;

(ii)
a payment equal to the product of (A) the Annual Bonus, if any, that Employee otherwise would have earned for the fiscal year that includes the date of Employee’s termination had no termination occurred, based on achievement of applicable performance goals, and (B) a fraction, the numerator of which is the number of days Employee was employed by Employer during the year of termination and the denominator of which is the number of days in such year (the “Pro Rata Bonus”). The Pro Rata Bonus shall be paid on the date that annual bonuses are paid to similarly situated employees; and

(iii)
if Employee timely and properly elects health continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), Employer shall reimburse Employee for the difference between the monthly COBRA premium paid by Employee for Employee and Employee’s dependents and the monthly premium amount paid by similarly situated active employees of Employer. Such reimbursement shall (a) be grossed up (i.e., increased) to provide Employee with after-tax funds sufficient to pay all state and federal taxes owed by Employee applicable to such grossed-up reimbursement, and (b) be paid to Employee on the fifteenth (15th) day of the month immediately following the month in which Employee timely remits the premium payment. Employee shall be eligible to receive such reimbursement until the earliest of: (A) the twelve-month anniversary of the date of Employee’s termination; (B) the date Employee is no longer eligible to receive COBRA continuation coverage; and (C) the date on which Employee becomes eligible to receive substantially similar coverage from another employer.

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c)
Death or Disability.

(i)
Employee’s employment hereunder shall terminate automatically upon Employee’s death during the Employment Term, and Employer may terminate Employee’s employment on account of Employee’s Disability (as defined below).

(ii)
If Employee’s employment is terminated during the Employment Term on account of Employee’s death or Disability, Employee (or Employee’s estate and/or beneficiaries, as the case may be) shall be entitled to receive the Accrued Amounts and the Pro Rata Bonus, if any. Notwithstanding any other provision contained herein, all payments made in connection with Employee’s Disability shall be provided in a manner which is consistent with federal and state law.

(iii)
For purposes of this Agreement, “Disability” shall mean Employee’s inability, due to physical or mental incapacity, to perform the essential functions of Employee’s job, with or without reasonable accommodation, for one hundred eighty (180) days out of any three hundred sixty- five (365) day period or for one hundred twenty (120) consecutive days. Any question as to the existence of Employee’s Disability as to which Employee and Employer cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to Employee and Employer. The determination of Disability made in writing to Employer and Employee shall be final and conclusive for all purposes of this Agreement.

d)
Cause. For purposes of this Agreement, “Cause” shall mean: (i) Employee’s intentional failure or refusal to perform Employee’s duties (other than any such failure resulting from incapacity due to physical or mental illness), and such failure or refusal to perform has not been cured within five (5) business days after Employee’s receipt of written notice of such failure or refusal to perform;

(ii) Employee’s failure to comply with any valid and legal directive of Employer that reasonably relates to Employee’s employment duties hereunder; (iii) Employee’s engagement in dishonesty, illegal conduct, or gross misconduct, which is, in each case, materially injurious to Employer or its affiliates; (iv) Employee’s embezzlement, misappropriation, or fraud, whether or not related to Employee’s employment with Employer; (v) Employee’s conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent); (vi) Employee’s violation of Employer Policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct; or (vii) Employee’s material breach of any other obligation under this Agreement or any other written agreement between Employee and Employer. In the event of Cause arising under clauses (ii) through (vii) of the preceding sentence, Employer may immediately terminate Employee’s employment, provided that, except for a failure, breach, or refusal which by its nature cannot reasonably be expected to be cured, Employee shall have ten (10) business days from the delivery of written notice by Employer within which to cure any acts constituting Cause.

e)
Good Reason. For purposes of this Agreement, “Good Reason” shall mean the occurrence of any of the following, in each case without Employee’s prior written consent: (i) a five percent (5%) reduction in Employee’s Salary or benefits other than a general reduction in Salary or benefits that affects all similarly situated employees in substantially the same proportions; (ii) any material breach by Employer of any provision of this Agreement or any material provision of any other agreement between Employee and Employer, (iii) a mandatory relocation of Employee’s employment to a location that is more than twenty-five (25) miles from Employee’s current location of employment; or (iv) any material diminution of Employee’s position, authority, duties or responsibilities other than for Cause. To terminate Employee’s employment for Good Reason, Employee must provide written notice to Employer of the existence of the circumstances providing grounds for termination for Good Reason within thirty (30) days of the date Employee becomes aware of the circumstances providing grounds for termination and Employer shall have ten (10) business days from the date on which such notice is provided to cure such circumstances.

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If Employee does not terminate Employee’s employment for Good Reason within thirty (30) days after Employee first becomes aware of the applicable grounds, then Employee will be deemed to have waived Employee’s right to terminate for Good Reason with respect to such grounds.

f)
Resignation of All Other Positions. Upon termination of Employee’s employment hereunder for any reason, Employee agrees to resign from all positions that Employee holds as an officer of or member of the board of directors or similar body of Employer or any of its affiliates.

5.
Acknowledgments. Employee acknowledges the following:

a)
Employer’s services are highly specialized;

b)
the identity and particular needs of Employer’s customers are not generally known;

c)
Employer has a proprietary interest in its subsidiaries, affiliates, and its and their customer lists, intellectual property, marketing information, and all other similar material; and

d)
documents and other information regarding Employer’s software, patents, intellectual property, design, marketing methods, pricing and costs, as well as information pertaining to Employer’s (or its subsidiary’s or affiliate’s) customers, including, but not limited to, identity, location, service requirements and charges to the customers, are highly confidential and constitute trade secrets.

6.
Trade Secrets and Confidential Information. During the Employment Term, Employee may have access to, and become familiar with, various trade secrets and confidential information belonging to Employer including, but not limited to, the documents and information referred to in Section 5(d) above. Employee acknowledges that such confidential information and trade secrets are owned and shall continue to be owned solely by Employer. During the Employment Term and for sixty (60) months after termination of the Employment Term for any reason, regardless of whether termination is initiated by Employer or Employee, Employee agrees not to use, communicate, reveal or otherwise make available such information for any purpose whatsoever, or to divulge such information to any person, partnership, corporation or entity other than Employer or persons expressly designated by Employer, unless Employee is compelled to disclose it by judicial process, applicable law or subpoena.

7.
Employer’s Records.

a)
Under no circumstances shall Employee remove from Employer’s office or work site any of Employer’s books, records, documents, customer lists, software codes, procedure manuals, correspondence or any copies of such documents, or any media or other types of records of any written, typed or printed material identifying and/or relating to the information described in this Agreement, together with any and all data involving advertising techniques, forms, correspondence or data in any way involving Employer’s techniques, material, programs, methods or contracts without Employer’s prior consent (collectively, the “Employer’s Records”), nor shall Employee make any copies of the Employer’s Records for use outside of Employer’s office or work site, except as specifically authorized in writing by Employer, except as necessary in connection with the performance of Employee’s duties under this Agreement.

b)
In the event Employer authorizes the removal of Employer’s Records from Employer’s office or work site, upon termination of the Employment Term, Employee shall immediately turn over to Employer all of the Employer’s Records in the possession of Employee, and Employee shall not retain any of the Employer’s Records.

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c)
Any customer accounts, information providers, information or ideas, procured, invented or developed by Employee during the Employment Term that relate to Employer’s business or that are created using Employer assets, shall be the exclusive property and inure to the exclusive benefit of Employer and all customer accounts, information providers, information and ideas of Employer existing as of the date hereof shall remain the exclusive property and inure to the exclusive benefit of Employer.

8.
Prohibition and Copyright Infringement. Under no circumstances shall Employee remove any copyrighted material from Employer’s office or work site without Employer’s prior written consent, except as necessary in connection with the performance of Employee’s duties under the Agreement. In the event Employee requires any such copyrighted material to perform his duties and obligations hereunder, upon Employee’s request, Employer shall provide the same.

9.
Work Made for Hire. Employee hereby agrees that all work, including software programs, databases, developments, designs, inventions, improvements, trade secrets, trademarks, copyrightable subject matter or proprietary information which Employee makes or conceives, either solely by Employee or jointly with others and either on or off Employer’s premises, relating to any actual or planned product, service or activity of Employer of which Employee has knowledge or suggested by or resulting from any work performed by Employee for Employer (a “Development”) shall be considered to be “work made for hire” under the U. S. Copyright Act, 17 U.S.C., Paragraph 101, et seq., and shall be owned exclusively by Employer. In the event that any such Development, or portion thereof, is not construed to be a work made for hire, Employee hereby assigns to Employer, and will in the future upon Employer’s request, confirm such assignment to Employer, of all right, title and interest in such Development or portion thereof. Employee agrees that he has no proprietary interests in any Developments or portion thereof, including any patent, copyright, trademark and trade secret rights. Employee agrees that he shall provide the necessary assistance to protect, enforce or perfect Employer’s rights and interests in such patents, copyrights and trademarks, and that Employee shall not register, file or obtain any patent, copyright or trademark relating to any of the Developments in his own name.

10.
Restrictive Covenants. Employee agrees that:

a)
For a period of twelve (12) months after termination of the Employment Term, for any reason, regardless of whether the termination is initiated by Employer or Employee, Employee shall not, either directly or indirectly, through any person or firm, contact or solicit any Protected Customer (as defined below) of Employer for the purpose of selling or offering a product or service offered by or otherwise competitive with a product or service offered by Employer. In the event of an actual or threatened breach by Employee of the provisions of this Section 10, Employer shall be entitled to injunctive relief restraining Employee from the breach or threatened breach. Nothing herein shall be construed as prohibiting Employer from pursuing any other remedies available to Employer for such breach or threatened breach, including the recovery of damages from Employee. For purposes of this Agreement, “Protected Customer” means any person or entity who has purchased goods or services from Employer at any time within the two

(2) year period immediately preceding the date of Employee’s contact or solicitation and with respect to whom: (i) Employee sold products or services or attempted to sell such products or services on behalf of Employer, and/or (iii) Employee acquired any confidential information as a result of his employment with Employer.

b)
For a period of twelve (12) months after termination of the Employment Term, for any reason, regardless of whether the termination was initiated by Employer or Employee, Employee shall not accept employment with, or act as consultant, contractor, advisor or in any other capacity for, a business engaged in the production of industrial cutting equipment or metal grinding, or enter into competition with Employer, either by himself or through any entity owned or managed in whole or in part by Employee, anywhere within the State of Wisconsin.

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c)
The parties have attempted to limit Employee’s right to compete only to the extent necessary to protect Employer from unfair competition. The parties recognize, however, that reasonable people may differ in making such a determination. Consequently, the parties hereby agree that if the scope of enforceability of the restrictive covenant is in any way disputed at any time, a court or other trier of fact may modify and enforce the covenant to the extent that it believes the covenant is reasonable under the circumstances existing at that time.

11.
Remedies.

a)
Employee acknowledges that: (i) compliance with Sections 5 through 10 is necessary to protect Employer’s business and goodwill; (ii) a breach of Sections 5 through 10 will irreparably and continually damage Employer; and (iii) an award of money damages will not be adequate to remedy such harm. Consequently, Employee agrees that in the event Employee breaches or threatens to breach any of the covenants contained in Sections 5 through 10, Employer shall be entitled, to both: (x) a preliminary or permanent injunction in order to prevent the continuation of such harm, and (y) money damages, insofar as they can be determined including, without limitation, all reasonable costs and reasonable attorneys’ fees incurred by Employer in enforcing the provisions of this Agreement; provided, however, that in the case of a threatened breach, Employer must first prevail in obtaining a temporary restraining order or other equitable relief against Employee before Employer shall have the right to recover attorneys’ fees or other costs from Employee. Nothing in this Agreement, however, shall prohibit Employer from also pursuing any other remedy available to Employer at law or in equity.

b)
The covenants of Employee under Sections 5 through 10 shall be construed as independent of any other provisions of this Agreement and the existence of any claim or cause of action of or by Employee against Employer, whether based upon the terms and provisions herein or otherwise, shall not constitute a defense to the enforcement by Employer of the covenants of Employee made in this Agreement.

c)
If, within ninety (90) days following expiration or termination of the Employment Term, regardless of whether the termination was initiated by Employer or Employee, Employee becomes affiliated with any business that competes with Employer, either as a shareholder, manager, partner, creditor, employee, consultant, agent or independent contractor, and a customer of Employer becomes a customer of the competing business with which Employee is affiliated, this fact shall be presumptive evidence that Employee has breached the terms of this Agreement, and the burden of proving otherwise shall rest upon Employee.

d)
In the event Employee is in breach of any of the terms of Section 10, Employer shall be entitled to recover from Employee all damages incurred by Employer caused by or resulting from such breach by Employee. Nothing contained herein shall be construed to limit or prohibit Employer from seeking remedies including, but not limited to, consequential and punitive damages. In the event Employer maintains a damage action against Employee and in the further event Employer is granted a recovery in said action, Employee shall pay to Employer the reasonable attorneys’ fees of Employer incurred in the maintenance and prosecution of said action.

12.
Section 409A.

a)
General Compliance. This Agreement is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), or an exemption thereunder and shall be construed and administered in accordance with such intent. Notwithstanding any other provision of this Agreement, payments provided under this Agreement may only be made upon an event and in a manner that complies with Section 409A or an applicable exemption. Any nonqualified deferred

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compensation payments under this Agreement that may be excluded from Section 409A either as separation pay due to an involuntary separation from service or as a short-term deferral shall be excluded from Section 409A to the maximum extent possible. For purposes of Section 409A, each installment payment provided under this Agreement shall be treated as a separate payment. Any payments to be made under this Agreement upon a termination of employment shall only be made upon a “separation from service” under Section 409A. Notwithstanding the foregoing, Employer makes no representations that the payments and benefits provided under this Agreement comply with Section 409A, and in no event shall Employer be liable for all or any portion of any taxes, penalties, interest, or other expenses that may be incurred by Employee on account of non-compliance with Section 409A. If any provision of this Agreement, or any payment, distribution or other benefit provided to Employee pursuant to this Agreement, would fail to satisfy the requirements of Section 409A, Employer agrees to reasonably cooperate with Employee to amend this Agreement and/or restructure such payment, distribution or other benefit such that this Agreement and/or payment, distribution or other benefit shall comply with Section 409A and so that Employee shall, to the extent possible, derive the value of such payment or benefit intended hereunder.

b)
Specified Employees. Notwithstanding any other provision of this Agreement, if any payment or benefit provided to Employee in connection with Employee’s termination of employment is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A and Employee is determined to be a “specified employee” as defined in Section 409A(a)(2)(b)(i), then such payment or benefit shall not be paid until the first payroll date to occur following the six-month anniversary of the date of Employee’s termination or, if earlier, on Employee’s death (the “Specified Employee Payment Date”). The aggregate of any payments that would otherwise have been paid before the Specified Employee Payment Date shall be paid to Employee in a lump sum on the Specified Employee Payment Date and thereafter, any remaining payments shall be paid without delay in accordance with their original schedule.

c)
Reimbursements. To the extent required by Section 409A, each reimbursement or in-kind benefit provided under this Agreement shall be provided in accordance with the following: (i) the amount of expenses eligible for reimbursement, or in-kind benefits provided, during each calendar year cannot affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other calendar year; (ii) any reimbursement of an eligible expense shall be paid to Employee on or before the last day of the calendar year following the calendar year in which the expense was incurred; and (iii) any right to reimbursements or in-kind benefits under this Agreement shall not be subject to liquidation or exchange for another benefit.

13.
Waiver of Rights. The failure to exercise any right or remedy contained within this Agreement or otherwise provided, or delay in exercising such right or remedy shall not operate as a waiver. No waiver shall be deemed effective unless and until such waiver is reduced to writing and signed by the party sought to be charged with such waiver. The waiver of any right or remedy shall not be deemed to be a waiver of any other right or remedy or any subsequent breach of the same or any other right or remedy.

14.
Survival. The obligations contained in Sections 5 through 10 shall survive the termination of the Employment Term. In addition, the termination of the Employment Term shall not affect any of the rights or obligations of either party arising prior to, or at the time of, the termination of the Employment Term.

15.
Assignment. Neither party shall have the right to assign any rights or obligations under this Agreement without the prior written approval of the other party.

16.
Severability. If any provision of this Agreement is adjudged by any court to be void or unenforceable, in whole or in part, this adjudication shall not affect the validity of the remainder of the

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Agreement. Each provision of this Agreement is separable from every other provision and constitutes a separate and distinct covenant.

17.
Successors. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors, assigns, executors, administrators and personal representatives.

18.
Notice. Any notice to be given to Employee shall be sent by Registered or Certified Mail, return receipt requested, to Employee at his last known residence address. Any notice to be given to Employer shall be sent by Registered or Certified Mail, return receipt requested, to Employer at its offices at 6775 W. Loomis Road, Greendale, Wisconsin 53129. Either party may change the address to which notices are to be sent by so notifying the other party in writing as set forth in this Section 18. Notice shall be deemed to have been given as of the third (3rd) business day after mailing.

19.
Complete Understanding. This Agreement constitutes the complete understanding between the parties hereto, all prior representations or agreements having been merged into, or incorporated by reference to, this Agreement. If any provision of any agreement, plan, program, policy, arrangement or other written document between or relating to Employer and Employee conflicts with any provision of this Agreement, the provision of this Agreement shall control and prevail.

20.
Modification. No alteration or modification of any of the provisions of this Agreement shall be valid unless made in writing and signed by both parties.

21.
Attorneys’ Fees. If either party to this Agreement breaches any of the terms hereof, that party shall pay to the non-defaulting party all of the non-defaulting party’s costs and expenses, including reasonable attorneys’ fees, incurred by that party in enforcing the terms of this Agreement. If a party prevails in the defense of an action brought under or applicable to this Agreement, the defending party shall have the right to recover its reasonable attorneys’ fees incurred in connection with such defense from the other party.

22.
Headings. The headings have been inserted for convenience only and are not to be considered when construing the provisions of this Agreement.

23.
Enforceability. The provisions of this Agreement shall be enforceable notwithstanding the existence of any claim or cause of action of Employee against Employer, whether predicated on this Agreement or otherwise.

24.
Counterparts. This Agreement may be executed in electronic form and in one or more counterparts, each of which shall be deemed an original, but which shall constitute one and the same Agreement.

25.
Governing Law. This Agreement shall be subject to and governed by the laws of the State of Wisconsin.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the date first set forth above.

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EMPLOYER:

The Kinetic Co., Inc.

By: Name: Title:

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EMPLOYEE:

Jay Judkins

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EXHIBIT A GENERAL RELEASE

For valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned does hereby release and forever discharge the “Releasees” hereunder, consisting of The Kinetic Co., Inc., a Wisconsin corporation (the “Company”) and each of its partners, subsidiaries, associates, affiliates, successors, heirs, assigns, agents, directors, officers, and employees, of and from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liability, claims, demands, damages, losses, costs, attorneys’ fees or expenses, of any nature whatsoever, known or unknown, fixed or contingent (hereinafter called “Claims”), which the undersigned now has or may hereafter have against the Releasees, or any of them, by reason of any matter, cause, or thing whatsoever from the beginning of time to the date hereof. The Claims released herein include, without limiting the generality of the foregoing, any Claims in any way arising out of, based upon, or related to the employment or termination of employment of the undersigned by the Releasees, or any of them; any alleged breach of any express or implied contract of employment; any alleged torts or other alleged legal restrictions on Releasees’ right to terminate the employment of the undersigned; and any alleged violation of any federal, state or local statute or ordinance including, without limitation, Title VII of the Civil Rights Act of 1964, the Age Discrimination In Employment Act, and the Americans With Disabilities Act. Notwithstanding the foregoing, this general release (this “Release”) shall not operate to release any rights or Claims of the undersigned (i) to payments or benefits under Sections 1(c), 3(a), (b), and (d), 4, and 13 through 26 of that certain Employment Agreement, dated June 28, 2022, between the Company and the undersigned (the “Employment Agreement”), (ii) to accrued or vested benefits the undersigned may have, if any, as of the date hereof under any applicable plan, policy, practice, program, contract or agreement with the Company, (iii) for indemnification and/or advancement of expenses, arising under the bylaws, certificate of incorporation of other similar governing document of the Company or under applicable law, (iv) for unemployment or workers’ compensation, (v) arising under the Purchase Agreement (as defined in the Employment Agreement) or any agreement or instrument executed and delivered by Precision Marshall Inc. or Employer in connection therewith, or (vi) which cannot be waived by an employee under applicable law.

IN ACCORDANCE WITH THE OLDER WORKERS BENEFIT PROTECTION ACT OF 1990, THE UNDERSIGNED IS HEREBY ADVISED AS FOLLOWS:

(A)
THE UNDERSIGNED HAS THE RIGHT TO CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS RELEASE;

(B)
THE UNDERSIGNED HAS TWENTY-ONE (21) DAYS TO CONSIDER THIS RELEASE BEFORE SIGNING IT; AND

(C)
THE UNDERSIGNED HAS SEVEN (7) DAYS AFTER SIGNING THIS RELEASE TO REVOKE THIS RELEASE, AND THIS RELEASE WILL BECOME EFFECTIVE UPON THE EXPIRATION OF THAT REVOCATION PERIOD.

The undersigned represents and warrants that there has been no assignment or other transfer of any interest in any Claim which the undersigned may have against Releasees, or any of them, and the undersigned agrees to indemnify and hold Releasees, and each of them, harmless from any liability, Claims, demands, damages, costs, expenses and attorneys’ fees incurred by Releasees, or any of them, as the result of any such assignment or transfer or any rights or Claims under any such assignment or transfer. It is the intention of the parties that this indemnity does not require payment as a condition precedent to recovery by the Releasees against the undersigned under this indemnity.

The undersigned agrees that if the undersigned hereafter commences any suit arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against Releasees, or any of them, any of the Claims released hereunder, then the undersigned agrees to pay to Releasees, and each of them, in addition to any other damages caused to Releasees thereby, all attorneys’ fees incurred by Releasees in defending or otherwise responding to said suit or Claim.

The undersigned further understands and agrees that neither the payment of any sum of money nor the execution of this Release shall constitute or be construed as an admission of any liability whatsoever by the Releasees, or any of them, who have consistently taken the position that they have no liability whatsoever to the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this Release this

, 20 .

day of

EXHIBIT B

Escrow Agreement

ESCROW AGREEMENT

THIS ESCROW AGREEMENT, dated effective as of June 28, 2022 (this “Agreement”), is entered into by and among PRECISION INDUSTRIES, INC., a Pennsylvania corporation (“Purchaser”), the CASH L. MASTERS REVOCABLE TRUST dated October 19, 2005, CASH L. MASTERS, Trustee (“Seller”), and U.S. BANK NATIONAL ASSOCIATION, a

national banking association, as escrow agent hereunder (“Escrow Agent”).

BACKGROUND

A.
Purchaser, Seller and Cash L. Masters have entered into that certain Stock Purchase Agreement, dated the date hereof (the “Purchase Agreement”), pursuant to which Purchaser is purchasing from Seller all of the issued and outstanding shares of the capital stock of The Kinetic Co., Inc., a Wisconsin corporation (the “Company”). The Purchase Agreement provides that Purchaser shall deposit the Escrow Funds (defined below) in a segregated escrow account to be held by Escrow Agent for the purpose of certain payments that may become due to Purchaser or Seller pursuant to the Purchase Agreement.

B.
Escrow Agent has agreed to accept, hold, and disburse the funds deposited with it and any earnings thereon in accordance with the terms of this Agreement.

C.
Purchaser and Seller have appointed the Representatives (as defined below) to represent them for all purposes in connection with the funds to be deposited with Escrow Agent and this Agreement.

D.
Purchaser and Seller acknowledge that (i) Escrow Agent is not a party to and has no duties or obligations under the Purchase Agreement, (ii) all references in this Agreement to the Purchase Agreement are solely for the convenience of Purchaser and Seller, and (iii) Escrow Agent shall have no implied duties beyond the express duties set forth in this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

1.
Definitions. The following terms shall have the following meanings when used herein:

“Business Day” means any day, other than a Saturday, Sunday or legal holiday, on which Escrow Agent at its location identified in Section 15 is open to the public for general banking purposes.

“Claim Notice” has the meaning set forth in Section 6(a).

“Escrow Funds” means the Indemnity Escrow Funds and the SALT Escrow Funds deposited with Escrow Agent pursuant to Section 3 of this Agreement, together with any interest and other income thereon.

“Escrow Period” means, with respect to the Indemnity Escrow Funds, the 18-month period commencing on the date hereof and ending at the close of Escrow Agent’s Business Day on the 18-month anniversary date of the date hereof, unless earlier terminated pursuant to this Agreement, and, with respect to the SALT Escrow Funds, the 36-month period commencing on the date hereof and ending at the close of Escrow Agent’s Business Day on the 36-month anniversary date of the date hereof, unless earlier terminated pursuant to this Agreement.

“Final Order” means a final and non-appealable judgment, order, award or final determination of a court of competent jurisdiction (an “Order”), which Order is delivered to Escrow Agent accompanied by a written instruction from Purchaser or Seller (and Purchaser or Seller, as applicable, simultaneously delivering a copy of such Order and instruction to the other party) given to effectuate such Order and confirming that such Order is final, non-appealable and issued by a court of competent jurisdiction, and Escrow Agent shall be entitled to conclusively rely upon any such confirmation and instruction and shall have no responsibility to review the Order to which such confirmation and instruction refers.

“Indemnity Escrow Funds” means the sum of One Million Dollars ($1,000,000.00) deposited with Escrow Agent pursuant to Section 3 of this Agreement, together with any interest and other income thereon.

“Indemnity Escrow Period” means, with respect to the Indemnity Escrow Funds, the 18- month period commencing on the date hereof and ending at the close of Escrow Agent’s Business Day on the 18-month anniversary date of the date hereof, unless earlier terminated pursuant to this Agreement.

“Indemnified Party” has the meaning set forth in Section 11.

“Indemnity Claim” has the meaning set forth in Section 6(a).

“Joint Written Direction” means a written direction executed by a Purchaser Representative and a Seller Representative, delivered to Escrow Agent in accordance with Section 15 and directing Escrow Agent to disburse all or a portion of the Escrow Funds or to take or refrain from taking any other action pursuant to this Agreement.

“Losses” shall have the meaning set forth in Section 10(a).

“Person” means any individual or any general partnership, limited partnership, limited liability partnership, limited liability company, corporation, joint venture, trust business trust, cooperative or association or any foreign trust or foreign business organization, and the heirs, executors, administrators, legal representatives, successors and assigns of such “Person” where the context so permits.

“Purchaser Representative” means the person(s) so designated on Schedule C hereto or any other person designated in a writing signed by Purchaser and delivered to Escrow Agent and a

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Seller in accordance with the notice provisions of this Agreement, to act as its representative under this Agreement.

“Representatives” means a Purchaser Representative and a Seller Representative.

“SALT Escrow Funds” means the sum of Four Hundred Fifty Thousand Dollars ($450,000.00) deposited with Escrow Agent pursuant to Section 3 of this Agreement, together with any interest and other income thereon.

“SALT Escrow Period” means, with respect to the SALT Escrow Funds, the 36-month period commencing on the date hereof and ending at the close of Escrow Agent’s Business Day on the 36-month anniversary date of the date hereof, unless earlier terminated pursuant to this Agreement.

“Seller Representative” means the person(s) so designated on Schedule C hereto or any other person designated in a writing signed by Seller and delivered to Escrow Agent and a Purchaser Representative in accordance with the notice provisions of this Agreement, to act as its representative under this Agreement.

1.
Appointment of and Acceptance by Escrow Agent. Purchaser and Seller hereby appoint Escrow Agent to serve as escrow agent hereunder. Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of the Escrow Funds in accordance with Section 3, shall hold, invest and disburse the Escrow Funds in accordance with this Agreement.

2.
Deposit of Escrow Funds. Simultaneously with the execution and delivery of this Agreement, Purchaser will transfer the Escrow Funds in the aggregate amount of One Million Four Hundred Fifty Thousand Dollars ($1,450,000.00), by wire transfer of immediately available funds, to accounts designated by Escrow Agent (the “Escrow Account”). Escrow Funds will remain uninvested except as provided in Section 7.

3.
Disbursements of Escrow Funds.

(a)
Escrow Agent shall disburse Escrow Funds at any time and from time to time, upon receipt of, and in accordance with, a Joint Written Direction substantially in the form of Attachment 1 hereto and received by Escrow Agent as set forth in Section 15. Such Joint Written Direction must contain complete payment instructions, including funds transfer instructions or an address to which a check should be sent.

(b)
Seller and Purchaser, as between themselves, agree that (i) the SALT Escrow Funds may be disbursed to Purchaser only for payment of any valid claims for indemnification arising under Article VI or Article VII of the Purchase Agreement, that result from or arise out the failure of the Company to pay any state or local sales tax owed applicable to any period prior to the date of the Purchase Agreement (a “SALT Indemnity Claim”), and (ii) as of the 24-month anniversary date of the date hereof, unless there are pending SALT Indemnity Claims that in the aggregate total at least One Hundred Thousand Dollars ($100,000.00), they agree to provide a Joint Written Direction to Escrow Agent authorizing the disbursement of fifty percent (50%) of the SALT Escrow Funds to Seller.

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(c)
Upon the expiration of the Indemnity Escrow Period, Escrow Agent shall distribute to Seller pursuant to the funds transfer instruction set forth in this Section 4(c), as promptly as practicable, any remaining Indemnity Escrow Funds not subject to a Claim Notice as provided in Section 6. Upon the expiration of the SALT Escrow Period, Escrow Agent shall distribute to Seller pursuant to the funds transfer instruction set forth in this Section 4(c), as promptly as practicable, any remaining SALT Escrow Funds not subject to a Claim Notice as provided in Section 6.Purchaser and Seller each acknowledges that the Escrow Agent is authorized to use the following funds transfer instructions to disburse any funds due to Seller:

Bank Name: Bank Address: ABA No.:

Account Name: Account No.:

(d)
Prior to any disbursement, Escrow Agent must receive reasonable identifying information regarding the recipient so that Escrow Agent is able to comply with its regulatory obligations and reasonable business practices, including without limitation a completed United States Internal Revenue Service (“IRS”) Form W-9 or Form W-8, as applicable. All disbursements of Escrow Funds will be subject to the fees and claims of Escrow Agent and the Indemnified Parties pursuant to Section 11 and Section 12.

(e)
Purchaser and Seller may each deliver written notice to Escrow Agent in accordance with Section 15 changing their respective funds transfer instructions, which notice will be effective only upon receipt by Escrow Agent and after Escrow Agent has had reasonable time to act upon such notice.

5.
Suspension of Performance; Disbursement into Court. If, at any time during the term of this Agreement, (a) there shall exist any dispute between Purchaser and Seller with respect to the holding or disposition of all or any portion of the Escrow Funds or any obligation of Escrow Agent under this Agreement, (b) Escrow Agent is unable to determine, to Escrow Agent’s sole satisfaction, Escrow Agent’s proper actions with respect to its obligations hereunder, or (c) the Representatives have not, within ten (10) days of receipt of a notice of resignation, appointed a successor escrow agent to act under this Agreement, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

(i)
suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Agreement until such dispute or uncertainty is resolved to the sole satisfaction of Escrow Agent or until a successor escrow agent is appointed.

(ii)
petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction, in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty and, to the extent required or permitted by law, pay into such court, for holding and disposition by such court, all Escrow Funds, after deduction and payment to Escrow Agent of all fees and expenses (including

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court costs and reasonable attorneys’ fees) payable to or incurred by Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder, the payment of which shall be a joint and several obligation of Purchaser and Seller. Purchaser, on the one hand, and Seller, on the other hand, agree between themselves that each will be responsible for one-half of the fees and expenses (including court costs and reasonable attorneys’ fees) incurred by Escrow Agent pursuant to this paragraph.

Absent gross negligence or willful misconduct, Escrow Agent shall have no liability to Purchaser or Seller for any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of the Escrow Funds or any delay in or with respect to any other action required or requested of Escrow Agent.

6.
Claims and Disbursement of Escrow Funds in Resolution of Claims. If during the Escrow Period Purchaser elects to make a claim for indemnity against Seller, then the procedure for administering and resolving such claims is as follows:

(a)
If Purchaser elects to assert a claim for indemnity as contemplated by the Purchase Agreement (an “Indemnity Claim”), it must give written notice of such claim (a “Claim Notice”) to Escrow Agent and Seller prior to the expiration of the Escrow Period. Such Claim Notice must include a description of the claim and the basis therefor and the amount, if known, asserted by Purchaser for such claim (including, if appropriate, an estimate of all costs and expenses reasonably expected to be incurred by Purchaser by reason of such claim) and reasonable documentation thereof to the extent available.

(b)
Escrow Agent shall have no responsibility to determine the validity or sufficiency of any Claim Notice.

(c)
In the event Purchaser delivers a Claim Notice to Escrow Agent and Seller for an Indemnity Claim, Escrow Agent shall pay or release funds from the Escrow Funds on account of the Indemnity Claim only pursuant to (i) a Joint Written Direction or (ii) a Final Order.

(d)
Upon expiration of the Escrow Period, Escrow Agent shall release to, or at the direction of, Seller the remaining balance of the Escrow Funds, minus the aggregate amount of any Indemnity Claim asserted in Claim Notices delivered to Escrow Agent and to Seller during the Escrow Period and for which Escrow Agent has not received a Final Order or a Joint Written Direction directing Escrow Agent to disburse Escrow Funds.

(e)
Notwithstanding any provision of this Agreement to the contrary, Escrow Agent is authorized to disburse all or any portion of the Escrow Funds in accordance with a Final Order.

7.
Investment of Funds. Based upon Purchaser’s and Seller’s prior review of investment alternatives, in the absence of further specific written direction to the contrary at any time that an investment decision must be made, Escrow Agent is directed to invest and reinvest the Escrow Funds in the investment identified in Schedule A. If applicable, Purchaser and Seller acknowledge receipt from Escrow Agent of a current copy of the prospectus for the investment identified in Schedule A. Purchaser and Seller may deliver to Escrow Agent a Joint Written Direction changing

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the investment of the Escrow Funds, upon which direction Escrow Agent may conclusively rely without inquiry or investigation; provided, however, that Purchaser and Seller warrant that no investment or reinvestment direction will be given except in the following: (a) direct obligations of the United States of America or obligations the principal of and the interest on which are unconditionally guaranteed by the United States of America; (b) U.S. dollar denominated deposit accounts and certificates of deposit issued by any bank, bank and trust company, or national banking association (including Escrow Agent and its affiliates), which are either (i) insured by the Federal Deposit Insurance Corporation (“FDIC”) up to FDIC limits, or (ii) with domestic commercial banks which have a rating on their short-term certificates of deposit on the date of purchase of at least “A-1” by S&P or “P-1” by Moody’s (ratings on holding companies are not considered as the rating of the bank); or (c) money market funds, including funds managed by Escrow Agent or any of its affiliates; provided further, however, that Escrow Agent will not be directed to invest in investments that Escrow Agent determines are not consistent with Escrow Agent’s policies or practices.

Purchaser and Seller recognize and agree that Escrow Agent will not provide supervision, recommendations or advice relating to either the investment of Escrow Funds or the purchase or disposition of any investment and the Escrow Agent will not have any liability for any loss in an investment made pursuant to the terms of this Agreement. Escrow Agent has no responsibility whatsoever to determine the market or other value of any investment and makes no representation or warranty as to the accuracy of any such valuations. To the extent applicable regulations grant rights to receive brokerage confirmations for certain security transactions, Purchaser and Seller waive receipt of such confirmations.

All investments will be made in the name of Escrow Agent. Escrow Agent may, without notice to Purchaser and Seller, sell or liquidate any of the foregoing investments at any time for any disbursement of Escrow Funds permitted or required hereunder and will not be liable for any loss, cost or penalty resulting from any sale or liquidation of any such investment. All investment earnings will become part of the Escrow Funds and investment losses will be charged against the Escrow Funds. With respect to any Escrow Funds or investment instruction received by Escrow Agent after 11:00 a.m., U.S. Central Time, Escrow Agent will not be required to invest applicable funds until the next Business Day. Receipt of the Escrow Funds and investment and reinvestment of the Escrow Funds will be confirmed by Escrow Agent by an account statement. Failure to inform Escrow Agent in writing of any error or omission in any such account statement within ninety (90) days after receipt will conclusively be deemed confirmation and approval by Purchaser and Seller of such account statement.

8.
Tax Reporting. (a) Escrow Agent has no responsibility for the tax consequences of this Agreement and Purchaser and Seller shall consult with independent counsel concerning any and all tax matters. Purchaser and Seller jointly and severally agree to (i) assume all obligations imposed now or hereafter by any applicable tax law or regulation with respect to payments or performance under this Agreement and (ii) request and direct Escrow Agent in writing with respect to withholding and other taxes, assessments or other governmental charges, and advise Escrow Agent in writing with respect to any certifications and governmental reporting that may be required under any applicable laws or regulations. Except as otherwise agreed by Escrow Agent in writing, Escrow Agent has no tax reporting or withholding obligation except to the Internal Revenue Service with respect to Form 1099-B reporting on payments of gross proceeds under Internal

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Revenue Code Section 6045 and Form 1099 and Form 1042-S reporting with respect to investment income earned on the Escrow Funds, if any. Escrow Agent shall have no responsibility for Form 1099-MISC reporting with respect to disbursements that Escrow Agent makes in an administrative or ministerial function to vendors or other service providers and shall have no tax reporting or withholding duties with respect to the Foreign Investment in Real Property Tax Act (FIRPTA).

(b)
To the extent that U.S. federal imputed interest regulations apply, Purchaser and Seller shall so inform Escrow Agent, provide the Escrow Agent with all imputed interest calculations and direct Escrow Agent to disburse imputed interest amounts as Purchaser and Seller deem appropriate. Escrow Agent will rely solely on such provided calculations and information and will have no responsibility for the accuracy or completeness of any such calculations or information. Purchaser and Seller shall provide Escrow Agent a properly completed IRS Form W- 9 or Form W-8, as applicable, for each payee. If requested tax documentation is not so provided, Escrow Agent is authorized to withhold taxes as required by the United States Internal Revenue Code and related regulations.

(c)
Except as otherwise directed by Purchaser and Seller in writing, Escrow Agent will report, on an accrual basis, all interest or income on the Escrow Funds as being owned by Seller for federal income tax purposes. If any accrued interest income attributed to Seller is subsequently disbursed by Escrow Agent to Purchaser, Purchaser and Seller shall jointly direct Escrow Agent in writing with respect to the appropriate tax treatment and reporting of such disbursements.

8.
Resignation or Removal of Escrow Agent. Escrow Agent may resign and be discharged from the performance of its duties hereunder at any time by giving ten (10) days’ prior written notice to Purchaser and Seller specifying a date when such resignation will take effect and, after the date of such resignation notice, notwithstanding any other provision of this Agreement, Escrow Agent’s sole obligation will be to hold the Escrow Funds pending appointment of a successor Escrow Agent. Similarly, Escrow Agent may be removed at any time by Purchaser and Seller giving at least thirty (30) days’ prior written notice to Escrow Agent specifying the date when such removal will take effect. If Purchaser and Seller fail to jointly appoint a successor Escrow Agent prior to the effective date of such resignation or removal, Escrow Agent may petition a court of competent jurisdiction to appoint a successor escrow agent, and all costs and expenses related to such petition shall be paid jointly and severally by Purchaser and Seller. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and reasonable attorneys’ fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder. After any retiring Escrow Agent’s resignation or removal, the provisions of this Agreement will inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Agreement.

9.
Duties and Liability of Escrow Agent.

(a)
Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no duties will be implied. Escrow Agent has no fiduciary or discretionary duties of any kind. Escrow Agent’s permissive rights will not be construed as duties. Escrow Agent has no

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liability under and no duty to inquire as to the provisions of any document other than this Agreement, including without limitation any other agreement between any or all of the parties hereto or any other persons even though reference thereto may be made herein and whether or not a copy of such document has been provided to Escrow Agent. Escrow Agent’s sole responsibility is to hold the Escrow Funds in accordance with Escrow Agent’s customary practices and disbursement thereof in accordance with the terms of this Agreement. Escrow Agent shall not be responsible for or have any duty to make any calculations under this Agreement, or to determine when any calculation required under the provisions of this Agreement should be made, how it should be made or what it should be, or to confirm or verify any such calculation. Escrow Agent will not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. This Agreement will terminate upon the distribution of all the Escrow Funds pursuant to any applicable provision of this Agreement, and Escrow Agent will thereafter have no further obligation or liability whatsoever with respect to this Agreement or the Escrow Funds.

(b)
Escrow Agent will not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines, which determination is not subject to appeal, that Escrow Agent’s gross negligence or willful misconduct in connection with its material breach of this Agreement was the sole cause of any loss to Purchaser or Seller. Escrow Agent may retain and act hereunder through agents, and will not be responsible for or have any liability with respect to the acts of any such agents retained by Escrow Agent in good faith.

(c)
Escrow Agent may conclusively rely upon any notice, instruction, request or other instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent believes to be genuine and to have been signed or presented by the person purporting to sign it and shall have no responsibility or duty to make inquiry as to or to determine the truth, accuracy or validity thereof (or any signature appearing thereon). In no event will Escrow Agent be liable for (i) acting in accordance with or conclusively relying upon any instruction, notice, demand, certificate or document believed by Escrow Agent to have been created by or on behalf of Purchaser or Seller, (ii) incidental, indirect, special, consequential or punitive damages or penalties of any kind (including, but not limited to, lost profits), even if Escrow Agent has been advised of the likelihood of such damages or penalty and regardless of the form of action or (iii) any amount greater than the value of the Escrow Funds as valued upon deposit with Escrow Agent.

(d)
Escrow Agent will not be responsible for delays or failures in performance resulting from acts of God, strikes, lockouts, riots, acts of war or terror, epidemics, governmental regulations, fire, communication line failures, computer viruses, attacks or intrusions, power failures, earthquakes or any other circumstance beyond its control. Escrow Agent will not be obligated to take any legal action in connection with the Escrow Funds, this Agreement or the Purchase Agreement or to appear in, prosecute or defend any such legal action or to take any other action that in Escrow Agent’s sole judgment may expose it to potential expense or liability. Purchaser and Seller are aware that under applicable state law, property which is presumed abandoned may under certain circumstances escheat to the applicable state. Escrow Agent will have no liability to Purchaser or Seller, their respective heirs, legal representatives, successors and assigns, or any other party, should any or all of the Escrow Funds escheat by operation of law.

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(e)
Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, or relating to any dispute involving this Agreement, and will incur no liability and must be fully indemnified from any liability whatsoever in acting in accordance with the advice of such counsel. Purchaser and Seller agree to perform or procure the performance of all further acts and things, and execute and deliver such further documents, as may be required by law or as Escrow Agent may reasonably request in connection with its duties hereunder. When any action is provided for herein to be done on or by a specified date that falls on a day other than a Business Day, such action may be performed on the following Business Day. Purchaser and Seller shall jointly and severally pay the reasonable documented fees and expenses of any such counsel. Purchaser, on the one hand, and Seller, on the other hand, agree between themselves that each will be responsible for one-half of the fees and expenses incurred by Escrow Agent pursuant to this Section 10(e).

(f)
If any portion of the Escrow Funds is at any time attached, garnished or levied upon pursuant to any court order, including a Final Order, or otherwise subject to any writ, order, decree or process of any court, or in case disbursement of Escrow Funds is stayed or enjoined by any court order, Escrow Agent is authorized, in its sole discretion, to respond as it deems appropriate or to comply with all writs, orders, decrees or process so entered or issued, including but not limited to those which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction; and if Escrow Agent relies upon or complies with any such writ, order, decree or process, it will not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even if such order is reversed, modified, annulled, set aside or vacated, except for Losses caused by the gross negligence, or the intentional or willful misconduct, of Escrow Agent.

(g)
Escrow Agent and any stockholder, director, officer or employee of Escrow Agent may buy, sell and deal in any of the securities of any other party hereto and contract and lend money to any other party hereto and otherwise act as fully and freely as though it were not Escrow Agent under this Agreement. Nothing herein will preclude Escrow Agent from acting in any other capacity for any other party hereto or for any other person or entity.

(h)
In the event instructions, including funds transfer instructions, address change or change in contact information, are given to Escrow Agent (other than in writing at the time of execution of this Agreement), whether in writing, by facsimile or otherwise, Escrow Agent is authorized, but not required, to seek confirmation of such instructions by telephone call-back to any person designated by the instructing party on Schedule C hereto, and Escrow Agent may rely upon the confirmation of anyone purporting to be the person so designated. The persons and telephone numbers for call-backs may be changed only in writing actually received and acknowledged by Escrow Agent and will be effective only after Escrow Agent has a reasonable opportunity to act on such changes. If Escrow Agent is unable to contact any of the designated representatives identified in Schedule C, Escrow Agent is hereby authorized but will be under no duty to seek confirmation of such instructions by telephone call-back to any one or more of Purchaser’s or Seller’s executive officers (“Executive Officers”), as the case may be, which will include the titles of Trustee, Chief Executive Officer, President and Vice President, as Escrow Agent may select. Such Executive Officer must deliver to Escrow Agent a fully executed incumbency certificate, and Escrow Agent may rely upon the confirmation of anyone purporting

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to be any such officer. Purchaser and Seller agree that Escrow Agent may at its option record any telephone calls made pursuant to this Section. Escrow Agent in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by Purchaser or Seller to identify (i) the beneficiary, (ii) the beneficiary’s bank, or (iii) an intermediary bank, even when its use may result in a transfer of funds to a person other than the intended beneficiary or to a bank other than the intended beneficiary’s bank or intermediary bank. Purchaser and Seller acknowledge that these optional security procedures are commercially reasonable.

10.
Indemnification of Escrow Agent. Purchaser and Seller, jointly and severally, shall indemnify and hold harmless Escrow Agent and each director, officer, employee and affiliate of Escrow Agent (each, an “Indemnified Party”) upon demand against any and all claims, actions and proceedings (whether asserted or commenced by Purchaser, Seller or any other person or entity and whether or not valid), losses, damages, liabilities, penalties, costs and expenses of any kind or nature (including without limitation reasonable attorneys’ fees, costs and expenses) (collectively, “Losses”) incurred in connection with this Agreement or Escrow Agent’s actions hereunder, except to the extent such Losses are finally determined by a court of competent jurisdiction, which determination is not subject to appeal, to have been directly caused solely by the gross negligence or willful misconduct of such Indemnified Party or in connection with Escrow Agent’s material breach of this Agreement. Purchaser and Seller further agree, jointly and severally, to indemnify each Indemnified Party for all costs, including without limitation reasonable attorneys’ fees, incurred by such Indemnified Party in connection with the enforcement of Purchaser’s and Seller obligations to Escrow Agent under this Agreement. Each Indemnified Party shall, in its sole discretion, have the right to select and employ separate counsel with respect to any action or claim brought or asserted against it, and the reasonable fees of such counsel shall be paid upon demand by Purchaser and Seller jointly and severally The obligations of Purchaser and Seller under this Section shall survive any termination of this Agreement and the resignation or removal of Escrow Agent.

11.
Compensation of Escrow Agent.

(a)
Fees and Expenses. Purchaser and Seller agree, jointly and severally, to compensate Escrow Agent upon demand for its services hereunder in accordance with Schedule B attached hereto. Purchaser and Seller agree between themselves that each will be responsible for one-half of Escrow Agent’s compensation hereunder. The obligations of Purchaser and Seller under this Section shall survive any termination of this Agreement and the resignation or removal of Escrow Agent.

(b)
Disbursements from Escrow Funds to Pay Escrow Agent. Escrow Agent is authorized to, and may disburse to itself from the Escrow Funds, from time to time, the amount of any compensation and reimbursement of expenses due and payable hereunder (including any amount to which Escrow Agent or any other Indemnified Party is entitled to indemnification hereunder). Escrow Agent shall notify Purchaser and Seller of any such disbursement from the Escrow Funds to itself or any other Indemnified Party and shall furnish Purchaser and Seller copies of related invoices and other statements.

(c)
Security and Offset. Purchaser and Seller hereby grant to Escrow Agent and the other Indemnified Parties a first priority security interest in, lien upon and right of sale and offset

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against the Escrow Funds with respect to any compensation or reimbursement due any of them hereunder (including any claim for indemnification hereunder). If for any reason the Escrow Funds are insufficient to cover such compensation and reimbursement, Purchaser and Seller shall promptly pay such amounts upon receipt of an itemized invoice. Purchaser, on the one hand, and Seller, on the other hand, agree between themselves that each will be responsible for one-half of the fees and expenses incurred by Escrow Agent pursuant to this Section.

13.
Representations and Warranties. Purchaser and Seller each respectively make the following representations and warranties to Escrow Agent:

(a)
it has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and this Agreement has been duly approved by all necessary action and constitutes its valid and binding agreement enforceable in accordance with its terms.

(b)
each of the applicable persons designated on Schedule C attached hereto has been duly appointed to act as its authorized Representative hereunder and individually has full power and authority on its behalf to execute and deliver a Joint Written Instruction or any other instruction or direction, to amend, modify or waive any provision of this Agreement and to take any and all other actions as its authorized Representative under this Agreement and no change in designation of such authorized Representatives will be effective until written notice of such change is delivered to each other party to this Agreement pursuant to Section 15 and Escrow Agent has had reasonable time to act upon it.

(c)
the execution, delivery and performance of this Agreement by Purchaser or Seller, as applicable, does not and will not violate any applicable law or regulation and no printed or other material in any language, including any prospectus, notice, report, and promotional material that mentions “U.S. Bank” or any of its affiliates by name or the rights, powers, or duties of Escrow Agent under this Agreement, will be issued by Purchaser or Seller, as applicable, or on such party’s behalf, without the prior written consent of Escrow Agent.

(d)
it will not claim any immunity from jurisdiction of any court, suit or legal process, whether from service of notice, injunction, attachment, execution or enforcement of any judgment or otherwise.

(e)
there is no security interest in the Escrow Funds or any part thereof and no financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof (other than as described in Section 12(c)).

14.
Identifying Information. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For a non-individual person such as a business entity, a charity, a trust or other legal entity, Escrow Agent requires documentation to verify its formation and existence as a legal entity. Escrow Agent may require financial statements, licenses or identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation. Purchaser and Seller agree to provide all information requested by Escrow Agent in connection with any legislation or

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regulation to which Escrow Agent is subject, in a timely manner. Escrow Agent’s appointment and acceptance of its duties under this Agreement is contingent upon verification of all regulatory requirements applicable to Purchaser, Seller and any of their permitted assigns, including successful completion of a final background check. These conditions include, without limitation, requirements under the USA PATRIOT Act, the USA FREEDOM Act, the Bank Secrecy Act, and the U.S. Department of the Treasury Office of Foreign Assets Control. If these conditions are not met, Escrow Agent may at its option promptly terminate this Agreement in whole or in part and refuse any otherwise permitted assignment by Purchaser or Seller, without any liability or incurring any additional costs.

15.
Notices. All notices, approvals, consents, requests and other communications hereunder (each, a “Notice”) must be in writing, in English, and may only be delivered (a) by personal delivery, or (b) by national overnight courier service, or (c) by certified or registered mail, return receipt requested, or (d) by facsimile transmission or (e) by email. Notice will be effective upon receipt except for notice via email, which will be effective only when the recipient, by return email or notice delivered by other method provided for in this Section, acknowledges having received that email (with an automatically generated receipt or similar notice not constituting an acknowledgement of an email receipt for purposes of this Section). Notices may only be sent to the applicable party or parties at the address specified below:

If to Purchaser or Purchaser Representative, at:

Precision Industries, Inc.

c/o Live Ventures Incorporated

Attn: Eric Althofer, Chief Operating Officer and Managing Director (Finance)

325 E. Warm Springs Road, Suite #102 Las Vegas, Nevada 89119

E-mail: ealthofer@liveventures.com

and to:

Greenberg Traurig LLP Attn: Mike Shalmy

10845 Griffith Peak Drive, Suite 600 Las Vegas, Nevada 89135

If to Seller, at:

Cash L. Masters Revocable Trust,

Dated October 19, 2005 c/o Cash L. Masters 6285 Parkview Road

Greendale, Wisconsin 53129

E-mail: popeofgrinding@icloud.com

12

and to:

Davis & Kuelthau, s.c.

Attn: Gregory J. Sell or Scott E. Fiducci 111 East Kilbourn Avenue, Ste 1400

Milwaukee, Wisconsin 53202 Email: gsell@dkattorneys.com

sfiducci@dkattorneys.com

If to Escrow Agent, at: U.S. Bank National Association, as Escrow Agent

ATTN: Thomas Maple

Global Corporate Trust Services 60 Livingston Avenue

EP-MN-WS3C

St. Paul, MN 55107

Telephone: 651-466-6304

E-mail: tom.maple1@usbank.com and to:

U.S. Bank National Association ATTN: Melanie Xiong Product Operations

60 Livingston Avenue EP-MN-WS3T

St. Paul, MN 55107

Telephone: 651-466-6102

Facsimile: 866-691-4161

E-mail: melanie.xiong@usbank.com tfmcorporateescrowshared@usbank.com or to such other address as each party may designate for itself by like notice and unless otherwise provided herein will be deemed to have been given on the date received. Escrow Agent shall not have any duty to confirm that the person sending any Notice by electronic transmission (including by e-mail, facsimile transmission, web portal or other electronic methods) is, in fact, a person authorized to do so. Electronic signatures believed by Escrow Agent to comply with the ESIGN Act of 2000 or other applicable law (including electronic images of handwritten signatures and digital signatures provided by DocuSign, Orbit, Adobe Sign or any other digital signature provider acceptable to Escrow Agent) shall be deemed original signatures for all purposes. Notwithstanding the foregoing, Escrow Agent may in any instance and in its sole discretion require that an original document bearing a manual signature be delivered to Escrow Agent in lieu of, or in addition to, any such electronic Notice. Purchaser and Seller agree to assume all risks arising out of the use of electronic signatures and electronic methods to submit instructions and directions to Escrow Agent, including without limitation the risk of Escrow Agent acting on unauthorized instructions, and the risk of interception and misuse by third parties.

13

16.
Amendment and Assignment. None of the terms or conditions of this Agreement may be changed, waived, modified, terminated or varied in any manner whatsoever unless in writing duly signed by each party to this Agreement. No course of conduct will constitute a waiver of any of the terms and conditions of this Agreement, unless such waiver is specified in writing, and then only to the extent so specified. No party may assign this Agreement or any of its rights or obligations hereunder without the written consent of the other parties, provided that if Escrow Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business (including the escrow contemplated by this Agreement) to another entity, the successor or transferee entity without any further act will be the successor Escrow Agent.

17.
Governing Law, Jurisdiction and Venue. This Agreement will be construed and interpreted in accordance with the internal laws of the State of Wisconsin without giving effect to the conflict of laws principles thereof that would require the application of any other laws. Each of the parties hereto irrevocably (a) consents to the exclusive jurisdiction and venue of the state and federal courts located in Milwaukee County, Wisconsin in connection with any matter arising out of this Agreement, (b) waives any objection to such jurisdiction or venue (c) agrees not to commence any legal proceedings related hereto except in such courts (d) consents to and agrees to accept service of process to vest personal jurisdiction over it in any such courts made as set forth in Section 15 and (e) waives any right to trial by jury in any action in connection with this Agreement.

18.
Entire Agreement, No Third-Party Beneficiaries. This Agreement constitutes the entire agreement between the signatory parties hereto relating to the holding, investment and disbursement of Escrow Funds and sets forth in their entirety the obligations and duties of Escrow Agent with respect to Escrow Funds. This Agreement and any Joint Written Direction may be executed in two or more counterparts, which when so executed will constitute one and the same agreement or direction. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision will be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. The Section headings have been inserted for convenience only and will be given no substantive meaning or significance whatsoever in construing the terms and conditions of this Agreement. Nothing in this Agreement, express or implied, is intended to or will confer upon any person other than the signatory parties hereto and the Indemnified Parties any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

[signature page follows]

14

The parties hereto have caused this Agreement to be executed effective as of the date first above written.

PURCHASER: PRECISION INDUSTRIES, INC. By: Name: Title:	SELLER: CASH L. MASTERS REVOCABLE TRUST, dated October 19, 2005 By: Cash L. Masters, Trustee
ESCROW AGENT: U.S. BANK NATIONAL ASSOCIATION as Escrow Agent By: Name: Title:

15

SCHEDULE A

U.S. BANK NATIONAL ASSOCIATION

Investment Authorization Form

U.S. BANK MONEY MARKET DEPOSIT ACCOUNT

Description and Terms

The U.S. Bank Money Market Deposit Account is a U.S. Bank National Association (“U.S. Bank”) interest-bearing money market deposit account designed to meet the needs of U.S. Bank’s Corporate Trust Services Escrow Group and other corporate trust customers of U.S. Bank. Selection of this investment includes authorization to place funds on deposit and invest with U.S. Bank.

U.S. Bank uses the daily balance method to calculate interest on this account (actual/365 or 366). This method applies a daily periodic rate to the principal balance in the account each day. Interest is accrued daily and credited monthly to the account. Interest rates are determined at U.S. Bank’s discretion and may be tiered by customer deposit amount.

The owner of the account is U.S. Bank as agent for its corporate trust customers. U.S. Bank’s Corporate Trust Services Escrow Group performs all account deposits and withdrawals. Deposit accounts are FDIC insured per depositor, as determined under FDIC Regulations, up to applicable FDIC limits.

U.S. BANK IS NOT REQUIRED TO REGISTER AS A MUNICIPAL ADVISOR WITH THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF COMPLYING WITH THE DODD-FRANK WALL STREET REFORM & CONSUMER PROTECTION ACT. INVESTMENT ADVICE, IF NEEDED, SHOULD BE OBTAINED FROM YOUR FINANCIAL ADVISOR.

Automatic Authorization

In the absence of specific written direction to the contrary to the extent and as authorized in the applicable escrow agreement, U.S. Bank is hereby directed to invest and reinvest proceeds and other available moneys in the U.S. Bank Money Market Deposit Account. The customer(s) confirm that the U.S. Bank Money Market Deposit Account is a permitted investment under the operative documents and this authorization is the permanent direction for investment of the moneys until notified in writing of permissible alternate instructions.

SCHEDULE B

Schedule of Fees for Services as Escrow Agent

I.
Administration Fee, One-Time: [$3,500]

One-time fee for the routine duties of the Escrow Agent associated with the administration of the account. Administration fees are payable in advance. In the event that the Agreement is not terminated within two years, then an additional administrative fee of

$1,000 shall be due for each year or part thereof. This assumes that the Escrow Agent will be directed to invest in an automated sweep vehicle available through the Escrow Agent’s trust accounting system.

II.
Disbursement Processing Fees (if any): $100 per disbursement in excess of ten disbursements per year Processing fees cover the routine duties of Escrow Agent associated with the administration of the account, billed in arrears. This includes payment by check or wire. This assumes that the Escrow Agent will receive complete and accurate payment information, upon which it can conclusively rely.

III.
Out-of-Pocket Expenses (if any): At Cost

Reimbursement of expenses associated with the performance of Escrow Agent’s duties, including but not limited to fees and expenses of legal counsel, accountants and other agents, tax preparation, reporting and filing, publications, and filing fees.

IV.
Extraordinary Administration Services (if any): At Cost

Extraordinary Administration Services ("EAS") are duties, responsibilities or activities not expected to be provided by the escrow agent at the outset of the transaction, not routine or customary, and/or not incurred in the ordinary course of business, and may require analysis or interpretation. Billing for fees and expenses related to EAS is appropriate in instances where particular inquiries, events or developments are unexpected, even if the possibility of such circumstances could have been identified at the inception of the transaction, or as changes in law, procedures, or the cost of doing business demand. At our option, EAS may be charged on an hourly (time expended multiplied by current hourly rate), flat or special fee basis at such rates or in such amounts in effect at the time of such services, which may be modified by us in our sole and reasonable discretion from time to time. In addition, all fees and expenses incurred by the escrow agent, in connection with the escrow agent's EAS and ordinary administration services and including without limitation the fees and expenses of legal counsel, financial advisors and other professionals, charges for wire transfers, checks, internal transfers and securities transactions, travel expenses, communication costs, postage (including express mail and overnight delivery charges), copying charges and the like will be payable, at cost, to the escrow agent. EAS fees are due and payable in addition to annual or ordinary administration fees. Failure to pay for EAS owed to U.S. Bank when due may result in interest being charged on amounts owed to U.S. Bank for extraordinary administration services fees and expenses at the prevailing market rate.

General. Your obligation to pay under this Fee Schedule shall govern the matters described herein and shall not be superseded or modified by the terms of the governing documents, and survive any termination of the transaction or governing documents and the resignation or removal of the escrow agent. This Fee Schedule shall be construed and interpreted in accordance with the laws of the state identified in the governing documents without giving effect to the conflict of laws principles thereof. You agree to the sole and exclusive jurisdiction of the state and federal courts of the state identified in the governing documents over any proceeding relating to or arising regarding the matters described herein. Payment of fees constitutes acceptance of the terms and conditions described herein.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For a non-individual person such as a business entity, a charity, a trust or other legal entity we will ask for documentation to verify its formation and existence as a legal entity. Escrow Agent may also ask to see financial statements, licenses, identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation.

SCHEDULE C

Each of the following person(s) is a Purchaser Representative authorized to execute documents and direct Escrow Agent as to all matters, including fund transfers, address changes and contact information changes, on Purchaser’s behalf (only one representative required):

Name	Specimen signature	Telephone No.
Name	Specimen signature	Telephone No.
Name	Specimen signature	Telephone No.

If only one person is identified above, the following person is authorized for call-back confirmations:

Name Telephone Number

Each of the following person(s) is a Seller authorized to execute documents and direct Escrow Agent as to all matters, including fund transfers, address changes and contact information changes, on Seller’s behalf (only one representative required):

Cash L. Masters		414-425-8221
Name	Specimen signature	Telephone No.
Name	Specimen signature	Telephone No.
Name	Specimen signature	Telephone No.

If only one person is identified above, the following person is authorized for call-back confirmations:

Name Telephone Number

ATTACHMENT 1

FORM OF JOINT WRITTEN DIRECTION

[To be completed on closing]

U.S. Bank National Association, as Escrow Agent ATTN: Global Corporate Trust Services Address:

RE: ESCROW AGREEMENT made and entered into as of June 28, 2022, by and among Precision Industries, Inc. (“Purchaser”), the Cash L. Masters Revocable Trust, dated October 19, 2005, Cash

L. Masters, Trustee (“Seller”) and U.S. Bank National Association, in its capacity as escrow agent (the “Escrow Agent”).

Pursuant to Section 4 of the above-referenced Escrow Agreement, Purchaser and Seller hereby instruct Escrow Agent to disburse the amount of [$ ] from the Escrow Account to [Purchaser][Seller], as provided below:

Purchaser Seller

Bank Name: Bank Name: Bank Address: Bank Address: ABA No.: ABA No.

Account Name: Account Name: Account No.: Account No.:

PURCHASER: SELLER:

PRECISION INDUSTRIES, INC. CASH L. MASTERS REVOCABLE

TRUST, dated October 19, 2005

By: Name:

By: Cash L. Masters, Trustee

Date: , 202 Date: , 2022

EXHIBIT C

Promissory Note

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY BE REOFFERED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS INSTRUMENT, AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY, ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT, DATED THE DATE HEREOF, BY AND AMONG FIFTH THIRD BANK, NATIONAL ASSOCIATION, PAYEE AND MAKER (THE "SUBORDINATION AGREEMENT").

SUBORDINATED PROMISSORY NOTE

$3,000,000.00 June 28, 2022

FOR VALUE RECEIVED, the undersigned PRECISION INDUSTRIES, INC., a

Pennsylvania corporation ("Maker"), promises to pay to the order of the CASH L. MASTERS REVOCABLE TRUST, dated October 19, 2005, Cash L. Masters, Trustee ("Payee"), or its assigns, at 6285 Parkview Road, Greendale, Wisconsin 53029, or such other place as Payee shall, from time to time, designate in writing to Maker, the principal sum of Three Million Dollars ($3,000,000.00), in lawful money of the United States of America. Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement, dated the date hereof, between Maker and Senior Lender (as defined in Section 8, below) (the "Senior Credit Agreement"), or in the Subordination Agreement, as applicable.

1.
Purchase Agreement. This Note constitutes the Promissory Note, in the original principal amount of Three Million Dollars ($3,000,000.00), to be issued by Maker for the benefit of Payee, pursuant to the terms of the Stock Purchase Agreement, dated the date hereof, among Maker, Cash L. Masters and Payee (the "Purchase Agreement").

2.
Interest. The principal balance hereof from time to time outstanding shall bear interest at the rate of seven percent (7.0%) per year. Interest shall accrue on the outstanding principal balance beginning as of the effective date of this Note.

3.
Payment Terms. The principal balance and interest accrued hereunder shall be payable in accordance with the following schedule: Payments of interest only shall be due and payable on the first (1st) business day of each July, October, January and April during the term of this Note. The entire unpaid principal balance owed under this Note, together with all accrued interest and any other amounts owed hereunder, shall be due and payable in full on September 27, 2027 (the "Maturity Date").

4.
Prepayments. Maker may prepay all or any part of the unpaid balance of this Note at any time, and from time to time, without premium or penalty. All payments and prepayments shall first be applied to accrued interest and then to the payment of principal then most remotely due, but no partial prepayment shall relieve Maker of Maker’s obligations to make the regularly scheduled payments hereunder until all principal and interest is paid in full.

In addition, within 30 days after Maker’s receipt of audited financial statements that include the operations of The Kinetic Co., Inc., a Wisconsin corporation (the "Company"), for the period commencing on October 1, 2023 and ending September 30, 2024 and subject to the terms of the remainder of this paragraph, Maker shall make a prepayment (the "EBITDA-Based Prepayment") in an amount up to one-half of the outstanding principal balance of this Note, in the event that both (a) the EBITDA of the Company (as defined in the Purchase Agreement) for the period commencing on October 1, 2023 and ending on September 30, 2024 exceeds Three Million Five Hundred Thousand Dollars ($3,500,000.00), and (b) the Senior Lender has approved such prepayment in writing.

Further, the entire unpaid principal balance owed under this Note, together with all accrued interest and any other amounts owed under this Note, shall be due and payable in full concurrent with a "Change in Control" of the Company. For purposes of this Note, a "Change in Control" of the Company shall mean: (i) the Company adopts any plan of liquidation providing for the distribution of all or substantially of its assets; (ii) all or substantially all of the assets or business of the Company or Maker is disposed of pursuant to a sale of assets, merger, consolidation or other transaction (unless the shareholders of the Company or Maker, as applicable, immediately prior to such sale of assets, merger, consolidation or other transaction beneficially own, directly or indirectly, all of the voting stock or other ownership interests of the entity or entities, if any, that succeed to the business of the Company or Maker); (iii) a sale of more than fifty percent (50%) of the outstanding shares of the capital stock of the Company or Maker that hold voting rights to any party other than Live Ventures, Inc.; or (iv) the Company or Maker combines with another company and is the surviving entity but, immediately after the combination, the shareholders of the Company or Maker, as applicable, immediately prior to the combination hold, directly or indirectly, fifty percent (50%) or less of the voting stock of the combined company.

4.
Covenants. Maker covenants and agrees that, from and after the date of this Note, so long as any amounts owed under this Note remain outstanding, unless Payee otherwise consents in writing:

(a)
Maker shall furnish to Payee internally prepared monthly financial statements of the Company, consisting of a balance sheet and statements of income and cash flow, on or before the twentieth (20th) day of the following month.

(b)
Maker shall promptly provide written notice to Payee of: (i) the occurrence of any Event of Default (as defined in Section 6, below); or (ii) any litigation, investigation or proceeding applicable to Maker or the Company which may exist at any time and the amount involved is One Hundred Fifty Thousand Dollars ($150,000.00) or more and not covered by insurance, or in which injunctive or similar relief is sought, or if between Maker or the Company and any governmental authority.

(c)
Neither Maker nor the Company shall pay any dividends or distributions to its owners, except (i) if applicable, for any distributions permitted pursuant to Section 11.05 of the Senior Credit Agreement to enable Maker’s or the Company’s owners to pay any

Page 2 of a Subordinated Promissory Note, in the original principal amount of

$3,000,000.00, dated June 28, 2022,

issued by Precision Industries, Inc.in favor of the Cash L. Masters Revocable Trust, dated October 19, 2005.

income tax liability applicable to their pro rata shares of any flow through taxable income of Maker or the Company, and (ii) the Company may pay dividends or distributions to Maker so long as one-half (1/2) of such dividends or distributions are immediately paid by Maker to Payee to reduce the amounts owed under this Note.

(d)
Neither Maker nor the Company shall create, incur, assume or have outstanding any Indebtedness (as such term is defined in the Senior Credit Agreement) that is senior in status to this Note, except for Indebtedness permitted pursuant to the Senior Credit Agreement.

6.
Default. In the event of a default by Maker hereunder, the entire unpaid principal balance hereto, together with all accrued interest, shall, at the option of Payee, be immediately due and payable in full. Maker shall be in default hereunder upon the occurrence of any of the following (each, an "Event of Default"):

(a)
Maker fails to pay any sum due hereunder when due and such amount remains unpaid for more than five (5) business days after such payment was due;

(b)
Maker or the Company shall: (i) become insolvent or take or fail to take any action which constitutes an admission of inability to pay its debts as they mature, (ii) make a general assignment for the benefit of creditors or to an agent authorized to liquidate any substantial amount of its assets, (iii) become the subject of an "order for relief" within the meaning of the U.S. Bankruptcy Code, (iv) file a petition in bankruptcy, or for reorganization, or to effect a plan or other arrangement with creditors, (v) file an answer to a creditor’s petition, admitting the material allegations thereof, for an adjudication of bankruptcy or for reorganization or to effect a plan or other arrangement with creditors,

(vi) apply to a court for the appointment of a receiver or custodian for any of its assets or properties, (vii) have a receiver or custodian appointed for any of its assets or properties, with or without consent, and such receiver shall not be discharged within sixty (60) days after his appointment, or (viii) take any action for the purpose of effecting any of the foregoing;

(d)
Any representation or warranty made by Maker or the Company in any document or financial statement delivered to Payee pursuant to this Note shall prove to have been false in any material respect as of the time when made or given; or

(e)
Maker or the Company shall be in breach or default under the Senior Credit Agreement or any of the other agreements or other documents evidencing or securing any Senior Debt.

No waiver of a default shall constitute a continuing waiver of such default or a waiver of any subsequent default. Upon an Event of Default hereunder, and only for so long as such Event of Default remains uncured, or upon the exercise by Senior Lender of its rights under the Subordination Agreement to prohibit payments on this Note, and only for so long as such prohibition of payments remains in effect, the outstanding principal balance of this Note shall

Page 3 of a Subordinated Promissory Note, in the original principal amount of

$3,000,000.00, dated June 28, 2022,

issued by Precision Industries, Inc.in favor of the Cash L. Masters Revocable Trust, dated October 19, 2005.

accrue interest at a default rate equal to nine percent (9.0%) per year. Maker shall pay all costs of collection, including reasonable attorneys’ fees.

7.
Security. This Note and the amounts owed hereunder are secured by a security interest in the assets of Maker and the Company. The security interest in the assets of Maker and the Company granted to Payee shall be evidenced by a General Business Security Agreement, dated the date hereof, executed by the Company and Maker in favor of Payee.

8.
Subordination. Payee, by its acceptance hereof, acknowledges that this Note is subordinated and junior in right of payment, to the extent set forth in the Subordination Agreement, to the Senior Debt. Payee, by accepting this Note, agrees to execute such documents as the Senior Lender may reasonably request to effect the subordination intended hereunder including, without limitation, any debt subordination agreement reasonably requested by the Senior Lender. For purposes hereof, "Senior Lender" means Fifth Third Bank, National Association, and any successor, substitute, or replacement bank or institutional lender.

9.
Miscellaneous. Maker hereby waives presentment, protest, demand and notice of dishonor, and consent to any and all extensions and renewals hereof without notice. Without affecting the liability of Maker under this Note, the holder hereof may, without notice, renew or extend the time for payment, accept partial payments, release or impair any security for the payment of this Note, agree not to sue any party liable on it, or otherwise modify the terms of payment of any part or the whole of the indebtedness evidenced by this Note, without altering or diminishing the liability of the undersigned.

This Note shall be governed by and construed and interpreted in accordance with the internal laws of the State of Delaware, excluding any choice of law rules that may direct the application of the laws of another jurisdiction. To the extent permitted by law, Maker waives any right to a trial by jury in any action brought under this Note. Maker consents to the personal jurisdiction and venue of the state and federal courts located in (or having jurisdiction over) Waukesha County, Wisconsin, and agrees that any and all lawsuits or other proceedings applicable to this Note, or any controversy or dispute arising under this Note, may be brought in the state or federal courts located in (or having jurisdiction over) Waukesha County, Wisconsin.

Page 4 of a Subordinated Promissory Note, in the original principal amount of

$3,000,000.00, dated June 28, 2022,

issued by Precision Industries, Inc.in favor of the Cash L. Masters Revocable Trust, dated October 19, 2005.

Maker acknowledges receipt of an exact copy of this Note.

PRECISION INDUSTRIES, INC.

By: Name: Title:

Date: June 28, 2022

Page 5 of a Subordinated Promissory Note, in the original principal amount of

$3,000,000.00, dated June 28, 2022,

issued by Precision Industries, Inc.in favor of the Cash L. Masters Revocable Trust, dated October 19, 2005.

EXHIBIT D

Estimated Closing Working Capital

[See Spreadsheet on Attached Page]

Worksheet Key
1	Accounts to be included in Target Working Capital Accounts to be excluded in Target Working Capital
2

Difference

Estimated Closing Working Capital

Target Working Capital

Accounts Receivable - Trade 3,069,042 3,042,968 3,042,923 3,238,908 4,178,285 3,766,067 3,159,562 2,929,425 2,774,391 2,919,390 3,258,933 4,041,602 3,285,125 3,443,975 ⁽⁵⁾ 158,850

1

1

Current Assets 5/31/2021 6/30/2021 7/31/2021 8/31/2021 9/30/2021 10/31/2021 11/30/2021 12/31/2021 1/31/2022 2/28/2022 3/31/2022 4/30/2022Reserve For Doubtful A/Cs (213,886) (228,886) (243,886) (258,886) (273,886) (288,886) (123,886) (138,886) (153,886) (168,886) (183,886) (198,323) (206,339) (198,323) 8,017

AT Trade accounts receivable 2,855,156 2,814,082 2,799,037 2,980,022 3,904,398 3,477,181 3,035,676 2,790,539 2,620,505 2,750,503 3,075,046 3,843,280 3,078,785 3,245,652 166,867

2 Sec 444 Tax Escrow⁽¹⁾ 70,421		70,421	70,421	70,421	70,421	70,421	30,388	30,388	30,388	30,388	30,388	30,388	- 30,388 30,388
AT Other receivables 203,847		216,747	216,747	217,024	205,861	205,861	137,477	137,815	153,606	151,783	152,178	159,595	- 30,388 30,388
1 Raw Material Inventory	1,345,193	1,307,194	1,276,757	1,268,045	1,322,230	1,423,596	1,363,611	1,379,954	1,264,590	1,261,600	1,205,801	1,327,839	1,312,201	1,327,839	15,639
1 Orbital Saw Inventory	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
1 Work In Process Inventory - Material	346,236	379,993	315,253	263,387	362,111	341,318	268,953	300,959	332,789	455,074	450,614	371,062	348,979	371,062	22,083
1 Work in Process Inventory - Labor	131,437	136,813	154,272	122,778	102,584	119,507	119,803	136,687	167,473	146,660	141,873	122,339	133,519	122,339	(11,180)
1 Work in Process Inventory - Overhead	332,201	336,928	358,544	290,644	243,615	280,296	283,916	317,523	391,136	347,353	353,707	376,171	326,003	376,171	50,169
1 Work in Process Inventory - Outside	111,591	121,227	120,052	83,130	90,579	103,610	111,391	113,107	136,571	113,965	129,385	118,805	112,784	118,805	6,021
1 Semi-finished Goods Inventory - Material	240,584	240,583	228,258	208,227	196,104	201,791	174,741	167,628	148,312	149,542	203,061	184,720	195,296	184,720	(10,576)
1 Semi-finished Goods Inventory - Labor	81,413	79,894	80,960	80,609	79,894	76,863	73,179	71,091	66,177	69,429	68,105	69,926	74,795	69,926	(4,869)
1 Semi-finished Goods Inventory - Overhead	231,154	228,299	228,084	225,534	221,904	218,151	202,989	197,238	182,237	193,179	193,175	198,436	210,032	198,436	(11,596)
1 Semi-finished Goods Inventory - Outside	35,266	28,275	24,839	22,627	21,014	31,599	25,058	25,001	26,353	23,688	18,983	29,002	25,975	29,002	3,027
1 Finished Goods Inventory - Material	1,600,765	1,674,175	1,655,356	1,520,467	1,665,297	1,808,845	1,796,125	1,757,887	1,953,205	1,952,162	2,017,489	2,021,818	1,785,299	2,021,818	236,519
1 Finished Goods Inventory - Labor	274,978	292,499	268,331	270,064	267,097	257,442	244,102	234,695	221,163	234,812	252,167	243,268	255,051	243,268	(11,783)
1 Finished Goods Inventory - Overhead	725,452	771,958	714,424	718,590	700,143	678,813	648,020	632,409	596,352	628,659	652,174	661,349	677,362	661,349	(16,013)
1 Finished Goods Inventory - Outside	204,592	197,506	205,007	207,181	196,649	187,629	177,110	174,394	162,255	153,285	157,159	164,976	182,312	164,976	(17,336)
1 Miscellaneous Inventory	(3,867)	(58,608)	-	(27,816)	(10,917)	13,895	33,223	41,644	7,550	(40,943)	(33,384)	(96,054)	(14,606)	(96,054)	(81,448)
1 LIFO Inventory Reserve	1,419,626	1,419,626	1,419,626	1,419,626	1,419,626	1,419,626	1,050,807	1,050,807	1,050,807	1,050,807	1,050,807	1,050,807	1,235,217	1,050,807	(184,409)
1 Section 481A Adjustment	(3,376,195)	(3,376,195)	(3,376,195)	(3,376,195)	(3,376,195)	(3,376,195)	(3,573,239)	(3,573,239)	(3,573,239)	(3,573,239)	(3,573,239)	(3,573,239)	(3,474,717)	(3,573,239)	(98,522)
1 Reserve for Obsolete Inventory (60,000)		(70,000)	(80,000)	(90,000)	(100,000)	(110,000)	-	(10,000)	(20,000)	(30,000)	(40,000)	(50,000)	(55,000) (50,000) 5,000
AT Inventory 3,640,427		3,710,167	3,593,568	3,206,900	3,401,735	3,676,785	2,999,789	3,017,782	3,113,730	3,136,034	3,247,879	3,221,225	3,330,502 3,221,225 (109,277)

2 User Fee Deposit- Lambeau Field⁽²⁾ 32,400 32,400 32,400 32,400 32,400 32,400 32,400 32,400 32,400 32,400 32,400 10,800 - 10,800 10,800

2 Security Deposit- Leased Space⁽³⁾ 14,000 14,000 14,000 14,000 14,000 14,000 14,000 14,000 14,000 14,000 14,000 14,000 - 14,000 14,000

AT Security Deposits 46,400 46,400 46,400 46,400 46,400 46,400 46,400 46,400 46,400 46,400 46,400 24,800 - 24,800 24,800

1Prepaid Expenses 924,411 732,217 879,235 927,492 905,351 881,252 1,024,157 1,170,729 1,397,234 1,620,764 1,894,701 2,092,110 1,204,138 2,092,110 887,972

AT Prepaid expenses 924,411 732,217 879,235 927,492 905,351 881,252 1,024,157 1,170,729 1,397,234 1,620,764 1,894,701 2,092,110 1,204,138 2,092,110 887,972

Total Current Assets 10,342,414 9,957,772 9,788,813 9,047,433 9,384,939 9,296,484 8,915,212 7,559,630 7,955,797 8,235,833 8,850,353 9,613,294 7,613,425 8,614,175 1,000,751

Difference

Estimated Closing Working Capital

Target Working Capital

Accounts Payable - Vendor 205,359 245,641 405,288 229,994 442,373 267,756 119,590 173,327 288,360 351,354 341,276 242,773 276,091 242,773 (33,318)

1

1

1

1

1

Current Liabilities 5/31/2021 6/30/2021 7/31/2021 8/31/2021 9/30/2021 10/31/2021 11/30/2021 12/31/2021 1/31/2022 2/28/2022 3/31/2022 4/30/2022Accounts Payable - Dummy (4,559) (6,172) (5,316) (5,316) - - - - 4 4,333 4 4 (1,418) 4 1,422

Employee Garnishment In/Out 1,396 221 1,396 1,395 891 387 (504) (504) (254) 250 250 250 431 250 (181)

Employee Owned Tooling In/Out 63 63 63 63 63 97 210 (88) (25) 141 274 367 108 367 259

Vouchers Payable 1,059,157 974,883 983,889 1,029,072 1,169,189 1,158,832 1,451,696 1,593,196 2,054,572 2,116,847 2,200,276 2,573,898 1,530,459 2,573,898 1,043,439

LT Total Accounts Payable 1,261,417 1,214,636 1,385,321 1,255,209 1,612,517 1,427,072 1,570,992 1,765,930 2,342,658 2,472,925 2,542,080 2,817,292 1,805,671 2,817,292 1,011,621

1

1

1

1

1

1

1

1

1

1

1

1

1

1

1Illinois Withholding Tax Payable - - - - - - - - 293 375 366 342 115 342 228

Mass. Withholding Tax Payable 205 212 284 213 229 179 220 370 193 240 230 221 233 221 (12)

Arizona (prevCO) Withholding Tax Payable 252 198 316 219 222 259 224 401 428 233 243 291 274 291 17

Georgia Withholding Tax Payable 414 481 599 433 439 414 423 600 1,520 435 474 486 560 486 (74)

Wis. Unemployment Taxes Payable 2,255 2,640 621 889 1,124 338 706 1,226 4,250 7,710 10,051 (2,909) 2,408 (2,909) (5,317)

Ill. Unemployment Taxes Payable - - - - - - - - 208 457 457 - 94 - (94) Massachusetts Unemployment Taxes - - - - - - - - 104 169 226 47 45 47 1

Arizona (prev WA) Unemployment Taxes - - - - - - - - 447 447 447 - 112 - (112) Georgia (prev CO) Unemployment Taxes (6) (6) (6) (6) (6) (6) (6) (6) 3 3 3 (6) (4) (6) (2)

Federal Unemployment Taxes Payable 251 364 156 223 280 149 294 408 2,715 4,016 4,359 4,499 1,476 4,499 3,023

Florida (prev Ca) Unemployment Taxes (0) (0) (0) (0) (0) (0) (0) (0) 323 378 378 364 120 364 244

Kansas Unemployment Taxes 182 182 182 182 182 182 182 182 182 182 182 182 182 182 - Wisc. Sales Tax Payable 18 - - - 315 315 - - - - - - 54 - (54) Wash. Sales Tax Payable 0 0 155 254 254 1,531 4,363 4,363 4,363 400 571 928 1,432 928 (504)

California Sales Tax Withheld 1,536 600 1,600 3,427 3,694 7,228 3,626 4,618 8,857 1,956 1,581 5,150 3,656 5,150 1,493

LT Taxes Payable 5,107 4,671 3,907 5,834 6,733 10,590 10,031 12,162 23,885 17,002 19,568 9,595 10,757 9,595 (1,163)

1

1

1

1

1

1Insurance (Prop. & Lia.) Payable 68,738 92,076 71,340 94,442 73,695 98,695 - (20,736) 4,264 28,473 10,435 35,435 46,405 35,435 (10,970)

Vacation Wages Payable 152,976 162,370 134,805 141,480 144,719 156,844 135,549 114,317 98,819 105,812 108,498 121,799 131,499 121,799 (9,700)

Holiday Wages Payable 19,474 15,488 11,484 29,484 25,064 43,064 45,905 (4,942) (56,352) (38,352) (20,352) (2,352) 5,635 (2,352) (7,986)

FFCRA Wages Payable (37,141) (37,217) (12,640) (12,640) (14,531) (16,478) (4,220) (4,220) (4,220) (1,947) (1,947) - (12,267) - 12,267

Personal Property Taxes Payable 9,900 11,550 13,200 14,850 16,500 18,150 12,175 1,200 2,400 3,600 4,800 6,000 9,527 6,000 (3,527)

Real Estate Taxes Payable 36,000 42,000 48,000 54,000 60,000 66,000 61,053 67,053 12,000 18,000 24,000 30,000 43,175 30,000 (13,175)

LT Other Payables 249,948 286,266 266,189 321,616 305,448 366,275 250,463 152,672 56,911 115,586 125,434 190,882 223,974 190,882 (33,093)

1

1

1Accrued Payroll - Production Wages 89,367 116,203 49,793 64,488 77,867 87,082 83,511 13,561 60,483 59,691 83,666 90,578 73,024 90,578 17,554

Accrued Payroll - Indirect Wages 21,381 27,269 10,811 16,300 23,105 25,508 23,760 3,418 14,834 15,392 23,539 28,246 19,464 28,246 8,783

Accrued Payroll - Office Wages 107,299 140,293 55,450 77,641 98,029 111,605 103,246 19,579 70,421 61,954 100,023 107,561 87,758 107,561 19,802

1 Accrued Bonuses - LT Accrued Payroll 218,046		- 283,764	- 116,054	- 158,429	- 199,002	- 224,194	55,000 265,516	5,000 41,558	- 145,738	- 137,037	- 207,227	- 226,385

1 Accrued Medical Expenses 240,809 246,025 211,854 194,089 101,835 132,240 179,806 50,581 57,898 (147,197) (198,090) (77,566)

1 Accrued Dental Expenses 17,661 17,967 17,665 18,629 18,355 14,198 7,467 6,028 4,536 2,558 338 (533)

1 Accrued Expenses- Misc. 13,000 2,500 5,000 2,516 10,000 52,399 56,024 24,823 55,167 13,878 16,878 19,878

1 Accrued Legal & Accounting Fees 36,445 43,642 46,002 25,691 25,716 24,861 - 10,000 14,820 21,892 31,892 41,892

1	Accrued Sales Promotions 89,603	92,603	95,603	113,603	131,603	149,603	167,603	175,936	86,919	95,253	103,586	111,919
LT	Accrued Expenses 397,518	402,737	376,123	354,528	287,509	373,300	410,899	267,369	219,340	(13,616)	(45,396)	95,589
	Total Current Liabilities 2,732,035	2,192,074	2,147,595	2,095,618	2,411,208	2,401,431	2,507,901	2,361,220	2,788,531	2,875,894	3,240,959	3,622,585

5,000 - (5,000)

185,246 226,385 41,139

82,690 (77,566) (160,257)

10,406 (533) (10,939)

22,672 19,878 (2,794)

26,904 41,892 14,987

117,819 111,919 (5,900)

260,492 95,589 (164,903)

2,486,140 3,339,742 853,603

Acquired Working Capital

Difference

Estimated Closing Working Capital

Target Working Capital

1

1

Net Working Capital 5/31/2021 6/30/2021 7/31/2021 8/31/2021 9/30/2021 10/31/2021 11/30/2021 12/31/2021 1/31/2022 2/28/2022 3/31/2022 4/30/2022Current Assets 7,419,994 7,256,466 7,271,839 7,114,414 8,211,484 8,035,217 7,059,622 6,979,050 7,131,469 7,507,301 8,217,626 9,156,615 7,613,425 8,614,175 1,000,751

Current Liabilities 2,132,035 2,192,074 2,147,595 2,095,618 2,411,208 2,401,431 2,507,901 2,239,692 2,788,531 2,728,934 2,848,913 3,339,742 2,486,140 3,339,742 853,603

Net Working Capital (Monthly 5,287,958 5,064,392 5,124,245 5,018,796 5,800,276 5,633,785 4,551,721 4,739,359 4,342,938 4,778,367 5,368,712 5,816,873 5,127,285 5,274,433 147,148

Net Working Capital (TTM) 5,492,311 5,492,989 5,495,809 5,511,181 5,593,558 5,538,525 5,421,479 5,319,241 5,210,339 5,116,524 5,090,018 5,127,285

Target Working Capital Adjustments

Normalized accrued expenses 71,243 82,824 94,404 105,985 111,160 122,740 - 11,839 23,678 34,618 46,457 58,296 63,604 58,296 (5,308)

Allowance for doubtful accounts 213,886 228,886 243,886 258,886 273,886 288,886 123,886 138,886 153,886 168,886 183,886 198,323 206,339 198,323 (8,017)

LIFO inventory reserve 1,956,569 1,956,569 1,956,569 1,956,569 1,956,569 1,956,569 2,522,432 2,522,432 2,522,432 2,522,432 2,522,432 2,522,432 2,239,500 2,522,432 282,932

Reserve for obsolete inventory 60,000 70,000 80,000 90,000 100,000 110,000 - 10,000 20,000 30,000 40,000 50,000 55,000 50,000 (5,000)

Management salary adjustments 24,328 24,328 38,174 33,559 33,559 36,059 33,559 29,000 29,000 29,000 29,000 29,000 30,714 29,000 (1,714)

Non-operating/aged accounts payable 30,963 30,963 30,963 30,963 30,963 30,963 30,963 30,963 30,963 30,963 30,963 30,963 30,963 30,963 -

Accrued Medical Expense Adjustmen⁽t⁴⁾ - (110,185) 110,185

Net Working Capital	5/31/2021	6/30/2021	7/31/2021	8/31/2021	9/30/2021	10/31/2021	11/30/2021	12/31/2021	1/31/2022	2/28/2022	3/31/2022	4/30/2022
Current Assets	9,650,449	9,511,921	9,552,294	9,419,869	10,541,939	10,390,672	9,705,940	9,650,369	9,827,787	10,228,619	10,963,944	11,927,369
Current Liabilities	2,005,501	2,053,959	1,984,054	1,925,111	2,235,526	2,211,670	2,443,380	2,167,890	2,704,890	2,634,353	2,742,494	3,221,484
Adjusted Net Working Capita	7,644,948	7,457,962	7,568,241	7,494,758	8,306,413	8,179,002	7,262,561	7,482,479	7,122,897	7,594,266	8,221,450	8,705,886
Net Working Capital (TTM)	7,942,623	7,921,667	7,907,055	7,907,658	7,977,781	7,913,751	7,811,561	7,756,390	7,694,823	7,648,214	7,668,935	7,753,405

Target Working Capital Analysis

Difference

Estimated Closing Working Capital

Target Working Capital

10,114,264 11,384,930 1,270,665

2,360,859 3,331,669 970,809

7,753,405 8,053,261 299,856

Notes:

1.
Excluding Sec 444 escrow for tax from the target and including in the actual so that Seller is refunded his deposit. The Sec. 444 escrow has been on-going and relates to the fact that Kinetic has an 11/30 year end but the owner pays taxes based on a calendar year end.

Target Working Capital 7,753,405

Target Net Working Capital

Valuation Range

2.
Excluding Lambeau Field deposits from the target and including in the actual so that Seller is refunded his deposit. Upper 7,778,405
3.
Excluding lease deposits from the target and including in the actual so that Seller is refunded his deposit. Lower 7,728,405
4.
Adjustment to account for under accrued medical expenses
5.
5/31/22 A/R balance Closing Date Payment 274,856